-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32216) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 40
                                      AND


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 41


                       VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
           ON APRIL 29, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      VANGUARD(R) VARIABLE INSURANCE FUND

                                 April 29, 2005

This prospectus
contains financial data
for the Portfolios through
the fiscal year ended
December 31, 2004.


PROSPECTUS

                                                          MONEY MARKET PORTFOLIO

                                           SHORT-TERM INVESTMENT-GRADE PORTFOLIO

                                               TOTAL BOND MARKET INDEX PORTFOLIO

                                                       HIGH YIELD BOND PORTFOLIO

                                                              BALANCED PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                     DIVERSIFIED VALUE PORTFOLIO

                                              TOTAL STOCK MARKET INDEX PORTFOLIO

                                                          EQUITY INDEX PORTFOLIO

                                                         MID-CAP INDEX PORTFOLIO

                                                                GROWTH PORTFOLIO

                                                        CAPITAL GROWTH PORTFOLIO

                                                  SMALL COMPANY GROWTH PORTFOLIO

                                                         INTERNATIONAL PORTFOLIO

                                                            REIT INDEX PORTFOLIO


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  THE VANGUARD GROUP (R)LOGO]

VANGUARD VARIABLE INSURANCE FUND
Prospectus
April 29, 2005


----------------------------------------------------------------------------------------------------------------------------
CONTENTS
----------------------------------------------------------------------------------------------------------------------------
 1 AN INTRODUCTION TO VANGUARD               14   Equity Index Portfolio                30   More on the Balanced Portfolio
   VARIABLE INSURANCE FUND
                                             15   Mid-Cap Index Portfolio*              31   More on the Stock Portfolios
 1 PORTFOLIO PROFILES
   1   Money Market Portfolio                17   Growth Portfolio                   39   ADDITIONAL INFORMATION

   3   Short-Term Investment-                18   Capital Growth Portfolio           41   TURNOVER RATE
       Grade Portfolio
                                             20   Small Company Growth Portfolio     42   THE PORTFOLIOS AND VANGUARD
   4   Total Bond Market Index Portfolio
                                             21   International Portfolio            42   INVESTMENT ADVISORS
                                             23   REIT Index  Portfolio
   6   High Yield Bond Portfolio                                                     47   TAXES
                                          24   MORE ON THE PORTFOLIOS
   8   Balanced Portfolio                                                            47   SHARE PRICE
                                             25   More on the Money Market Portfolio
   9   Equity Income Portfolio                                                       47   FINANCIAL HIGHLIGHTS
                                             26   More on the BondPortfolios
  11   Diversified Value Portfolio                                                   56   GENERAL INFORMATION

  12   Total Stock Market Index Portfolio                                            57   GLOSSARY OF INVESTMENTTERMS
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, policies, strategies, and risks associated with each Portfolio of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------



*[INDEXED TO MSCI /(R)/ LOGO]

1

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 15 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.
 Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, past performance, and operating costs.
 Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio's investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
 More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolios appears in the Portfolio Profiles following this introduction. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, its performance could be hurt by:
- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for money market funds, so investors should expect the Portfolio's monthly income to fluctuate.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.

- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

 AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Money Market Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------
[BAR CHART: SCALE -60% TO 80%]
                            1995       5.88%
                            1996       5.43
                            1997       5.55
                            1998       5.50
                            1999       5.18
                            2000       6.47
                            2001       4.35
                            2002       1.73
                            2003       1.01
                            2004       1.26
   --------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).

     -------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
     -------------------------------------------------------------------------------------
                                                           1 YEAR     5 YEARS      10 YEARS
     -------------------------------------------------------------------------------------
     Money Market Portfolio                                 1.26%       2.94%         4.22%
     Citigroup 3-Month U.S. Treasury Bill Index* (reflects
      no deduction for fees or expenses)                    1.24        2.79          3.99
     -------------------------------------------------------------------------------------
     *Prior  to April 7,  2003,  this  Index was known as the  Salomon
      Smith  Barney 3-Month U.S. Treasury Bill Index.
     -------------------------------------------------------------------------------------


 If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 1-800-522-5555.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                           0.12%
 12b-1 Distribution Fee:                                                         None
 Other Expenses:                                                                0.03%
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                                     0.15%

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

3



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
      $15             $48             $85             $192
------------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--SHORT-TERM INVESTMENT-GRADE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Investment-Grade Portfolio. (Prior to August 19, 2004, this Portfolio was known as the Short-Term Corporate Portfolio.)

INVESTMENT OBJECTIVE
The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

PRIMARY RISKS


The Portfolio is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:


- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk should be high for the Portfolio, so investors should expect the Portfolio's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.
- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Short-Term Investment-Grade Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

             ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART: SCALE -60% TO 80%]
                              2000        8.17%
                              2001        7.85
                              2002        6.25
                              2003        3.55
                              2004        2.07
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.42% (quarter ended June 30, 2004).


  -----------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                                        SINCE
                                          1 YEAR      5 YEARS      INCEPTION*
  -----------------------------------------------------------------------------
  Short-Term Investment-Grade              2.07%        5.55%           5.07%
   Portfolio
  Lehman Brothers 1-5 Year U.S.
   Credit Index (reflects no               2.44         6.95            6.28
   deduction for fees or expenses)
  -----------------------------------------------------------------------------
  *Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through December 31, 2004.
  -----------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.12%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.15%




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



  --------------------------------------------------
     1 YEAR      3 YEARS    5 YEARS      10 YEARS
  --------------------------------------------------
      $15          $48        $85          $192
  --------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Bond Market Index Portfolio. (Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.)

INVESTMENT OBJECTIVE
The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income

5

securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.
 The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
n Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.
- Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Total Bond Market Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ---------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
 [BAR CHART: SCALE -60% TO 80%]
                                1995      18.04%
                                1996       3.53
                                1997       9.41
                                1998       8.60
                                1999      -0.80
                                2000      11.28
                                2001       8.30
                                2002       8.31
                                2003       4.02
                                2004       4.20
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).

  -----------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
  -----------------------------------------------------------------------------
  Total Bond Market Index Portfolio                  4.20%    7.19%       7.38%
  Lehman Brothers Aggregate Bond Index (reflects
   no deduction for fees or expenses)                4.34     7.71        7.72
  -----------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% portfolio transaction fee on purchases of $30 million or more by a single investor. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.14%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.17%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


               --------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                   $17          $55        $96          $217
               --------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------


The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of current income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potential for greater volatility. The Portfolio's performance could be hurt by:


- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.


- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

7

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

 BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the High Yield Bond Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

     -------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
[BAR CHART]
[SCALE -60% TO 80%
                1997    12.08%
                1998     4.06
                1999     2.89
                2000    -2.06
                2001     3.25
                2002     1.54
                2003    16.87
                2004     8.53
      --------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).


     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
     --------------------------------------------------------------------------
                                                                          SINCE
                                           1 YEAR      5 YEARS       INCEPTION*
     --------------------------------------------------------------------------
     High Yield Bond Portfolio              8.53%        5.43%            6.40%
     Lehman Brothers High-Yield Bond
      Index (reflects no deduction         11.13         6.97             6.86
      for fees or expenses)
     --------------------------------------------------------------------------
     *Since-inception returns are from June 3, 1996--the inception date of the
      Portfolio--through December 31, 2004.
     --------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                      0.21%
 12b-1 Distribution Fee:                                                    None
 Other Expenses:                                                           0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                               0.24%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $25             $77           $135            $306
------------------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--BALANCED PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but to have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

PRIMARY RISKS
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.
- With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; and credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.
- The Portfolio is also subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Balanced Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

       ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]
                        1995    32.43%
                        1996    16.23
                        1997    23.13
                        1998    12.04
                        1999     4.32
                        2000    10.36
                        2001     4.43
                        2002    -6.72
                        2003    20.45
                        2004    11.29
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).

9


     -------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
     -------------------------------------------------------------------------------------
                                                  1 YEAR         5 YEARS          10 YEARS
     -------------------------------------------------------------------------------------
     Balanced Portfolio                           11.29%           7.58%            12.31%
     -------------------------------------------------------------------------------------
     Comparative Benchmarks (reflect no deduction
      for fees or expenses)
      Standard & Poor's 500 Index                 10.88%          -2.30%            12.07%
      Composite Stock/Bond Index*                  8.70            1.76             11.15
     -------------------------------------------------------------------------------------
     *Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted
      35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index
      through March 31, 2000, and the Lehman Brothers Credit A or Better Bond
      Index thereafter.
     ------------------------------------------------------------------------------------


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.24%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.26%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $27             $84            $146            $331
------------------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for long-term capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Income Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.\

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
{RANGE -60% - 80%]
                        1995    38.90%
                        1996    18.69
                        1997    34.39
                        1998    17.62
                        1999    -2.51
                        2000    11.37
                        2001    -3.51
                        2002   -13.76
                        2003    24.44
                        2004    13.32
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                      1 YEAR  5 YEARS  10 YEARS
-------------------------------------------------------------------------------
Equity Income Portfolio                              13.32%     5.50%    12.75%
--------------------------------------------------------------------------------
Comparative Benchmarks
 Russell 1000 Value Index (reflects no deduction     16.49%     5.27%    13.83%
 for fees or expenses)
 Standard & Poor's 500 Index (reflects no            10.88    -2.30     12.07
 deduction for fees or expenses)
 Average Equity Income Fund*                         12.81     3.69     10.47
-------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.25%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.01%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.26%




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

11


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $27             $84            $146           $331
------------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term capital appreciation and income.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large- and mid-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Diversified Value Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


       ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                        2000    26.03%
                        2001     0.76
                        2002   -14.24
                        2003    31.12
                        2004    20.46
      ----------------------------------------------------
 During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                          SINCE
                                              1 YEAR       5 YEARS     NCEPTION*
-------------------------------------------------------------------------------
Diversified Value Portfolio                     20.46%      11.46%         7.06%
Standard & Poor's 500/Barra Value Index
(reflects no deduction for fees or expenses)    15.71        2.48          4.04
-------------------------------------------------------------------------------
*Since-inception returns are from February 8, 1999--the inception date of the
 Portfolio--through December 31, 2004.
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.40%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.42%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $43             $135            $235            $530
------------------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio.

INVESTMENT OBJECTIVE
The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Dow Jones Wilshire 5000 Composite Index by investing primarily in three Vanguard funds--Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard Extended Market Index Fund. The Dow Jones Wilshire 5000 Composite Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.


PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

13

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Total Stock Market Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past returns do not indicate how it will perform in the future.


      ----------------------------------------------------
                               ANNUAL TOTAL RETURN
[BAR CHART]
[RANGE -60% - 80%}
                                2004    12.55%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.86% (quarter ended September 30, 2004).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                                             1 YEAR   INCEPTION*
--------------------------------------------------------------------------------

Total Stock Market Index Portfolio                           12.55%       20.29%
Dow Jones Wilshire 5000 Composite Index (reflects no
 deduction for fees or expenses)                             12.62        20.19
--------------------------------------------------------------------------------
*Since-inception returns are from January 8, 2003--the inception date of the Portfolio--through December 31, 2004.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.




            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                         None
            12b-1 Distribution Fee:                                      None
            Other Expenses:                                              None
            Total Annual Portfolio Operating                             None*
             Expenses:
            Annualized Indirect Expense Ratio:                         0.18%*
            *Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio
             invests. See    THE PORTFOLIOS AND VANGUARD.




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
      $18             58             101            230
------------------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                        1995    37.37%
                        1996    22.86
                        1997    33.17
                        1998    26.68
                        1999    21.05
                        2000    -9.04
                        2001   -12.00
                        2002   -22.11
                        2003    28.47
                        2004    10.80
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).


  -----------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                  1 YEAR   5 YEARS     10 YEARS
  -----------------------------------------------------------------------------
   Equity Index Portfolio                          10.80%    -2.36%     12.00%
   Standard & Poor's 500 Index (reflects no
   deduction for fees or expenses)                 10.88     -2.30      12.07
  -----------------------------------------------------------------------------

15

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.12%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.02%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.14%


 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $14             $45             $79             $179
------------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Mid-Cap Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

   ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]
                        2000    17.93%
                        2001    -0.53
                        2002   -14.65
                        2003    34.06
                        2004    20.32
      ----------------------------------------------------
 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                          SINCE
                                            1 YEAR      5 YEARS      INCEPTION*
-------------------------------------------------------------------------------
Mid-Cap Index Portfolio                     20.32%       10.06%          12.66%
-------------------------------------------------------------------------------
Comparative Benchmarks (reflect no deduction for fees
 or expenses)
 Standard & Poor's MidCap 400 Index         16.48%        9.54%          12.09%
 Spliced Mid Cap Index                      20.52        10.00           12.49
 MSCI US Mid Cap 450 Index                  20.52           --              --
-------------------------------------------------------------------------------
 *The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2004.
**The Portfolio adopted the MSCI US Mid Cap 450 Index as its target index on May
 16, 2003. Previously, the S&P MidCap 400 Index served as the Portfolio's target index. The Spliced Mid Cap Index reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.




            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.21%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.03%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.24%





 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $25            $77            $135            $306
------------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--GROWTH PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

     ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% -80%]
                        1995    38.33%
                        1996    26.90
                        1997    26.64
                        1998    40.75
                        1999    22.43
                        2000   -20.01
                        2001   -31.83
                        2002   -35.89
                        2003    26.13
                        2004     7.25
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).


-----------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------
                                       1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------
   Growth Portfolio                     7.25%    -13.91%      6.12%
-----------------------------------------------------------------------
  Comparative Benchmarks (reflect no deduction for fees
   and expenses)
   Russell 1000 Growth Index            6.30%     -9.29%      9.59%
   Standard & Poor's 500 Index          10.88     -2.30       12.07
-----------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.35%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.01%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.36%





 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $37             $116            $202            $456
------------------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Capital Growth Portfolio.

INVESTMENT OBJECTIVE
The Capital Growth Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid- and large-cap growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Capital Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

19


      --------------------------------------------------------------------------
                               ANNUAL TOTAL RETURN
      --------------------------------------------------------------------------
[BAR CHART]
[RANGE -60% -80%]
                2003    37.24%
                2004    17.63
      --------------------------------------------------------------------------


 During the period shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -0.94% (quarter ended September 30, 2004).


--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                                      1  YEAR         INCEPTION*
--------------------------------------------------------------------------------
Capital Growth Portfolio                                17.63%            22.18%
Standard & Poor's 500 Index (reflects no  deduction for
  fees or expenses)                                     10.88             16.19
--------------------------------------------------------------------------------
*Since-inception returns are from December 3, 2002--the inception date of the Portfolio--through December 31, 2004.
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the
            Portfolio's assets)
            Management Expenses:                                          0.39%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.03%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.42%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $43            $135           $235            $530
------------------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Small Company Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                19.97   13.27%
                1998     7.95
                1999    61.34
                2000    15.80
                2001     5.59
                2002   -24.03
                2003    41.07
                2004    15.30
      --------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
 Small Company Growth Portfolio               15.30%        8.61%         13.25%
 Russell 2500 Growth Index (reflects no
  deduction for fees or expenses)             14.59        -2.32           5.61
--------------------------------------------------------------------------------
 *Since-inception returns are from June 3, 1996--the inception date of the
  Portfolio--through December 31, 2004.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in

21

the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.




            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.44%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.02%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.46%



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
      $47           $148           $258           $579
------------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the International Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
[BAR CHART]
[SCALE -60% TO 80%]
                1995    15.90%
                1996    14.60
                1997     3.34
                1998    18.83
                1999    25.39
                2000    -6.70
                2001   -18.62
                2002   -17.25
                2003    34.88
                2004    19.42
      --------------------------------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                    1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
International Portfolio                              19.42%      0.24%     7.54%
Morgan Stanley Capital International Europe,
 Australasia, Far East (MSCI EAFE) Index (reflects
  no deduction for fees or expenses)                 20.25      -1.13      5.62
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.33%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.08%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.41%




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $42            $132           $230           $518
------------------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

23


--------------------------------------------------------------------------------
 PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------



The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

PRIMARY INVESTMENT STRATEGIES
The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the REIT Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
[BAR CHART]
[SCALE -60% TO 80%]
                        2000    26.29%
                        2001    12.14
                        2002     3.53
                        2003    35.48
                        2004    30.51
    --------------------------------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR    5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
REIT Index Portfolio                          30.51%     20.99%           17.09%
--------------------------------------------------------------------------------
Comparative Benchmarks (reflect no deduction
 for fees or expenses)
 Morgan Stanley REIT Index                   31.49%      21.67%           17.62%
 Target REIT Composite**                     30.85       21.27            17.34
 Dow Jones Wilshire5000 Composite Index      12.62       -1.42             2.64
--------------------------------------------------------------------------------
*The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2004.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



            ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
            Management Expenses:                                          0.27%
            12b-1 Distribution Fee:                                        None
            Other Expenses:                                               0.04%
             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.31%




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $32             $100            $174            $393
------------------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MORE ON THE PORTFOLIOS

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 This part of the prospectus is divided into four main sections: More on the Money Market Portfolio, More on the Bond Portfolios, More on the Balanced Portfolio, and More on the Stock Portfolios. These sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. Following these sections is additional information that applies to some or all of the Portfolios.
 As you read the prospectus, be aware that the Portfolios' board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

25

MORE ON THE MONEY MARKET PORTFOLIO

The MONEY MARKET PORTFOLIO's primary policy is to invest in high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------


[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.


 Vanguard's Fixed Income Group, advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities, such as Federal Home Loan Banks.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE. CREDIT RISK SHOULD BE VERY LOW FOR THE PORTFOLIO BECAUSE IT INVESTS IN SECURITIES THAT ARE CONSIDERED TO BE OF HIGH QUALITY.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE THAT THE PORTFOLIO'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

 More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.
 The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

 The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the

London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.
 In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

MORE ON THE BOND PORTFOLIOS

The SHORT-TERM INVESTMENT-GRADE, TOTAL BOND MARKET INDEX, and HIGH YIELD BOND PORTFOLIOS each invest mainly in bonds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal gov-ernment issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------


[FLAG] THE BOND  PORTFOLIOS ARE SUBJECT TO VARYING LEVELS OF INTEREST RATE RISK,
     WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



 In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Investment-Grade Portfolio is expected to have a low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.

[FLAG]
EACH BOND PORTFOLIO IS ALSO SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

27

 Credit risk should be low for the Short-Term Investment-Grade and Total Bond Market Index Portfolios because they invest mainly in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

[FLAG] EACH BOND  PORTFOLIO IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT
     THE PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING BONDS.

 In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Short-Term Investment-Grade Portfolio should have a high level of income risk.
 The bond Portfolios may enter into mortgage-dollar-roll transactions, in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with a Portfolio's investment objective and risk profile.

FOREIGN BONDS

Each of the bond Portfolios may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that a Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolios are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.

SHORT-TERM INVESTMENT-GRADE PORTFOLIO

The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.
 The Portfolio may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds, unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.
 To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issues.
 Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained below.
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.


- State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.
- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments such as commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
-    Futures,  options,  and other  derivatives  may  represent a portion of the
     Portfolio's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives.
- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies.
- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.

TOTAL BOND MARKET INDEX PORTFOLIO


The Total Bond Market Index Portfolio invests in a sample of fixed income and mortgage-backed securities in an attempt to track the performance of the Lehman Brothers Aggregate Bond Index. The sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds listed in the Index; this policy may be changed only upon 60 days' notice to investors.

     Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index.
     As part of the index sampling process, the Portfolio has the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds of the same maturity. This strategy, which we call "corporate substitution," may increase the Portfolio's income but will also marginally increase its exposure to credit risk. The Portfolio limits corporate substitutions to bonds with maturities of less than 5 years and generally with credit quality of A or better. In addition, the Portfolio limits corporate substitutions to a maximum of 10% of its assets.
     The Lehman Brothers Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than one year. As of December 31, 2004, the Portfolio was composed of the following types of bonds:


 --------------------------------------------------------------------------
 TYPE OF BOND                           PORTION OF PORTFOLIO'S MARKET VALUE
 --------------------------------------------------------------------------
 Mortgage-backed                                       35%
 U.S. Treasury and government agency                   35
 Corporate                                             26
 Foreign                                                4
 --------------------------------------------------------------------------


 Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. The Portfolio may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Portfolio, reduce the Portfolio's transaction costs, or add value when these instruments are favorably priced.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK

The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a

29

number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC); and the Federal National Mortgage Association
(FNMA), often referred to as "Fannie Mae." GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not.
 The Total Bond Market Index Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio invests in a diversified group of high-yielding, high-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's, or that, if unrated, are of comparable quality as determined by the Portfolio's advisor. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

[FLAG] BECAUSE OF ITS INVESTMENT IN JUNK BONDS, THE PORTFOLIO IS SUBJECT TO HIGH
     CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------



     The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. The Portfolio may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
     The Portfolio will not invest in bonds that, at the time of initial investment, are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.
 The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield.
 The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline, even if other bond prices are rising because of a decline in prevailing interest rates.
 During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately.

 As of December 31, 2004, the Portfolio's holdings had the following credit-quality characteristics:
---------------------------------------------------------------------
CREDIT QUALITY                  PERCENTAGE OF PORTFOLIO'S NET ASSETS
--------------------------------------------------------------------
Aaa                                              5%
Baa                                              2
Ba                                              42
B                                               49
Not Rated                                        2
--------------------------------------------------------------------




 BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE PORTFOLIO, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

 To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2004, the Portfolio held the bonds of 265 corporate issuers. This should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.

 Futures, options, and other derivatives may represent a portion of the Portfolio's total assets. These investments may be in bond futures, contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps. and other types of derivatives.

 The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
 The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because of the limitation regarding buyers, these securities may be considered illiquid--meaning that they could be difficult for the Portfolio to convert to cash if needed.
 The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Portfolio's board of trustees. While the Portfolio's investment advisor determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the advisor's decisions. The factors the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

MORE ON THE BALANCED PORTFOLIO

The BALANCED PORTFOLIO invests in both stocks and bonds. It invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks, of established, medium-size and large companies. The remaining 30% to 40% of Portfolio assets are invested mainly in investment-grade short-, intermediate-, and long-term bonds that the advisor believes will generate a reasonable level of income. The combination of stocks and bonds is intended to provide long-term capital appreciation and current income.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------




 In building the Portfolio's stock holdings, the advisor seeks to purchase stocks of medium-size and large companies that appear to be undervalued but to have prospects for improvement. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2004, was $34.4 billion.


 In selecting the Portfolio's bond holdings, the advisor emphasizes investment-grade corporate bonds that it believes will generate a reasonable level of income. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity

31

of the Portfolio's bond holdings in anticipation of changes in interest rates. While the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bonds as of December 31, 2004, was 5.4 years.
 A breakdown of the Portfolio's bond holdings (which amounted to 30% of the Portfolio's net assets) as of December 31, 2004, follows:

------------------------------------------------------------------------------
TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                               70%
U.S. Treasury and government agency                     21
Government mortgage-backed                               6
Foreign                                                  3
------------------------------------------------------------------------------

 The advisor purchases bonds of investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2004, was Aa2, according to Moody's.

 While the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.
 The Portfolio may invest up to 20% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

MORE ON THE STOCK PORTFOLIOS


The EQUITY INCOME, DIVERSIFIED VALUE, EQUITY INDEX, MID-CAP INDEX, GROWTH, CAPITAL GROWTH, SMALL COMPANY GROWTH, INTERNATIONAL, and REIT INDEX PORTFOLIOS invest mainly in common stocks, although each has its own strategies and types of holdings. To achieve exposure to common stocks, the TOTAL STOCK MARKET INDEX PORTFOLIO invests in shares of other mutual funds.


[FLAG] EACH STOCK PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE
     THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 Other than the International Portfolio, each Portfolio invests mainly in, or has exposure mainly to, stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. (You will find a chart illustrating the volatility of the international stock market on page 37.)

----------------------------------------------------------------
            U.S. STOCK MARKET RETURNS (1926-2004)
---------------------------------------------------------------
                          1 YEAR  5 YEARS  10 YEARS    20 YEARS
---------------------------------------------------------------

Best                       54.2%    28.6%     19.9%      17.8%
Worst                     -43.1    -12.4      -0.8        3.1
Average                    12.4     10.6      11.2       11.4
---------------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of these Portfolios in particular.

ACTIVELY MANAGED PORTFOLIOS

Six of the stock Portfolios are actively managed, meaning that their investment advisors buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market. These six Portfolios are the Equity Income, Diversified Value, Growth, Capital Growth, Small Company Growth, and International Portfolios.


[FLAG] EACH ACTIVELY  MANAGED STOCK PORTFOLIO IS SUBJECT TO MANAGER RISK,  WHICH
     IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




INVESTMENT STYLES

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each of the stock Portfolios as of December 31, 2004, is listed below:

---------------------------------------------------------
                                    ASSET-WEIGHTED MEDIAN
PORTFOLIO                           MARKET CAPITALIZATION
---------------------------------------------------------
Total Stock Market Index                   $34.6 billion
Equity Income                               29.6
Diversified Value                           29.6
Equity Index                                53.1
Mid-Cap Index                                5.5
Growth                                      24.7
Capital Growth                              22.6
Small Company Growth                         1.4
International                               20.2
REIT Index                                   3.4
--------------------------------------------------


 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.

[FLAG] EACH STOCK  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE
     CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP STOCKS, VALUE STOCKS, OR REIT STOCKS) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

     The following illustration shows how each of the nine Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United
States.)

33

[GRAPHIC OF STYLE BOX]
.......................... STYLE..................................
    VALUE                 BLEND                  GROWTH
----------------------------------------------------------------
  Equity Income       Equity Index             Growth             LARGE
Diversified Value   Total Stock Market Index  Capital Growth             MARKET-
-----------------------------------------------------------------         CAP
                     Mid-Cap Index                                MEDIUM
-----------------------------------------------------------------
REIT Index                                  Small Company Growth  SMALL



FOREIGN SECURITIES

The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Capital Growth, Diversified Value, Growth, and Small Company Growth Portfolios may each invest up to 20% of their assets in foreign securities.
 To the extent that a Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

EQUITY INCOME PORTFOLIO

Under normal circumstances, the Equity Income Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio invests mainly in common stocks of established, medium-size and large companies (typically among the 1,000 largest in the United States) that pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.
 The advisors' focus on income usually results in the purchase of "value" stocks, which often have above-average dividend yields. Value stocks are generally out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such measures as earnings and book value.
 Although the Portfolio generally invests primarily in common stocks, it may invest up to 20% of its assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's or Moody's Investors Service).
 Each investment advisor independently chooses and maintains a selection of investments for the Portfolio. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
 The advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that produce above-average income and that, in the advisor's opinion, have the potential for long-term capital growth.
 Wellington Management Company, LLP (Wellington Management), which manages about 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend income, below-average valuations, and the potential for dividends increasing in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.

 The Vanguard Group (Vanguard), through its Quantitative Equity Group, which manages about 40% of the Portfolio's assets, invests mainly in common stocks that pay above-average levels of dividend income and have the potential for capital appreciation. Additionally, Vanguard manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see ADDITIONAL INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.


DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio invests mainly in common stocks of mid- and large-capitalization companies. The advisor's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the advisor selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average dividend yields and sell at below-average prices in comparison with such measures as their book value and earnings.
 To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

TOTAL STOCK MARKET INDEX PORTFOLIO

The Total Stock Market Index Portfolio is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Total Stock Market Index Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

 The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the Dow Jones Wilshire 5000 Composite Index by investing all, or substantially all, of its assets in three Vanguard funds--Vanguard Total Stock Market Index Fund, which tracks the Dow Jones Wilshire 5000 Composite Index; Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index; and Vanguard Extended Market Index Fund, which tracks the Dow Jones Wilshire 4500 Completion Index. The Dow Jones Wilshire 5000 Composite Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the Dow Jones Wilshire 4500 Completion Index contains all stocks in the Dow Jones Wilshire 5000 Composite Index, except those stocks included in the S&P 500 Index. The Portfolio allocates approximately 45% of its assets to Vanguard Total Stock Market Index Fund, 40% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and 15% of its assets to Vanguard Extended Market Index Fund. The Portfolio, as a fund of funds, is considered nondiversified because it invests in very few underlying funds. However, the underlying funds in which the Portfolio invests spread their assets across a broad array of securities.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




EQUITY INDEX PORTFOLIO

The Equity Index Portfolio is a stock index fund that seeks to track the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All, or substantially all, of the Portfolio's assets will be invested in stocks that make up the Index.
 The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 53% of its market capitalization.

MID-CAP INDEX PORTFOLIO

The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index.

35

For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All, or substantially all, of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI.
 Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the larger-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

GROWTH PORTFOLIO

The Growth Portfolio uses multiple investment advisors, each of which is responsible for managing a portion of the Portfolio's assets. The Growth Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies. Each of the investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. Both advisors employ active investment management methods, which means that securities are bought and sold based on the advisors' evaluations of companies and their financial prospects, as well as on the advisors' assessment of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities.
 Alliance Capital Management L.P. (Alliance), advisor for about 70%-75% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. Alliance's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.


 William Blair & Company, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets-- approximately 25%-30%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

 The Vanguard Group (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see ADDITIONAL INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.

[FLAG] BECAUSE THE PORTFOLIO  TENDS TO INVEST A HIGH PERCENTAGE OF ASSETS IN ITS
     TEN LARGEST HOLDINGS, THE PORTFOLIO IS SUBJECT TO ASSET CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE PORTFOLIO'S PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.


 As of December 31, 2004, the Portfolio had invested 30.6% of assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.


CAPITAL GROWTH PORTFOLIO

The Capital Growth Portfolio consists predominantly of mid- and large-capitalization stocks. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Portfolio typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for well-above-average growth in earnings, and strong management teams. Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio invests primarily in small-capitalization stocks of companies that are considered to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide little or no dividend income.

 Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. Both advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, or the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have above-average growth potential.

 Granahan Investment Management, Inc. (Granahan), which managed about 57% of the Portfolio's assets as of December 31, 2004, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.
 Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed the balance of the Portfolio's assets as of December 31, 2004, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
 The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
 The Portfolio trades stocks aggressively, which may result in higher transaction costs.
 The Vanguard Group (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see ADDITIONAL INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.


INTERNATIONAL PORTFOLIO

The International Portfolio invests in common stocks of non-U.S. companies considered to have above-average potential for growth. Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. Both advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of companies located outside the United States that, in the advisor's opinion, have above-average growth potential.

 Schroder Investment Management North America Inc. (Schroders), which managed about 51% of the Portfolio's assets as of December 31, 2004, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

 Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

 The core (normally 60% to 70%) of the assets in Schroders' portion of the Portfolio is invested in stocks of companies that possess what Schroders believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroders assets consists of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.

 Baillie Gifford Overseas Ltd (Baillie Gifford), which managed about 44% of the Portfolio's assets as of December 31, 2004, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental

37

approach to identify quality growth companies. The advisor considers sustainable earnings and free cash growth to be critical factors in evaluating a company's prospects.
 Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when evaluating companies in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.
 To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.
 The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.
 Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG]  CURRENCY  RISK,  WHICH  IS  THE  CHANCE  THAT  THE  VALUE  OF A  FOREIGN
     INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

 Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced, because a given sum in foreign currency translates into more U.S. dollars.
 The Portfolio is also subject to:

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

 International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
 Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------------
       INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
--------------------------------------------------------------
                         1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------------
Best                       69.4%    36.1%     22.0%     15.5%
Worst                     -23.4     -2.9       4.0      10.2
Average                    12.5     10.9      12.1      13.1
--------------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Portfolio in particular.

 The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or similar investment vehicles. The Portfolio may also enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The advisors will use these contracts to eliminate some of the uncertainty of foreign exchange rates.
 The Vanguard Group (Vanguard) manages a small portion (about 5% as of December 31, 2004) of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see ADDITIONAL INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.

REIT INDEX PORTFOLIO

The REIT Index Portfolio uses an indexing, or passively managed, investment approach. The Portfolio's advisor, Vanguard, normally invests approximately 98% of the Portfolio's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------




 The Portfolio invests in stocks of REITs that own office buildings, hotels, shopping centers, and other properties. The Portfolio holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as its weighting in the Index. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its noncash assets in that stock.


[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE PORTFOLIO CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE PORTFOLIO.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
--------------------------------------------------------------------------------


 Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.
 The Morgan Stanley REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the REIT Index Portfolio invests in equity REITs only.

39

 As of December 31, 2004, the Index included 121 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the Morgan Stanley REIT Index tend to be small- and mid-capitalization stocks, with market capitalizations generally below $4 billion.
Like small-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.
 Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2004, was as follows.

-----------------------------------
TYPE OF REIT   PERCENTAGE OF INDEX
-----------------------------------
Retail               25%
Apartments           18
Office               17
Industrial           16
Diversified          12
Health Care           5
Hotels                5
-----------------------------------


 The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to meet shareholder redemptions.


ADDITIONAL INFORMATION


PORTFOLIO DIVERSIFICATION
The target indexes tracked by the Equity, Mid-Cap, and REIT Index Portfolios typically include a diverse collection of stocks. Similarly, these Portfolios hold stocks of many companies across many different industries. It is possible that a Portfolio's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Portfolio tracking such an index might no longer meet the legal definition of "diversified." For this reason the Equity, Mid-Cap, and REIT Index Portfolios are classified as "nondiversified." However, each of these Portfolios, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects each of them to remain diversified.
 The Total Stock Market Index Portfolio is also considered nondiversified because it invests in very few underlying funds. However, the Portfolio's underlying funds invest their assets in many securities.
 Each stock index portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolios' advisors attempt to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

U.S. GOVERNMENT-SPONSORED ENTITIES

Certain Portfolios may invest in securities issued by U.S. government-sponsored entities.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest each Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolios are permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

Each Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

OTHER INVESTMENT POLICIES AND RISKS

Other than the Money Market Portfolio, all of the Portfolios may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The index Portfolios use futures only for the purpose of tracking their target indexes. To the extent that the REIT Index Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. The Equity Income Portfolio may also invest in convertible securities and swap agreements. The Equity Index and Mid-Cap Index Portfolios may also invest in warrants, convertible securities, and swap agreements. The Balanced and Total Bond Market Index Portfolios may also invest in collateralized mortgage obligations (CMOs). The Small Company Growth and International Portfolios may also invest in convertible securities.

 Vanguard may invest a small portion of the Total Bond Market Index Portfolio's assets in bond index futures and/or shares of bond exchange-traded funds (ETFs). Bond index futures and bond ETFs provide returns similar to those of the bonds listed in the target index or a subset of the index.

 Vanguard typically invests a small portion of the Equity Income, Growth, Small Company Growth, and International Portfolios' assets in stock index futures and/or shares of ETFs, including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations. Vanguard may also invest a small portion of the Total Stock Market Index Portfolio's assets in VIPER Shares issued by the underlying funds.

 The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced.

 Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolios to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolios will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

41


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolios can be found in the FINANCIAL HIGHLIGHTS section of this prospectus, other than the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIOS AND VANGUARD


Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
 The Total Stock Market Index Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Total Stock Market Index Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISORS

THE VANGUARD GROUP

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to eight of the Portfolios of Vanguard Variable Insurance Fund.

 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


 Vanguard's Fixed Income Group provides advisory services for the MONEY MARKET, SHORT-TERM INVESTMENT-GRADE, and TOTAL BOND MARKET INDEX PORTFOLIOS. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Fixed Income Group managed more than $257 billion in total assets.
 The managers primarily responsible for the day-to-day management of the preceding Portfolios are:
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed investment portfolios and the Money Market Portfolio since 1997. Education: B.S., University of Wisconsin.
- GREGORY S. NASSOUR, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed the Short-Term Investment-Grade Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.
- GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999 and has managed the Total Bond Market Index Portfolio since 2002. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

 For the fiscal year ended December 31, 2004, the Money Market Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For the fiscal year ended December 31, 2004, the Short-Term Investment-Grade Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

43

 For the fiscal year ended December 31, 2004, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

 Vanguard's Quantitative Equity Group provides advisory services for the EQUITY INCOME, EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS. The TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets. The managers primarily responsible for the day-to-day management of the preceding Portfolios are:

- DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Index Portfolio since its inception.
     Education: B.S.B.A., Shippensburg University.
- DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989 and has managed the Total Stock Market Index Portfolio since its inception.
     Education: B.S., LaSalle University.
- RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since 1997 and has managed the Equity Index Index Portfolio since 2000.
     Education: B.S., The Pennsylvania State University.
- GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the REIT Index Portfolio since its inception.
     Education: B.S., Villanova University.
- JAMES P. STETLER, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Equity Income Portfolio since 2003. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

 For the fiscal year ended December 31, 2004, the Equity Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For the fiscal year ended December 31, 2004, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.
 For the fiscal year ended December 31, 2004, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.


 Vanguard employs nine independent investment advisors to manage the remaining eight Portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the HIGH YIELD BOND, BALANCED, and EQUITY INCOME PORTFOLIOS. Wellington Management, an investment advisory firm founded in 1928, managed approximately $470 billion in stock and bond portfolios as of December 31, 2004.
 The managers primarily responsible for the day-to-day management of the preceding Portfolios are:
- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the High-Yield Bond Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

- NATHANIEL S. LEVY, Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2003; and has assisted in the management of the High-Yield Bond Portfolio since 2003. Education: B.A., Swarthmore College; M.B.A., Carnegie Mellon University.
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Balanced Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.
- EDWARD P. BOUSA, CFA, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; and has assisted in the management of the Balanced Portfolio since 2000. Education: B.A., Williams College; M.B.A., Harvard Business School.
- JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Equity Income Portfolio since 2003. Education: B.S., Lehigh University; M.B.A., University of Virginia.
 Wellington Management's advisory fee with respect to the Balanced Portfolio is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

 For the fiscal year ended December 31, 2004, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.
 For the fiscal year ended December 31, 2004, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.08% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

WELLINGTON MANAGEMENT COMPANY, LLP, and THE VANGUARD GROUP

Wellington Management and Vanguard's Quantitative Equity Group each provide investment advisory services for the EQUITY INCOME PORTFOLIO. The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
 The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average net assets managed by the advisor over the quarterly period. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared with that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

 For the fiscal year ended December 31, 2004, the aggregate advisory fees paid to Wellington Management, and advisory expenses paid to Vanguard, represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a decrease of $2,000 based on performance.

 Please consult the Fund's Statement of Additional Information for more information about the Portfolio's investment advisory arrangements.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the DIVERSIFIED VALUE PORTFOLIO. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $42 billion in stock and bond portfolios as of December 31, 2004.
 The manager primarily responsible for the day-to-day management of the DIVERSIFIED VALUE PORTFOLIO is:
- JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
 Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Diversified Value Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Standard & Poor's 500/Barra Value Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.02%.

ALLIANCE CAPITAL MANAGEMENT L.P. and WILLIAM BLAIR & COMPANY, L.L.C.

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the GROWTH PORTFOLIO.
 Alliance, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $540 billion in assets as of December 31, 2004.
 William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of December 31, 2004, William Blair & Company managed about $27 billion in assets.
 Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
 The managers primarily responsible for the day-to-day management of the GROWTH PORTFOLIO are:
- ALAN LEVI, Senior Vice President of Alliance Capital Management Corporation and head of the Disciplined Growth Portfolio Team. He has worked in investment management since 1973; has been with Alliance for his entire investment management career; and has managed a portion of the Portfolio since 2002. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

45

- JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.
 The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period (60-month period for William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that the performance fee structure was not in full operation for Alliance until September 30, 2004, and will not be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the advisory fee paid by the Portfolio represented an effective annual rate of 0.14% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.

PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Pasadena, CA 91101, provides investment advisory services to the CAPITAL GROWTH PORTFOLIO. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of December 31, 2004, PRIMECAP managed about $46 billion in assets.
 The managers primarily responsible for the day-to-day management of the CAPITAL GROWTH PORTFOLIO are:
- HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.
- THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
- JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed the Portfolio since its inception in 2002. Education:
     B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
- ALFRED W. MORDECAI, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has managed the Portfolio since its inception in 2002. Education:
     B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.
- MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School. Each of these five individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is managed by individuals in PRIMECAP's research department.
 PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

GRANAHAN INVESTMENT MANAGEMENT, INC. and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the SMALL COMPANY GROWTH PORTFOLIO.
 Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $3 billion in assets as of December 31, 2004.
 GMO is an investment advisory firm founded in 1977. As of December 31, 2004, GMO managed more than $82 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.
 Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.
 The managers primarily responsible for the day-to-day management of the SMALL COMPANY GROWTH PORTFOLIO are:
- JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed a portion of the Portfolio since its inception. Education:
     B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed a portion of the Portfolio since its inception. Education:
     B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed a portion of the Portfolio since 1996.
     Education: B.A., Boston University.
- ROBERT F. GRANAHAN, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1987 and has managed a portion of the Portfolio since 2000. Education: B.S., University of Massachusetts.
 The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for Granahan and GMO until June 30, 2006; until then, Granahan's and GMO's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.17% of the Portfolio's average net assets, before a performance-based increase of 0.04%.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. and BAILLIE GIFFORD OVERSEAS
LTD

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd (Baillie Gifford), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, each provide investment advisory services for the INTERNATIONAL PORTFOLIO.
 Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of December 31, 2004, Schroders, together with its affiliated companies, managed approximately $204 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for Schroders' portion of the Portfolio, effective April 1, 2003.
 Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $62 billion as of December 31, 2004.
 The managers primarily responsible for the day-to-day management of the INTERNATIONAL PORTFOLIO are:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroders and Schroder Limited. He has been with The Schroder Group since 1968 and has managed a portion of the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
- JAMES K. ANDERSON, Deputy Chief Investment Officer, Head of Global Equities, and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.
 The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Note that this performance fee structure will not be in full operation for Baillie Gifford until March 31, 2006; until then, Baillie Gifford's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.
 Schroders pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based decrease of 0.01%.

 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

47

 For a discussion of why the board of trustees approved each Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

TAXES

The tax consequences of your investment in a Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of a Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of a Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).

 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio will use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
 Each Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal year 2004 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.012 per share from investment income (interest).

Shareholders received $0.012 per share in the form of dividend distributions. The earnings ($0.012 per share) minus the distributions ($0.012 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 1.26% for the year.

As of December 31, 2004, the Portfolio had approximately $840 million in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 1.26% of its average net assets.
--------------------------------------------------------------------------------






MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------


                                                                  YEAR ENDED DEC. 31,          OCT. 1 TO      YEAR ENDED SEPT. 30,
                                                            ---------------------------------   DEC. 31,    ------------------------
                                                                2004       2003       2002         2001*         2001          2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00      $1.00      $1.00          $1.00       $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .012       .010       .017           .007        .052        .061
 Net Realized and Unrealized Gain (Loss) on Investments           --        --         --             --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                               .012       .010       .017           .007        .052          .061
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.012)     (.010)     (.017)         (.007)      (.052)        (.061)
 Distributions from Realized Capital Gains                        --        --         --             --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                           (.012)     (.010)     (.017)         (.007)      (.052)        (.061)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00     $1.00      $1.00          $1.00       $1.00         $1.00
====================================================================================================================================
TOTAL RETURN                                                   1.26%      1.01%      1.73%          0.69%       5.34%         6.21%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $840       $862     $1,053         $1,034      $1,032          $861
 Ratio of Total Expenses to Average Net Assets                 0.15%      0.20%      0.21%        0.18%**       0.18%         0.17%
 Ratio of Net Investment Income to Average Net Assets          1.26%      1.01%      1.71%        2.73%**       5.14%         6.06%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

49



SHORT-TERM INVESTMENT-GRADE PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR ENDED
                                                           YEAR ENDED DEC. 31,            OCT. 1 TO           SEPT. 30,
                                                  ---------------------------------------  DEC. 31,       -------------------------
                                                    2004         2003         2002           2001**         2001        2000
-----------------------------------------------------------------------------------------            ------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.74       $10.71       $10.40           $10.40       $ 9.72       $9.75
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .33          .31          .32             .115         .581        .646
 Net Realized and Unrealized Gain (Loss) on
 Investments                                        (.11)         .06          .31            (.115)        .430       (.030)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    .22          .37          .63               --        1.011        .616
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.34)        (.34)        (.32)              --        (.331)      (.646)
 Distributions from Realized Capital Gains            --           --           --               --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.34)        (.34)        (.32)              --        (.331)      (.646)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.62       $10.74       $10.71           $10.40       $10.40       $9.72
===================================================================================================================================
TOTAL RETURN                                       2.07%        3.55%        6.25%            0.00%       10.65%       6.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $394         $390         $298             $142         $128         $63
 Ratio of Total Expenses to Average Net Assets     0.15%        0.20%        0.23%           0.21%+        0.21%       0.20%
 Ratio of Net Investment Income to Average Net
  Assets                                           3.16%        3.49%        4.65%           5.50%+        6.33%       6.74%
 Portfolio Turnover Rate                             33%          51%          72%              15%          46%         44%
===================================================================================================================================
 *Prior to August 19, 2004, this Portfolio was known as the Vanguard Variable Insurance Fund Short-Term Corporate Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.


VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO*
----------------------------------------------------------------------------------------------------------------------------------


                                                         YEAR ENDED DEC. 31,             OCT. 1 TO         YEAR ENDED SEPT. 30,
                                                ---------------------------------------   DEC. 31,       --------------------------
                                                    2004         2003         2002           2001**         2001        2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.63       $11.74       $11.29           $11.34       $10.36      $10.34

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

 Net Investment Income                               .49          .57          .54             .158         .653        .680
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     (.01)        (.12)         .36            (.208)        .670        .020
----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    .48          .45          .90            (.050)       1.323        .700
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.61)        (.56)        (.45)              --        (.343)      (.680)
 Distributions from Realized Capital Gains          (.02)          --           --               --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.63)        (.56)        (.45)              --        (.343)      (.680)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.48       $11.63       $11.74           $11.29       $11.34      $10.36
==================================================================================================================================
TOTAL RETURN                                       4.20%        4.02%        8.31%           -0.44%       13.05%       7.05%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $635         $591         $688             $533         $520        $337
 Ratio of Total Expenses to Average Net Assets     0.17%        0.22%        0.24%           0.22%+        0.22%       0.20%
 Ratio of Net Investment Income to Average
  Net Assets                                       4.38%        4.48%        5.33%           5.82%+        6.31%       6.63%
 Portfolio Turnover Rate                             60%          85%          91%              19%          75%         61%
=================================================================================================================================
 *Prior to May 1, 2002, the Portfolio was known as the Vanguard Variable Insurance Fund High-Grade Bond Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                OCT. 1 TO             YEAR ENDED
                                                  YEAR ENDED DEC. 31,            DEC. 31,              SEPT. 30,
                                          -------------------------------------     2001*       -------------------------
                                           2004         2003        2002                          2001        2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $8.95        $8.21       $8.58            $8.28        $9.02       $9.50
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                      .68          .53         .59             .168         .794        .849
 Net Realized and Unrealized Gain (Loss)
 on Investments                             .04          .78        (.46)            .142       (1.120)      (.480)
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           .72         1.31         .13             .310        (.326)       .369
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (.65)        (.57)       (.51)              --        (.414)      (.849)
 Distributions from Realized Capital
  Gains                                      --           --          --               --           --          --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                       (.65)        (.57)       (.51)              --        (.414)      (.849)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $9.02        $8.95       $8.21            $8.59        $8.28       $9.02
=========================================================================================================================
TOTAL RETURN                              8.53%       16.87%       1.54%            3.74%       -3.72%       4.03%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $275         $295        $203             $172         $158        $142
 Ratio of Total Expenses to Average
  Net Assets                              0.24%        0.29%       0.33%          0.28%**        0.28%       0.26%
 Ratio of Net Investment Income to
  Average Net Assets                      7.22%        7.59%       8.40%          8.87%**        9.26%       9.12%
 Portfolio Turnover Rate                    57%          49%         30%               6%          29%         23%
===========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.




 BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                YEAR ENDED
                                                        YEAR ENDED DEC. 31,                OCT. 1 TO             SEPT. 30,
                                                  ----------------------------------        DEC. 31, -----------------------------
                                                    2004         2003         2002           2001*          2001         2000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $17.16       $14.72       $16.98           $15.87       $16.93       $17.41
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .493          .44         .445              .12          .54          .71
 Net Realized and Unrealized Gain (Loss)
 on Investments                                    1.402         2.47       (1.460)             .99          .08          .26
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  1.895         2.91       (1.015)            1.11          .62          .97
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.435)        (.47)       (.630)              --         (.72)        (.64)
 Distributions from Realized Capital Gains            --           --        (.615)              --         (.96)        (.81)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.435)        (.47)      (1.245)              --        (1.68)       (1.45)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.62       $17.16       $14.72           $16.98       $15.87       $16.93
====================================================================================================================================
TOTAL RETURN                                       11.29%       20.45%      -6.72%             6.99%        4.15%        5.91%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $1,035         $898         $693             $697         $636         $512
 Ratio of Total Expenses to Average Net Assets**   0.26%        0.31%        0.33%           0.30%+        0.29%        0.25%
 Ratio of Net Investment Income to Average
 Net Assets                                        2.99%        2.98%        3.13%           3.15%+        3.53%        3.98%
 Portfolio Turnover Rate                             22%          27%          24%               4%          27%          28%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.02%, 0.02%, 0.01%, and (0.02%),
 respectively.
 +Annualized.

51


EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         OCT. 1  TO              YEAR ENDED
                                                         YEAR ENDED DEC. 31,              DEC. 31,                SEPT. 30,
                                                  ----------------------------------------                  ------------------------
                                                    2004         2003         2002            2001*            2001        2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $20.00       $16.55       $19.79           $19.30          $21.09      $21.10
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .49         .470          .44              .10             .44         .58
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     1.80        3.455        (3.05)             .39            (.26)        .08
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.29        3.925        (2.61)             .49             .18         .66
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.47)       (.450)        (.54)              --            (.58)       (.52)
 Distributions from Realized Capital Gains         (2.37)       (.025)        (.09)              --           (1.39)       (.15)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (2.84)       (.475)        (.63)              --           (1.97)       (.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.45       $20.00       $16.55           $19.79          $19.30      $21.09
====================================================================================================================================
TOTAL RETURN                                      13.32%       24.44%      -13.76%            2.54%           0.78%       3.06%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $439         $372         $296             $348            $334        $322
 Ratio of Total Expenses to Average Net Assets     0.26%        0.35%        0.37%          0.32%**           0.33%       0.31%
 Ratio of Net Investment Income to Average
 Net Assets                                        2.78%        2.83%        2.45%          2.20%**           2.21%       2.44%
 Portfolio Turnover Rate                             29%          63%           5%               0%              1%          8%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


DIVERSIFIED VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         OCT. 1  TO             YEAR ENDED
                                                          YEAR ENDED DEC. 31,             DEC.  31,              SEPT. 30,
                                             ----------------------------------------                 ------------------------------
                                                    2004         2003         2002            2001*        2001             2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.46       $ 8.98       $10.66           $10.16      $ 9.85             $9.31
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .22          .25**        .23              .06         .16               .21
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     2.09         2.47        (1.71)             .44         .36               .45
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.31         2.72        (1.48)             .50         .52               .66
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.22)        (.24)        (.20)              --        (.21)             (.12)
 Distributions from Realized Capital Gains            --           --           --               --          --                --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.22)        (.24)        (.20)              --        (.21)             (.12)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $13.55       $11.46       $ 8.98           $10.66      $10.16             $9.85
====================================================================================================================================
TOTAL RETURN                                       20.46%       31.12%      -14.24%            4.92%       5.42%             7.18%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $420         $239         $152             $174        $163               $47
 Ratio of Total Expenses to Average Net Assets+     0.42%        0.48%        0.50%          0.48%++       0.45%             0.45%
 Ratio of Net Investment Income to Average
 Net Assets                                         2.26%        2.60%        2.33%          2.03%++       2.19%             2.67%
 Portfolio Turnover Rate                              15%          24%          27%               4%         29%               42%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Calculated based on average shares outstanding.
 +Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.01%, 0.00%, and (0.02%),
  respectively.
++Annualized.

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED              JAN. 8* TO
                                                                   DEC. 31,                DEC. 31,
                                                                       2004                    2003
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $25.61                  $20.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .31                   .23**
 Capital Gain Distributions Received                                    .25                     --
 Net Realized and Unrealized Gain (Loss) on Investments                2.63                    5.38
---------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      3.19                    5.61
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.10)                    --
 Distributions from Realized Capital Gains                             (.10)                    --
---------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.20)                    --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $28.60                  $25.61
===================================================================================================
TOTAL RETURN                                                          12.55%                  28.05%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $257                    $150
 Ratio of Total Expenses to Average Net Assets                           0%+                   0%++
 Ratio of Net Investment Income to Average Net Assets                  1.45%                1.04%++
 Portfolio Turnover Rate                                                  7%                      7%
---------------------------------------------------------------------------------------------------
 *Inception.
**Calculated based on average shares outstanding.
 +The average weighted expense ratio of the underlying funds was 0.18%.
 ++Annualized.


EQUITY INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED                  OCT. 1 TO                    YEAR ENDED
                                                             DEC. 31,                    DEC.31,                      SEPT. 30,
                                              -----------------------------------------                      ----------------------
                                                    2004         2003         2002         2001*               2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $26.57       $21.68       $29.91         $27.03            $37.64          $33.85
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .49**        .34         .330            .10               .36             .38
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     2.27         5.57       (6.445)          2.78            (10.23)           4.12
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.76         5.91       (6.115)          2.88             (9.87)           4.50
 ----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income               (.35)        (.34)       (.440)            --              (.39)           (.38)
 Distributions from Realized Capital Gains          (.69)        (.68)      (1.675)            --              (.35)           (.33)
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (1.04)       (1.02)      (2.115)            --              (.74)           (.71)
 -----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $28.29       $26.57       $21.68         $29.91            $27.03          $37.64
====================================================================================================================================
TOTAL RETURN                                      10.80%       28.47%      -22.11%         10.65%           -26.69%          13.43%
 ===================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $1,664       $1,450         $961         $1,225            $1,111          $1,507
  Ratio of Total Expenses to Average Net Assets    0.14%        0.18%        0.18%         0.18%+             0.17%           0.16%
  Ratio of Net Investment Income to Average
   Net Assets                                    1.91%**        1.62%        1.43%         1.24%+             1.11%           1.01%
  Portfolio Turnover Rate                             8%           6%          10%             3%                8%             11%
------------------------------------------------------------------------------------------------------------------------------------
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Net investment income per share and the ratio of net investment income to average net assets include
  $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
 +Annualized.

53



MID-CAP INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCT. 1 TO
                                                            YEAR ENDED DEC. 31,            DEC. 31,         YEAR ENDED SEPT. 30,
                                                      ----------------------------------      2001*   -----------------------------
                                                          2004       2003        2002   --------------        2001            2000
----------------------------------------------------------------------------------------              -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.64    $10.60      $13.23        $11.21          $14.97        $10.65
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                      .16       .13          .08          .02
 Net Realized and Unrealized Gain (Loss) on                2.59      3.33       (1.85)         2.00
  Investments
                                                      -----------------------------------------------------------------------------
 Total from Investment Operations                          2.75      3.46       (1.77)         2.02
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                     (.12)      (.10)       (.11)           --
 Distributions from Realized Capital Gains                   --      (.32)       (.75)           --
                                                      -----------------------------------------------------------------------------
 Total Distributions                                      (.12)      (.42)       (.86)           --
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                           $16.27    $13.64      $10.60        $13.23
====================================================================================================================================


TOTAL RETURN                                             20.32%    34.06%     -14.65%        18.02%
====================================================================================================================================



RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $524      $394        $264          $251
 Ratio of Total Expenses to Average Net Assets            0.24%     0.29%       0.30%       0.30%**
 Ratio of Net Investment Income to Average Net
  Assets                                                  1.24%     1.17%       0.81%       0.83%**
 Portfolio Turnover Rate                                    21%      78%+         24%            9%
-----------------------------------------------------------------------------------------------------------------------------------
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.
 +Includes activity related to a change in the Portfolio's target index.



GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCT. 1 TO
                                                          YEAR ENDED DEC. 31,             DEC. 31,          YEAR ENDED SEPT. 30,
                                                   -----------------------------------       2001*   ------------------------------
                                                        2004       2003        2002   ---------------        2001             2000
--------------------------------------------------------------------------------------               ------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.93     $ 8.70      $14.37         $12.01         $35.14         $28.96
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                    .051**   .039          .05           .01             .04            .080
 Net Realized and Unrealized Gain (Loss) on              .738     2.227       (4.97)          2.35         (16.73)           7.795
  Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                        .789     2.266       (4.92)          2.36         (16.69)           7.875
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                  (.049)     (.036)       (.05)            --           (.09)           (.160)
 Distributions from Realized Capital Gains                 --        --        (.70)            --          (6.35)          (1.535)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                   (.049)     (.036)      (0.75)            --          (6.44)          (1.695)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.67    $10.93      $ 8.70         $14.37         $12.01           $35.14
====================================================================================================================================


TOTAL RETURN                                            7.25%    26.13%     -35.89%         19.65%        -57.31%           28.25%
====================================================================================================================================



RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $367      $384        $314           $594           $501           $1,302
 Ratio of Total Expenses to Average Net Assets+         0.36%     0.39%       0.41%        0.39%++          0.33%            0.31%
 Ratio of Net Investment Income to Average Net
  Assets                                              0.43%**     0.45%       0.37%        0.28%++          0.18%            0.24%
 Portfolio Turnover Rate                                 100%       47%         49%            12%           136%              81%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
 +Includes performance-based investment advisory fee increases (decreases) of
 (0.02%), (0.04%), (0.01%), 0.00%, 0.00%, and 0.00%, respectively.
++Annualized.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DEC. 31,           DEC. 3*
                                                                        ----------------------     TO DEC.31,
                                                                         2004             2003           2002
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.88           $ 9.39          $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                                         0.94**             .051+            .01
 Net Realized and Unrealized Gain (Loss) on Investments                2.166             3.444           (.62)
--------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      2.260             3.495           (.61)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.022)             (.005)            --
 Distributions from Realized Capital Gains                            (.048)                --             --
--------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.070)             (.005)            --

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $15.07            $12.88         $ 9.39
==============================================================================================================
TOTAL RETURN                                                          17.63%            37.24%         -6.10%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                   $167               $83             $9
 Ratio of Total Expenses to Average Net Assets                         0.42%             0.48%        0.47%++
 Ratio of Net Investment Income (Loss) to Average Net Assets         0.84%**             0.45%        0.86%++
 Portfolio Turnover Rate                                                  4%                7%             0%
==============================================================================================================
 *Inception.
**Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
+Calculated based on  average shares outstanding.
++Annualized.


SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DEC. 31,              OCT. 1 TO      YEAR ENDED SEPT. 30,
                                                  -----------------------------------------    DEC. 31,    ------------------------
                                                         2004         2003          2002         2001*         2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.91       $11.99       $16.43         $13.26      $22.66     $12.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                            (.001)        .014           --           .01         .11          .17
 Net Realized and Unrealized Gain (Loss) on Investments  2.586        4.909        (3.80)          3.16       (3.40)        9.69

-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                        2.585        4.923        (3.80)          3.17       (3.29)        9.86
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.015)        (.003)        (.12)            --        (.17)        (.07)
 Distributions from Realized Capital Gains                  --           --         (.52)            --       (5.94)          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                    (.015)        (.003)       (0.64)            --       (6.11)        (.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $19.48       $16.91       $11.99         $16.43      $13.26       $22.66
===================================================================================================================================
TOTAL RETURN                                            15.30%       41.07%      -24.03%         23.91%     -17.87%       76.97%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA=
 Net Assets, End of Period (Millions)                     $752         $621         $383           $494        $390         $480
 Ratio of Total Expenses to Average Net Assets**         0.46%        0.55%        0.57%         0.51%+       0.50%        0.46%
 Ratio of Net Investment Income (Loss) to Average
  Net Assets                                           (0.01%)        0.09%        0.05%         0.27%+       0.71%        0.98%
 Portfolio Turnover Rate                                   80%          64%          58%            16%         73%         125%
===================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of
0.04%, 0.08%, 0.07%, 0.04%, 0.05%, and 0.04%, respectively.
 +Annualized.

55


INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCT. 1 TO
                                                          YEAR ENDED DEC. 31,                    DEC. 31,   YEAR ENDED SEPT. 30,
                                               -------------------------------------------          2001*   -----------------------
                                                      2004          2003           2002   ------------------     2001         2000
------------------------------------------------------------------------------------------                  -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.84        $ 9.67         $12.37            $10.98      $16.96     $15.58
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .23         .155            .160              .01         .27          .25
 Net Realized and Unrealized Gain (Loss) on            2.24        3.160         (2.175)             1.38       (4.64)        1.80
  Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                      2.47        3.315         (2.015)             1.39       (4.37)        2.05
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.16)        (.145)         (.280)                --       (.24)        (.21)
 Distributions from Realized Capital Gains               --           --          (.405)               --       (1.37)        (.46)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                  (.16)        (.145)         (.685)               --       (1.61)        (.67)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $15.15       $12.84         $ 9.67            $12.37      $10.98       $16.96
====================================================================================================================================

TOTAL RETURN                                         19.42%       34.88%        -17.25%            12.66%     -28.15%       13.62%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $557         $352           $210              $258        $234         $365
 Ratio of Total Expenses to Average Net
  Assets**                                            0.41%        0.47%          0.53%            0.43%+       0.43%        0.38%
 Ratio of Net Investment Income to Average
  Net Assets                                          1.99%        1.79%          1.45%            0.12%+       1.42%        1.48%
 Portfolio Turnover Rate                                36%          62%            37%               11%         50%          41%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Includes performance-based investment advisory fee increases (decreases) of (0.01)%, 0.00%, 0.05%, 0.03%, 0.02%, and
 0.00%, respectively.
 +Annualized.


REIT INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            YEAR ENDED
                                                      YEAR ENDED DEC. 31,              OCT. 1 TO             SEPT. 30,
                                                ----------------------------------      DEC. 31,      -----------------------
                                                    2004       2003          2002        2001*           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $16.09     $12.84        $13.03        $12.44        $11.61         $ 9.85
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .536       .490           .38           .14           .45            .43
 Net Realized and Unrealized Gain (Loss)
 on Investments                                    4.229      3.755           .10           .45           .79           1.57
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  4.765      4.245           .48           .59          1.24           2.00
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.460)     (.560)         (.50)           --          (.37)          (.23)
 Distributions from Realized Capital Gains         (.305)     (.435)         (.17)           --          (.04)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.765)     (.995)         (.67)           --          (.41)          (.24)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $20.09     $16.09        $12.84        $13.03        $12.44         $11.61
=============================================================================================================================
TOTAL RETURN                                      30.51%     35.48%         3.53%         4.74%        11.02%         20.79%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $412       $297          $180           $96           $84            $47
 Ratio of Total Expenses to Average Net Assets     0.31%      0.36%         0.39%       0.39%**         0.39%          0.47%
 Ratio of Net Investment Income to Average
 Net Assets                                        3.52%      3.97%         4.93%       6.27%**         5.81%          6.30%
 Portfolio Turnover Rate                             24%        12%           20%            3%           10%             6%
=============================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. S&P 500/(R)/ and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. The portfolio or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

Each Portfolio of the Fund offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
 If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining share- holders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in each Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of each Portfolio, as applicable, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

57

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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





                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                               [SHIP /(R)/ LOGO]
                                                  [THE VANGUARD GROUP /(R)/LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                 P064USA  042005

                                                               [SHIP /(R)/ LOGO]
                                                  [THE VANGUARD GROUP /(R)/LOGO]
                                                           PEOPLES BENEFIT LIFE
                                                               INSURANCE COMPANY



                                                                     P064 042004

                                                               [SHIP (R) LOGO]
                                                  [THE VANGUARD GROUP (R)LOGO]
                                                     TRANSAMERICA FINANCIAL LIFE
                                                               INSURANCE COMPANY



                                                                   P064NY 082004

      VANGUARD(R)VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
                                 April 29, 2005

MONEY MARKET
PROSPECTUS
This prospectus
contains financial data
for the Portfolio through
the fiscal year ended December 31, 2004.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   [THE VANGUARD GROUP (R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO
Prospectus
April 29, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  8 TAXES
  9 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 GENERAL INFORMATION

 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, its performance could be hurt by:
- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for money market funds, so investors should expect the Portfolio's monthly income to fluctuate.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.
- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

 AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                                                                               2
    --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------
                         [BAR CHART: SCALE -60% TO 80%]
                            1995       5.88%
                            1996       5.43
                            1997       5.55
                            1998       5.50
                            1999       5.18
                            2000       6.47
                            2001       4.35
                            2002       1.73
                            2003       1.01
                            2004       1.26
   --------------------------------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Money Market Portfolio                              1.26%     2.94%       4.22%
Citigroup 3-Month U.S. Treasury Bill Index*
 (reflects no deduction for fees or                 1.24      2.79        3.99
 expenses)
--------------------------------------------------------------------------------
*Prior to April 7, 2003, this Index was known as the Salomon Smith Barney
 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------


 If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 1-800-522-5555.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                                    0.12%
  12b-1 Distribution Fee:                                                  None
  Other Expenses:                                                         0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                             0.15%

3

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


          ------------------------------------------------------------
             1 YEAR         3 YEARS        5 YEARS        10 YEARS
          ------------------------------------------------------------
              $15             $48            $85            $192
          ------------------------------------------------------------
 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio's primary policy is to invest in high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------




[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.


SECURITY SELECTION

Vanguard's Fixed Income Group, advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities, such as Federal Home Loan Banks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

5

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE. CREDIT RISK SHOULD BE VERY LOW FOR THE PORTFOLIO BECAUSE IT INVEST IN SECURITIES THAT ARE CONSIDERED TO BE OF HIGH QUALITY.


[FLAG] THE  PORTFOLIO IS SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE THAT THE PORTFOLIO'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

 More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.
 The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT POOR
     SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. An adjustable-rate security's interest rate, as the name implies, is not set; instead it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



 In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

7

- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
     You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Fixed Income Group managed more than $257 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A from Northwestern University.
 The manager primarily responsible for the day-to-day management of the Portfolio's is:
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed investment portfolios and the Portfolio since 1997. Education: B.S., University of Wisconsin. For the fiscal year ended December 31, 2004, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.
 The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as VIPERs/(R)/).
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

The Portfolio began fiscal year 2004 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.012 per share from investment income (interest).

Shareholders received $0.012 per share in the form of dividend distributions. The earnings ($0.012 per share) minus the distributions ($0.012 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 1.26% for the year.

As of December 31, 2004, the Portfolio had approximately $840 million in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 1.26% of its average net assets.
--------------------------------------------------------------------------------





VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               OCT. 1 TO
                                                            YEAR ENDED DEC. 31,                 DEC. 31,    YEAR ENDED SEPT. 30,
                                               ------------------------------------------------            ------------------------
                                                            2004            2003        2002       2001*        2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00           $1.00       $1.00       $1.00       $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                      .012            .010        .017        .007        .052          .061
 Net Realized and Unrealized Gain (Loss) on Investments       --              --          --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           .012            .010        .017        .007        .052          .061
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                      (.012)          (.010)      (.017)      (.007)      (.052)        (.061)
 Distributions from Realized Capital Gains                    --              --          --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.012)          (.010)      (.017)      (.007)      (.052)        (.061)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00          $1.00       $1.00       $1.00       $1.00         $1.00
===================================================================================================================================

TOTAL RETURN                                               1.26%           1.01%       1.73%       0.69%       5.34%         6.21%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $840            $862      $1,053      $1,034      $1,032          $861
 Ratio of Total Expenses to Average Net Assets             0.15%           0.20%       0.21%     0.18%**       0.18%         0.17%
 Ratio of Net Investment Income to Average Net Assets      1.26%           1.01%       1.71%     2.73%**       5.14%         6.06%
===================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

11

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.






The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

 [SHIP LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                    P064A 042005

                                  VANGUARD(R) VARIABLE INSURANCE FUND
                                  SHORT-TERM INVESTMENT-GRADE PORTFOLIO

                                  April 29, 2005

This prospectus
contains financial data
for the Portfolio through
the fiscal year ended
December 31, 2004.

[bond]

[prospectus]

[graphic appears here]















NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS

   1 PORTFOLIO PROFILE
   3 MORE ON THE PORTFOLIO
   9 THE PORTFOLIO AND VANGUARD
  10 INVESTMENT ADVISOR
  10 TAXES
  11 SHARE PRICE
  12 FINANCIAL HIGHLIGHTS
  14 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Short-Term Investment-Grade Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Short-Term Investment-Grade Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

Prior to August 19, 2004, this Portfolio was known as the Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
-Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk should be high for the Portfolio, so investors should expect the Portfolio's monthly income to fluctuate.
-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.
-Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/ prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.
-Manager risk, which is the chance that poor security selection will cause the
 Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                      [BAR CHART: SCALE -60% TO 80%]
                              2000        8.17%
                              2001        7.85
                              2002        6.25
                              2003        3.55
                              2004        2.07
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.42% (quarter ended June 30, 2004).

  -----------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                                        SINCE
                                          1 YEAR      5 YEARS      INCEPTION*
  -----------------------------------------------------------------------------
  Short-Term Investment-Grade              2.07%        5.55%           5.07%
   Portfolio
  Lehman Brothers 1-5 Year U.S.
   Credit Index (reflects no               2.44         6.95            6.28
   deduction for fees or expenses)
  -----------------------------------------------------------------------------
  *Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through December 31, 2004.
  -----------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

3

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.12%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.15%

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                   $15          $48        $85          $192
               --------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

[FLAG]
THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

 In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a low level of interest rate risk.

[FLAG]
THE PORTFOLIO IS ALSO SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

 Credit risk should be low for the Portfolio because it invests mainly in bonds with high credit-quality ratings.

5

[FLAG]
PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT
THE PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING BONDS.

 In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a high level of income risk.
 The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.
 The Portfolio may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds, unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.
 To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issues.

[FLAG]
THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained below.
-Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
-U.S. government and agency bonds represent loans by an investor to the U.S.
 Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                       U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

-State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.
-Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments such as commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
-Futures, options, and other derivatives may represent a portion of the Portfolio's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives.
-Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.
-International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies.
-Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.
-Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
-Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
-Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its net assets in these

7

 securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in straddles, credit swaps, interest rate swaps, and total rate of return swaps. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT
Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds.The Portfolio is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund. -Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

9

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Fixed Income Group managed more than $257 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.
 The manager primarily responsible for the day-to-day management of the Portfolio is:
-GREGORY S. NASSOUR, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed the Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.
 For the fiscal year ended December 31, 2004, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

TAXES
The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

11

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

13

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Portfolio began fiscal year 2004 with a net asset value (price) of $10.74 per share. During the year, the Portfolio earned $0.33 per share from investment income (interest and dividends). There was a decline of $0.11 per share in the value of investments held or sold by the Portfolio, resulting in a net gain of $0.22 per share from investment operations.

During the year, shareholders received $0.34 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.62, reflecting earnings of $0.22 per share and distributions of $0.34 per share. This was a decrease of $0.12 per share (from $10.74 at the beginning of the year to $10.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 2.07% for the year.

As of December 31, 2004, the Portfolio had approximately $394 million in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 3.16% of its average net assets. The Portfolio sold and replaced securities valued at 33% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND SHORT-TERM INVESTMENT-GRADE PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR ENDED
                                                           YEAR ENDED DEC. 31,            OCT. 1 TO           SEPT. 30,
                                                  ---------------------------------------  DEC. 31,       -------------------------
                                                    2004         2003         2002           2001**         2001        2000
-----------------------------------------------------------------------------------------            ------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.74       $10.71       $10.40           $10.40       $ 9.72       $9.75
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .33          .31          .32             .115         .581        .646
 Net Realized and Unrealized Gain (Loss) on
 Investments                                        (.11)         .06          .31            (.115)        .430       (.030)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    .22          .37          .63               --        1.011        .616
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.34)        (.34)        (.32)              --        (.331)      (.646)
 Distributions from Realized Capital Gains            --           --           --               --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.34)        (.34)        (.32)              --        (.331)      (.646)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.62       $10.74       $10.71           $10.40       $10.40       $9.72
===================================================================================================================================
TOTAL RETURN                                       2.07%        3.55%        6.25%            0.00%       10.65%       6.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $394         $390         $298             $142         $128         $63
 Ratio of Total Expenses to Average Net Assets     0.15%        0.20%        0.23%           0.21%+        0.21%       0.20%
 Ratio of Net Investment Income to Average Net
  Assets                                           3.16%        3.49%        4.65%           5.50%+        6.33%       6.74%
 Portfolio Turnover Rate                             33%          51%          72%              15%          46%         44%
===================================================================================================================================
 *Prior to August 19, 2004, this Portfolio was known as the Vanguard Variable Insurance Fund Short-Term Corporate Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as described above. Please consult Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               [SHIP LOGO]
                                        [THE VANGUARD GROUP(R) LOGO]

                                             Post Office Box 2600
                                             Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P144SA 042005

                                 VANGUARD(R) VARIABLE INSURANCE FUND
                                 TOTAL BOND MARKET INDEX PORTFOLIO

                                 April 29, 2005

This prospectus
contains financial data
for the Portfolio through
the fiscal year ended
December 31, 2004

[bond]

[prospectus]

[graphic appears here]











NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS

   1 PORTFOLIO PROFILE
   3 MORE ON THE PORTFOLIO
   9 THE PORTFOLIO AND VANGUARD
  10 INVESTMENT ADVISOR
  11 TAXES
  11 SHARE PRICE
  12 FINANCIAL HIGHLIGHTS
  14 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Bond Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.
 The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
-Income risk, which is the chance the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.
-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S.Treasury or are of investment-grade quality.
-Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/ prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

-Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                      [BAR CHART: SCALE -60% TO 80%]
                                1995      18.04%
                                1996       3.53
                                1997       9.41
                                1998       8.60
                                1999      -0.80
                                2000      11.28
                                2001       8.30
                                2002       8.31
                                2003       4.02
                                2004       4.20
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).

  -----------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
  -----------------------------------------------------------------------------
  Total Bond Market Index Portfolio                  4.20%    7.19%       7.38%
  Lehman Brothers Aggregate Bond Index (reflects
   no deduction for fees or expenses)                4.34     7.71        7.72
  -----------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

3

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% portfolio transaction fee on purchases of $30 million or more by a single investor. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.14%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.17%

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                   $17          $55        $96          $217
               --------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests in fixed income and mortgage-backed securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

[FLAG]
THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

 In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

5

[FLAG]
THE PORTFOLIO IS ALSO SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

 Credit risk should be low for the Portfolio because it invests mainly in bonds with high credit-quality ratings.

[FLAG]
THE PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING BONDS.

 In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.
 The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION
The Portfolio invests in a sample of fixed income and mortgage-backed securities in an attempt to track the performance of the Lehman Brothers Aggregate Bond Index. The sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds listed in the Index; this policy may be changed only upon 60 days' notice to investors.
 Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index.
 As part of the index sampling process, the Portfolio has the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds of the same maturity. This strategy, which we call "corporate substitution," may increase the Portfolio's income but will also marginally increase its exposure to credit risk. The Portfolio limits corporate substitutions to bonds with maturities of less than 5 years and generally with credit quality of A or better. In addition, the Portfolio limits corporate substitutions to a maximum of 10% of its assets.
 The Lehman Brothers Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international-dollar denominated bonds, as well as mortgage-backed securities and asset-back securities--all with maturities of more than one year. As of December 31, 2004, the Portfolio was composed of the following types of bonds:

      --------------------------------------------------------------
                                             PORTION OF PORTFOLIO'S
      TYPE OF BOND                                MARKET VALUE
      --------------------------------------------------------------
      Mortgage-backed                                 35%
      U.S. Treasury and government agency             35
      Corporate                                       26
      Foreign                                          4
      --------------------------------------------------------------

 Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. The Portfolio may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Portfolio, reduce the Portfolio's transaction costs, or add value when these instruments are favorably priced.
 The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC); and the Federal National Mortgage Association
(FNMA), often referred to as "Fannie Mae." GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not.
 The Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

7

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                       U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio may also invest in collateralized mortgage obligations (CMOs).
 Vanguard may invest a small portion of the Portfolio's assets in bond index futures and/or shares of bond exchange-traded funds (ETFs). Bond index futures and bond ETFs provide returns similar to those of the bonds listed in the target index or a subset of the index. The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced.
 Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT
Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolios are permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER(R) Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.

9

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Fixed Income Group managed more than $257 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.
 The manager primarily responsible for the day-to-day management of the Portfolio is:
-GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999 and has managed the Portfolio since 2002.
 Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
 For the fiscal year ended December 31, 2004, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

11

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal year 2004 with a net asset value (price) of $11.63 per share. During the year, the Portfolio earned $0.49 per share from investment income (interest and dividends). There was a decline of $0.01 per share in the value of investments held or sold by the Portfolio, resulting in a net gain of $0.48 per share from investment operations.

During the year, shareholders received $0.63 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $11.48, reflecting earnings of $0.48 per share and distributions of $0.63 per share. This was a decrease of $0.15 per share (from $11.63 at the beginning of the year to $11.48 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 4.20% for the year.

As of December 31, 2004, the Portfolio had approximately $635 million in net assets. For the year, its expense ratio was 0.17% ($1.70 per $1,000 of net assets), and its net investment income amounted to 4.38% of its average net assets. The Portfolio sold and replaced securities valued at 60% of its net assets.
--------------------------------------------------------------------------------

13

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO*
----------------------------------------------------------------------------------------------------------------------------------


                                                         YEAR ENDED DEC. 31,            OCT. 1 TO         YEAR ENDED SEPT. 30,
                                                ---------------------------------------  DEC. 31,       --------------------------
                                                  2004         2003         2002           2001**         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.63       $11.74       $11.29           $11.34       $10.36       $10.34

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

 Net Investment Income                             .49          .57          .54             .158         .653         .680
 Net Realized and Unrealized Gain (Loss)
 on Investments                                   (.01)        (.12)         .36            (.208)        .670         .020
----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  .48          .45          .90            (.050)       1.323         .700
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.61)        (.56)        (.45)              --        (.343)       (.680)
 Distributions from Realized Capital Gains        (.02  )        --           --               --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                              (.63)        (.56)        (.45)              --        (.343)       (.680)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $11.48       $11.63       $11.74           $11.29       $11.34       $10.36
==================================================================================================================================
TOTAL RETURN                                     4.20%        4.02%        8.31%           -0.44%       13.05%        7.05%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $635         $591         $688             $533         $520         $337
 Ratio of Total Expenses to Average Net Assets   0.17%        0.22%        0.24%           0.22%+        0.22%        0.20%
 Ratio of Net Investment Income to Average
  Net Assets                                     4.38%        4.48%        5.33%           5.82%+        6.31%        6.63%
 Portfolio Turnover Rate                           60%          85%          91%              19%          75%          61%
=================================================================================================================================
 *Prior to May 1, 2002, the Portfolio was known as the Vanguard Variable Insurance Fund High-Grade Bond Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as described above. Please consult Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

15















































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP LOGO]
                                       [THE VANGUARD GROUP(R) LOGO]

                                            Post Office Box 2600
                                            Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P067SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                HIGH YIELD BOND PORTFOLIO

                       April 29, 2005

This prospectus
contains financial data
for the Portfolio through
the fiscal year ended
December 31, 2004.

[BOND]

[prospectus]

[graphic appears here]














NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS

   1 PORTFOLIO PROFILE
   3 MORE ON THE PORTFOLIO
   9 THE PORTFOLIO AND VANGUARD
  10 INVESTMENT ADVISOR
  11 TAXES
  11 SHARE PRICE
  12 FINANCIAL HIGHLIGHTS
  13 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The High Yield Bond Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of current income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potential for greater volatility. The Portfolio's performance could be hurt by:
-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.
-Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.
-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
-Manager risk, which is the chance that poor security selection will cause the
 Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

 BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                          [BAR CHART: -60% TO 80%]
                              1997     12.08%
                              1998      4.06
                              1999      2.89
                              2000     -2.06
                              2001      3.25
                              2002      1.54
                              2003     16.87
                              2004      8.53
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).

   --------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
   --------------------------------------------------------------------------
                                                                        SINCE
                                        1 YEAR      5 YEARS        INCEPTION*
   --------------------------------------------------------------------------
   High Yield Bond Portfolio             8.53%        5.43%             6.40%
   Lehman Brothers High-Yield Bond
    Index (reflects no deduction
    for fees or expenses)               11.13         6.97              6.86
   --------------------------------------------------------------------------
   *Since-inception returns are from June 3, 1996--the inception date of the Portfolio--through December 31, 2004.
   --------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.21%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.24%

3

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                   $25          $77       $135          $306
               --------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests in high-yielding, high-risk corporate bonds, commonly known as "junk bonds."

[FLAG]
BECAUSE OF ITS INVESTMENT IN JUNK BONDS, THE PORTFOLIO IS SUBJECT TO HIGH CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

 Credit risk is expected to be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG]
THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

 In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

[FLAG]
THE PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE PORTFOLIO'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. THE PORTFOLIO'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE PORTFOLIO THEN MUST INVEST IN LOWER-YIELDING BONDS.

 In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate of income risk.
 The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage

5

dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION
The Portfolio invests in a diversified group of high-yielding, high-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's, or that, if unrated, are of comparable quality as determined by the Portfolio's advisor. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

 The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. The Portfolio may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
 The Portfolio will not invest in bonds that, at the time of initial investment, are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

[FLAG]
THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDER-PERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield.
 The share price of the Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline, even if other bond prices are rising because of a decline in prevailing interest rates.
 During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately.
 As of December 31, 2004, the Portfolio's holdings had the following credit-quality characteristics:

           ----------------------------------------------------------
           CREDIT QUALITY       PERCENTAGE OF PORTFOLIO'S NET ASSETS
           ----------------------------------------------------------
           Aaa                                    5%
           Baa                                    2
           Ba                                    42
           B                                     49
           Not Rated                              2
           ----------------------------------------------------------

 BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE PORTFOLIO, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

 To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2004, the Portfolio held the bonds of 265 corporate issuers. This should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.
 Futures, options, and other derivatives may represent a portion of the Portfolio's total assets. These investments may be in bond futures, contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps. and other types of derivatives.
 The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.

7

 The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because of the limitation regarding buyers, these securities, may be considered illiquid-- meaning that they could be difficult for the Portfolio to convert to cash if needed.
 The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Portfolio's board of trustees. While the Portfolio's investment advisor determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the advisor's decisions. The factors the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT
Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER(R) Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund. -Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

9

Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $470 billion in stock and bond portfolios as of December 31, 2004.
 The managers primarily responsible for the day-to-day management of the Portfolio are:
-EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
-NATHANIEL S. LEVY, Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2003; and has assisted in the management of the Portfolio since 2003.
 Education: B.A., Swathmore College; M.B.A., Carnegie Mellon University.
 For the fiscal year ended December 31, 2004, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio's average net assets.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

11

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal year 2004 with a net asset value (price) of $8.95 per share. During the year, the Portfolio earned $0.68 per share from investment income (interest and dividends) and $0.04 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.65 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $9.02, reflecting earnings of $0.72 per share and distributions of $0.65 per share. This was an increase of $0.07 per share (from $8.95 at the beginning of the year to $9.02 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 8.53% for the year.

As of December 31, 2004, the Portfolio had approximately $275 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets), and its net investment income amounted to 7.22% of its average net assets. The Portfolio sold and replaced securities valued at 57% of its net assets.
--------------------------------------------------------------------------------

13

VANGUARD VARIABLE INSURANCE FUND HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                OCT. 1 TO             YEAR ENDED
                                                  YEAR ENDED DEC. 31,            DEC. 31,              SEPT. 30,
                                          -------------------------------------     2001*       -------------------------
                                           2004         2003        2002                          2001        2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $8.95        $8.21       $8.58            $8.28        $9.02       $9.50
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                      .68          .53         .59             .168         .794        .849
 Net Realized and Unrealized Gain (Loss)
 on Investments                             .04          .78        (.46)            .142       (1.120)      (.480)
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           .72         1.31         .13             .310        (.326)       .369
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (.65)        (.57)       (.51)              --        (.414)      (.849)
 Distributions from Realized Capital
  Gains                                      --           --          --               --           --          --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                       (.65)        (.57)       (.51)              --        (.414)      (.849)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $9.02        $8.95       $8.21            $8.59        $8.28       $9.02
=========================================================================================================================
TOTAL RETURN                              8.53%       16.87%       1.54%            3.74%       -3.72%       4.03%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $275         $295        $203             $172         $158        $142
 Ratio of Total Expenses to Average
  Net Assets                              0.24%        0.29%       0.33%          0.28%**        0.28%       0.26%
 Ratio of Net Investment Income to
  Average Net Assets                      7.22%        7.59%       8.40%          8.87%**        9.26%       9.12%
 Portfolio Turnover Rate                    57%          49%         30%               6%          29%         23%
===========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31,
 2001.
**Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as described above. Please consult Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.




















The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. it does not include the transaction costs of buying and selling portfolio securities.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                             [SHIP LOGO]
                                       [THE VANGUARD GROUP(R) LOGO]

                                            Post Office Box 2600
                                            Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P146SA 042005

                               VANGUARD(R) VARIABLE INSURANCE FUND
                               BALANCED PORTFOLIO
                April 29, 2005


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2004.


BALANCED
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO
Prospectus
April 29, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  9 THE PORTFOLIO AND VANGUARD
 10 INVESTMENT ADVISOR
 11 TAXES
 11 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 13 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Balanced Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation and reasonable current income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but to have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

PRIMARY RISKS
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.
- With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; and credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.
- The Portfolio is also subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]
                        1995    32.43
                        1996    16.23
                        1997    23.13
                        1998    12.04
                        1999     4.32
                        2000    10.36
                        2001     4.43
                        2002    -6.72
                        2003    20.45
                        2004    11.29
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).


------------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                      1 YEAR           5 YEARS             10 YEARS
 ----------------------------------------------------------------------------------------------------------------------------------

 Balanced Portfolio                                                                   11.29%             7.58%                12.31%
 -----------------------------------------------------------------------------------------------------------------------------------
 Comparative Benchmarks (reflect no deduction for fees or expenses)
  Standard & Poor's 500 Index                                                         10.88%            -2.30%                12.07%
  Composite Stock/Bond Index*                                                          8.70              1.76                 11.15
 ----------------------------------------------------------------------------------------------------------------------------------
 *Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through  March 31, 2000, and the
  Lehman Brothers Credit A or Better Bond Index thereafter.
 ----------------------------------------------------------------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.24%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.26%

3

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84        $146          $331
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS


 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------

MARKET EXPOSURE


STOCKS

The Portfolio invests 60% to 70% of its assets in common stocks.

     [FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

     [FLAG] THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM MID- AND LARGE-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


BONDS

The Portfolio invests 30% to 40% of its assets in bonds.

5


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------




     [FLAG]THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.


SECURITY SELECTION

The Portfolio invests in both stocks and bonds. It invests 60% to 70% of its assets in dividend-paying, and to a lesser extent, non-dividend paying common stocks of established, medium-size and large companies. The remaining 30% to 40% of Portfolio assets are invested mainly in investment-grade short-, intermediate-, and long-term bonds that the advisor believes will generate a reasonable level of income. The combination of stocks and bonds is intended to provide long-term capital appreciation and current income.

     [FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 In building the Portfolio's stock holdings, the advisor seeks to purchase stocks of medium-size and large companies that appear to be undervalued but to have prospects for improvement. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2004, was $34.4 billion.
 In selecting the Portfolio's bond holdings, the advisor emphasizes investment-grade corporate bonds that it believes will generate a reasonable level of income. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. While the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bonds as of December 31, 2004, was 5.4 years.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES


A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

 A breakdown of the Portfolio's bond holdings (which amounted to 30% of the Portfolio's net assets) as of December 31, 2004, follows:


------------------------------------------------------------------------------
TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                               70%
U.S. Treasury and government agency                     21
Government mortgage-backed                               6
Foreign                                                  3
------------------------------------------------------------------------------


 The advisor purchases bonds of investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2004, was Aa2, according to Moody's.

     [FLAG] THE PORTFOLIO IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

7

 While the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.
 The Portfolio may invest up to 20% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in collateralized mortgage obligations (CMOs). Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

     - Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

     - Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund. - Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

9

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $470 billion in stock and bond portfolios as of December 31, 2004.
 The managers primarily responsible for the day-to-day management of the Portfolio are:

     - PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.

     - EDWARD P. BOUSA,  CFA,  Senior Vice  President  and Partner of Wellington
Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; and has assisted in the management of the Portfolio since 2000. Education: B.A., Williams College; M.B.A., Harvard Business School.

 Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal period ended December 31, 2004, the advisory fee paid to Wellington Management represented an effective annual rate 0.08% of the Portfolio's average net assets, before a performance-based increase of 0.01%.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

11

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio will use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $17.16 per share. During the year, the Portfolio earned $0.493 per share from investment income (interest and dividends) and $1.402 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 During the year, shareholders received $0.435 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $18.62, reflecting earnings of $1.895 per share and distributions of $0.435 per share. This was an increase of $1.46 per share (from $17.16 at the beginning of the year to $18.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 11.29% for the year.

 As of December 31, 2004, the Portfolio had approximately $1 billion in net assets. For the year, its expense ratio was 0.26% ($2.60 per $1,000 of net assets) and its net investment income amounted to 2.99% of its average net assets. The Portfolio sold and replaced securities valued at 22% of its net assets.
--------------------------------------------------------------------------------

13



VANGUARD VARIABLE INSURANCE FUND BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          OCT. 1 TO             YEAR ENDED
                                                        YEAR ENDED DEC. 31,                DEC. 31,              SEPT. 30,
                                                  ----------------------------------                   -----------------------------
                                                    2004         2003         2002           2001*          2001         2000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $17.16       $14.72       $16.98           $15.87       $16.93       $17.41
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .493          .44         .445              .12          .54          .71
 Net Realized and Unrealized Gain (Loss)
 on Investments                                    1.402         2.47       (1.460)             .99          .08          .26
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  1.895         2.91       (1.015)            1.11          .62          .97
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.435)        (.47)       (.630)              --         (.72)        (.64)
 Distributions from Realized Capital Gains            --           --        (.615)              --         (.96)        (.81)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.435)        (.47)      (1.245)              --        (1.68)       (1.45)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.62       $17.16       $14.72           $16.98       $15.87       $16.93
====================================================================================================================================
TOTAL RETURN                                       11.29%       20.45%       -6.72%            6.99%        4.15%        5.91%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $1,035         $898         $693             $697         $636         $512
 Ratio of Total Expenses to Average Net Assets**    0.26%        0.31%        0.33%           0.30%+        0.29%        0.25%
 Ratio of Net Investment Income to Average
 Net Assets                                         2.99%        2.98%        3.13%           3.15%+        3.53%        3.98%
 Portfolio Turnover Rate                              22%          27%          24%               4%          27%          28%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.02%, 0.02%, 0.01%, and (0.02%),
 respectively.
 +Annualized.



GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.



















The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GORUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTSTO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE,
PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P069SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                EQUITY INCOME PORTFOLIO
                April 29, 2005


This prospectus contains financial
data for the Portfolio
through the fiscal year
ended December 31, 2004


STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO
Prospectus
April 29, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  9 INVESTMENT ADVISORS
 10 TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Equity Income Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for long-term capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
{RANGE -60% - 80%]
                        1995    38.90
                        1996    18.69
                        1997    34.39
                        1998    17.62
                        1999    -2.51
                        2000    11.37
                        2001    -3.51
                        2002   -13.76
                        2003    24.44
                        2004    13.32
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                      1 YEAR  5 YEARS  10 YEARS
-------------------------------------------------------------------------------
Equity Income Portfolio                              13.32%     5.50%    12.75%
--------------------------------------------------------------------------------
Comparative Benchmarks
 Russell 1000 Value Index (reflects no deduction     16.49%     5.27%    13.83%
 for fees or expenses)
 Standard & Poor's 500 Index (reflects no            10.88    -2.30     12.07
 deduction for fees or expenses)
 Average Equity Income Fund*                         12.81     3.69     10.47
-------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
-------------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.25%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.01%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.26%

3

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84        $146         $331
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies.

     [FLAG] THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $29.6 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Income Portfolio generally fits into the large-cap value category.

     [FLAG] THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM MID- OR LARGE-CAP VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

5

SECURITY SELECTION

Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio invests mainly in common stocks of established, medium-size and large companies (typically among the 1,000 largest in the United States) that pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.
 The advisors' focus on income usually results in the purchase of "value" stocks, which often have above-average dividend yields. Value stocks are generally out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such measures as earnings and book value.
 Although the Portfolio generally invests primarily in common stocks, it may invest up to 20% of its assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's or Moody's Investors Service).
 Each investment advisor independently chooses and maintains a selection of investments for the Portfolio. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
 The advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that produce above-average income and that, in the advisor's opinion, have the potential for long-term capital growth.
 Wellington Management Company, LLP (Wellington Management), which manages about 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend income, below-average valuations, and the potential for dividends increasing in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.
 The Vanguard Group (Vanguard), through its Quantitative Equity Group, which manages about 40% of the Portfolio's assets, invests mainly in common stocks that pay above-average levels of dividend income and have the potential for capital appreciation. Additionally, Vanguard manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details see ADDITIONAL
INFORMATION: OTHER INVESTMENT POLICIES AND RISKS.

     [FLAG]THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in convertible securities and swap agreements. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

7

CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

9

INVESTMENT ADVISORS

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, and the Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio. The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
 Wellington Management, an investment advisory firm founded in 1928, managed approximately $470 billion in stock and bond portfolios as of December 31, 2004.
 Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 The managers primarily responsible for the day-to-day management of the Portfolio are:

- JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Portfolio since 2003. Education:
 B.S., Lehigh University; M.B.A., University of Virginia.

- JAMES P. STETLER, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Equity Income Portfolio since 2003. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

 The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average net assets managed by the advisor over the quarterly period. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared with that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.
 For the fiscal year ended December 31, 2004, the aggregate advisory fee paid to Wellington Management, and advisory expenses paid to Vanguard, represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a decrease of $2,000 based on performance.
 Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for more information about the Portfolio's investment advisory arrangements.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. As the Portfolio's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume

11

before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $20.00 per share. During the year, the Portfolio earned $0.49 per share from investment income (interest and dividends) and $1.80 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $2.84 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $19.45, reflecting earnings of $2.29 per share and distributions of $2.84 per share. This was an decrease of $0.55 per share (from $20.00 at the beginning of the year to $19.45 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 13.32% for the year.

 As of December 31, 2004, the Portfolio had approximately $439 million in net assets. For the year, its expense ratio was 0.26% ($2.60 per $1,000 of net assets) and its net investment income amounted to 2.78% of its average net assets. The Portfolio sold and replaced securities valued at 29% of its net assets.
--------------------------------------------------------------------------------



VANGUARD VARIABLE INSURANCE FUND EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR ENDED
                                                         YEAR ENDED DEC. 31,              OCT. 1  TO             SEPT. 30,
                                                ----------------------------------------    DEC. 31,   --------------------------
                                                    2004         2003         2002            2001*            2001        2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $20.00       $16.55       $19.79           $19.30          $21.09      $21.10
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .49         .470          .44              .10             .44         .58
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     1.80        3.455        (3.05)             .39            (.26)        .08
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.29        3.925        (2.61)             .49             .18         .66
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.47)       (.450)        (.54)              --            (.58)       (.52)
 Distributions from Realized Capital Gains         (2.37)       (.025)        (.09)              --           (1.39)       (.15)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (2.84)       (.475)        (.63)              --           (1.97)       (.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.45       $20.00       $16.55           $19.79          $19.30      $21.09
====================================================================================================================================
TOTAL RETURN                                       13.32%       24.44%      -13.76%            2.54%          0.78%       3.06%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $439         $372         $296             $348            $334        $322
 Ratio of Total Expenses to Average Net Assets     0.26%        0.35%        0.37%          0.32%**           0.33%       0.31%
 Ratio of Net Investment Income to Average
 Net Assets                                        2.78%        2.83%        2.45%          2.20%**           2.21%       2.44%
 Portfolio Turnover Rate                             29%          63%           5%               0%              1%          8%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

13

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.









































he Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTSTO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE,
PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P008SA 042005

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                                        VANGUARD(R) VARIABLE INSURANCE FUND
                                        DIVERSIFIED VALUE PORTFOLIO
                        April 29, 2005
This prospectus contains financial
data for the Portfolio
through the fiscal year
ended December 31, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO
Prospectus
April 29, 2005

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CONTENT
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  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
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-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Diversified Value Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
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


1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large- and mid-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio.The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                        2000    26.03
                        2001     0.76
                        2002   -14.24
                        2003    31.12
                        2004    20.46
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).
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                                                                               2


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      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                          SINCE
                                              1 YEAR       5 YEARS     NCEPTION*
-------------------------------------------------------------------------------
Diversified Value Portfolio                     20.46%      11.46%         7.06%
Standard & Poor's 500/Barra Value Index
(reflects no deduction for fees or expenses)    15.71        2.48          4.04
-------------------------------------------------------------------------------
*Since-inception returns are from February 8, 1999--the inception date of the
 Portfolio--through December 31, 2004.
-------------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.40%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.42%


 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $43         $135        $235         $530
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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3


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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies.

     [FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $29.6 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Diversified Value Portfolio generally fits into the large-cap value category.

     [FLAG] THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE- AND MID-CAP VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



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                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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


5

SECURITY SELECTION

The Portfolio invests mainly in common stocks of mid- and large-capitalization companies. The advisor's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the advisor selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average dividend yields and sell at below-average prices in comparison with such measures as their book value and earnings.
 To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

     [FLAG]THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may also invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


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                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



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                                                                               6

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.


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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
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CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

     - Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

     - Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.

     - Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

7

 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


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                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the Portfolio. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers
(US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $42 billion in stock and bond portfolios as of December 31, 2004.
 The manager primarily responsible for the day-to-day management of the Portfolio is:

     - JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.

 Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Standard & Poor's 500/Barra Value Index over the same period. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.02%.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.

9

 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $11.46 per share. During the year, the Portfolio earned $0.22 per share from investment income (interest and dividends) and $2.09 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.22 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $13.55, reflecting earnings of $2.31 per share and distributions of $0.22 per share. This was an increase of $2.09 per share (from $11.46 at the beginning of the year to $13.55 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 20.46% for the year.

 As of December 31, 2004, the Portfolio had approximately $420 million in net assets. For the year, its expense ratio was 0.42% ($4.20 per $1,000 of net assets) and its net investment income amounted to 2.26% of its average net assets. The Portfolio sold and replaced securities valued at 15% of its net assets.
--------------------------------------------------------------------------------

11

VANGUARD VARIABLE INSURANCE FUND DIVERSIFIED VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         OCT. 1  TO             YEAR ENDED
                                                          YEAR ENDED DEC. 31,             DEC.  31,              SEPT. 30,
                                             ----------------------------------------                 ------------------------------
                                                   2004          2003         2002            2001*        2001             2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.46       $ 8.98       $10.66           $10.16      $ 9.85             $9.31
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .22          .25**        .23              .06         .16               .21
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     2.09         2.47        (1.71)             .44         .36               .45
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.31         2.72        (1.48)             .50         .52               .66
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.22)        (.24)        (.20)              --        (.21)             (.12)
 Distributions from Realized Capital Gains            --           --           --               --          --                --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.22)        (.24)        (.20)              --        (.21)             (.12)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $13.55       $11.46       $ 8.98           $10.66      $10.16             $9.85
====================================================================================================================================
TOTAL RETURN                                       20.46%       31.12%      -14.24%            4.92%       5.42%             7.18%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $420         $239         $152             $174        $163               $47
 Ratio of Total Expenses to Average Net Assets+     0.42%        0.48%        0.50%          0.48%++       0.45%             0.45%
 Ratio of Net Investment Income to Average
 Net Assets                                         2.26%        2.60%        2.33%          2.03%++       2.19%             2.67%
 Portfolio Turnover Rate                              15%          24%          27%               4%         29%               42%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Calculated based on average shares outstanding.
 +Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.01%, 0.00%, and (0.02%),
  respectively.
++Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the

13

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.



















































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Diversified Value Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE,
PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P145SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                TOTAL STOCK MARKET INDEX PORTFOLIO
                April 29, 2005

This prospectus contains
financial data for the Portfolio
through the fiscal year
ended December 31, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  8 TAXES
  9 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Total Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Dow Jones Wilshire 5000 Composite Index by investing primarily in three Vanguard funds--Vanguard/ /Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard/ /Extended Market Index Fund. The Dow Jones Wilshire 5000 Composite Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                               ANNUAL TOTAL RETURN
[BAR CHART]
[RANGE -60% - 80%}
                                2004    12.55
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.86% (quarter ended September 30, 2004).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                                             1 YEAR   INCEPTION*
--------------------------------------------------------------------------------

Total Stock Market Index Portfolio                           12.55%       20.29%
Dow Jones Wilshire 5000 Composite Index (reflects no
 deduction for fees or expenses)                             12.62        20.19
--------------------------------------------------------------------------------
*Since-inception returns are from January 8, 2003--the inception date of the Portfolio--through December 31, 2004.
--------------------------------------------------------------------------------



A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
   Management Expenses:                                                  None
   12b-1 Distribution Fee:                                               None
   Other Expenses:                                                       None
   Total Annual Portfolio Operating Expenses:                           None*
   Annualized Indirect Expense Ratio:                                  0.18%*
   *Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. See THE PORTFOLIO AND VANGUARD.



 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------
  1 YEAR       3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------
   $18           $58         $101           $230
----------------------------------------------------

3

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

To achieve exposure to common stocks, the Portfolio invests in shares of other mutual funds.

     [FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $34.6 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"


 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



SECURITY SELECTION

The Portfolio is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.
 The Portfolio is a stock index fund that seeks to track the performance of the Dow Jones Wilshire 5000 Composite Index by investing all, or substantially all, of its assets in three Vanguard funds--Vanguard Total Stock Market Index Fund, which tracks the Dow Jones Wilshire 5000 Composite Index; Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index; and Vanguard Extended Market Index Fund, which tracks the Dow Jones Wilshire 4500 Completion Index. The Dow Jones Wilshire 5000 Composite Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the Dow Jones Wilshire 4500 Completion Index contains all stocks in the Dow Jones Wilshire 5000 Composite Index, except those stocks included in the S&P 500 Index. The Portfolio allocates approximately

5

45% of its assets to Vanguard Total Stock Market Index Fund, 40% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and 15% of its assets to Vanguard Extended Market Index Fund. The Portfolio is considered nondiversified because it invests in very few underlying funds. However, the Portfolio's underlying funds invest their assets in many securities.
 The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

OTHER INVESTMENT POLICIES AND RISKS

The three underlying funds in which the Portfolio invests will hold foreign securities only to the extent that they are represented in their target benchmark indexes. To the extent that the underlying funds hold foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio and its underlying funds use futures only for the purpose of tracking their target indexes. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/ /Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

7

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
 The Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR

The Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to these underlying funds and portfolios. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 The manager primarily responsible for the day-to-day management of the Portfolio is: N DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989 and has managed the Total Stock Market Index Portfolio since its inception.
 Education: B.S., LaSalle University.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represents the rate that an investor would have earned or lost during the period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $25.61 per share. During the year, the Portfolio earned $0.31 per share from investment income (interest and dividends), $0.25 from capital gain distributions received, and $2.63 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.20 in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $28.60, reflecting earnings of $3.19 per share and distributions of $0.20 per share. This was an increase of $2.99 per share (from $25.61 at the beginning of the year to $28.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 12.55% for the year.

 As of December 31, 2004, the Portfolio had approximately $257 million in net assets. For the year, its net investment income amounted to 1.45% of its average net assets. The Portfolio sold and replaced securities valued at 7% of its net assets.
--------------------------------------------------------------------------------

11


VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED              JAN. 8* TO
                                                                   DEC. 31,                DEC. 31,
                                                                       2004                    2003
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $25.61                  $20.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .31                   .23**
 Capital Gain Distributions Received                                    .25                     --
 Net Realized and Unrealized Gain (Loss) on Investments                2.63                    5.38
---------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      3.19                    5.61
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.10)                    --
 Distributions from Realized Capital Gains                             (.10)                    --

---------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.20)                    --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $28.60                  $25.61
===================================================================================================
TOTAL RETURN                                                          12.55%                  28.05%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $257                    $150
 Ratio of Total Expenses to Average Net Assets                           0%+                   0%++
 Ratio of Net Investment Income to Average Net Assets                  1.45%                1.04%++
 Portfolio Turnover Rate                                                  7%                      7%
---------------------------------------------------------------------------------------------------
 *Inception.
**Calculated based on average shares outstanding.
 +The average weighted expense ratio of the underlying funds was 0.18%.
 ++Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

13











































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                   All rights reserved. Vanguard
                                             Marketing Corporation, Distributor.

                                                                   P604SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                EQUITY INDEX PORTFOLIO
                April 29, 2005

This prospectus contains financial data
for the Portfolio through the fiscal
year ended Decenmber 30, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO
Prospectus
April 29, 2005
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  8 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
 ------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Equity Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large
U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                        1995    37.37
                        1996    22.86
                        1997    33.17
                        1998    26.68
                        1999    21.05
                        2000    -9.04
                        2001   -12.00
                        2002   -22.11
                        2003    28.47
                        2004    10.80
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).


  -----------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
  -----------------------------------------------------------------------------
                                                  1 YEAR   5 YEARS     10 YEARS
  -----------------------------------------------------------------------------
   Equity Index Portfolio                          10.80%    -2.36%     12.00%
   Standard & Poor's 500 Index (reflects no
   deduction for fees or expenses)                 10.88     -2.30      12.07
  -----------------------------------------------------------------------------




A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.12%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.14%




The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that

3

operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $14          $45        $79          $179
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

 -------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this {FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies.

[FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $53.1 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Index Portfolio generally fits into the large-cap blend category.

     [FLAG] THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL
STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

The Portfolio is a stock index fund that seeks to track the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All, or substantially all, of the Portfolio's assets will be invested in stocks that make up the Index.
 The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 53% of its market capitalization.

5

 The target index tracked by the Portfolio typically includes a diverse collection of stocks. Similarly, the Portfolio holds stocks of many companies across many different industries. It is possible that the Portfolio's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as "nondiversified." However, the Portfolio, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.
 The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio may also invest in warrants, convertible securities, and swap agreements.

 Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

7

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the FINANCIAL HIGHLIGHTS section of this prospectus.

 -------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 The manager primarily responsible for the day-to-day management of the Portfolio is:
N RYAN E. LUDT, Portfolio Manager for Vanguard. He has been with Vanguard since
 1997 and has managed the Equity Index Portfolio since 2000. Education: B.S., The Pennsylvania State University.
 For the fiscal year ended December 31, 2004, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $26.57 per share. During the year, the Portfolio earned $0.49 per share from investment income (interest and dividends) and $2.27 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $1.04 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $28.29, reflecting earnings of $2.76 per share and distributions of $1.04 per share. This was an increase of $1.72 per share (from $26.57 at the beginning of the year to $28.29 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 10.80% for the year.

 As of December 31, 2004, the Portfolio had approximately $1.7 billion in net assets. For the year, its expense ratio was 0.14% ($1.40 per $1,000 of net assets) and its net investment income amounted to 1.91% of its average net assets. The Portfolio sold and replaced securities valued at 8% of its net assets.
--------------------------------------------------------------------------------

11


VANGUARD VARIABLE INSURANCE FUND EQUITY INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED                  OCT. 1 TO                    YEAR ENDED
                                                             DEC. 31,                    DEC.31,                      SEPT. 30,
                                              -----------------------------------------                      ----------------------
                                                    2004         2003         2002         2001*               2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $26.57       $21.68       $29.91         $27.03            $37.64          $33.85
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .49**        .34         .330            .10               .36             .38
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     2.27         5.57       (6.445)          2.78            (10.23)           4.12
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.76         5.91       (6.115)          2.88             (9.87)           4.50
 ----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income               (.35)        (.34)       (.440)            --              (.39)           (.38)
 Distributions from Realized Capital Gains          (.69)        (.68)      (1.675)            --              (.35)           (.33)
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (1.04)       (1.02)      (2.115)            --              (.74)           (.71)
 -----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $28.29       $26.57       $21.68         $29.91            $27.03          $37.64
====================================================================================================================================
TOTAL RETURN                                      10.80%       28.47%      -22.11%         10.65%           -26.69%          13.43%
 ===================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $1,664       $1,450         $961         $1,225            $1,111          $1,507
  Ratio of Total Expenses to Average Net Assets    0.14%        0.18%        0.18%         0.18%+             0.17%           0.16%
  Ratio of Net Investment Income to Average
   Net Assets                                    1.91%**        1.62%        1.43%         1.24%+             1.11%           1.01%
  Portfolio Turnover Rate                             8%           6%          10%             3%                8%             11%
------------------------------------------------------------------------------------------------------------------------------------
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Net investment income per share and the ratio of net investment income to average net assets include
  $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
 +Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
The Portfolio may suspend the redemption right or postpone payment at times whenthe New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the

13

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.







































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of)this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P068SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                MID-CAP INDEX PORTFOLIO
                April 29, 2005

This prospectus contains financial
data for the Portfolio
through the fiscal year
ended December 31, 2004.

STOCK
PROSPECTUS
                                                                 INDEXED TO
                                                                MSCI/(R)/LOGO



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Mid-Cap Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]
                        2000    17.93
                        2001    -0.53
                        2002   -14.65
                        2003    34.06
                        2004    20.32
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                          SINCE
                                            1 YEAR      5 YEARS      INCEPTION*
-------------------------------------------------------------------------------
Mid-Cap Index Portfolio                     20.32%       10.06%          12.66%
-------------------------------------------------------------------------------
Comparative Benchmarks (reflect no deduction for fees
 or expenses)
 Standard & Poor's MidCap 400 Index         16.48%        9.54%          12.09%
 Spliced Mid Cap Index                      20.52        10.00           12.49
 MSCI US Mid Cap 450 Index                  20.52           --              --
-------------------------------------------------------------------------------
 *The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2004.
**The Portfolio adopted the MSCI US Mid Cap 450 Index as its target index on May
 16, 2003. Previously, the S&P MidCap 400 Index served as the Portfolio's target index. The Spliced Mid Cap Index reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.
-------------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

3

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
   Management Expenses:                                                 0.21%
   12b-1 Distribution Fee:                                               None
   Other Expenses:                                                      0.03%
    TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                          0.24%


 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $25          $77       $135         $306
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies.

     [FLAG}THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $5.5 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.

     [FLAG]THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

5

SECURITY SELECTION

The Portfolio is a stock index fund that seeks to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All, or substantially all, of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI.
 Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the larger-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.
 The target index tracked by the Portfolio typically includes a diverse collection of stocks. Similarly, the Portfolio holds stocks of many companies across many different industries. It is possible that the Portfolio's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as "nondiversified." However, the Portfolio, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.
 The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio may also invest in warrants, convertible securities, and swap agreements.
 Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

7

- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the FINANCIAL HIGHLIGHTS section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 The manager primarily responsible for the day-to-day management of the Portfolio is:

- DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Index Portfolio since its inception.
 Education: B.S.B.A., Shippensburg University.
 For the fiscal year ended December 31, 2004, the portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

9

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $13.64 per share. During the year, the Portfolio earned $0.16 per share from investment income (interest and dividends) and $2.59 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.12 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $16.27, reflecting earnings of $2.75 per share and distributions of $0.12 per share. This was an increase of $2.63 per share (from $13.64 at the beginning of the year to $16.27 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 20.32% for the year.

 As of December 31, 2004, the Portfolio had approximately $524 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets) and its net investment income amounted to 1.24% of its average net assets. The Portfolio sold and replaced securities valued at 21% of its net assets.
--------------------------------------------------------------------------------

11


VANGUARD VARIABLE INSURANCE FUND MID-CAP INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED                   OCT. 1 TO            YEAR ENDED
                                                          DEC. 31,                       DEC. 31,             SEPT. 30,
                                                -----------------------------------                     ---------------------------
                                                  2004         2003          2002           2001*        2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $13.64       $10.60        $13.23          $11.21      $14.97          $10.65
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .16          .13           .08             .02         .09             .08
 Net Realized and Unrealized Gain (Loss)
 on Investments                                   2.59         3.33         (1.85)           2.00       (2.77)           4.49
 Total from Investment Operations                 2.75         3.46         (1.77)           2.02       (2.68)           4.57
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.12)        (.10)         (.11)             --        (.08)           (.05)
 Distributions from Realized Capital Gains          --         (.32)         (.75)             --       (1.00)           (.20)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                              (.12)        (.42)         (.86)             --       (1.08)           (.25)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $16.27       $13.64        $10.60          $13.23      $11.21          $14.97
===================================================================================================================================
TOTAL RETURN                                     20.32%       34.06%       -14.65%          18.02%     -18.86%          43.77%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $524         $394          $264            $251        $208            $192
 Ratio of Total Expenses to Average Net Assets    0.24%        0.29%        0.30%          0.30%**       0.28%           0.28%
 Ratio of Net Investment Income to Average
 Net Assets                                       1.24%        1.17%        0.81%          0.83%**       0.77%           0.90%
 Portfolio Turnover Rate                            21%         78%+          24%               9%         36%             43%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.
 +Includes activity related to a change in the Portfolio's target index.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the

13

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.







































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. The portfolio or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                      THE VANGUARD GROU/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                   P143SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND GROWTH
                                PORTFOLIO
                April 29, 2005

This prospectus contains financial data
for the Portfolio through the fiscal
year ended December 31, 2004.

STOCK
PROSPECTUS





NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO
Prospectus
April 29, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  9 INVESTMENT ADVISORS
 10 TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% -80%]
                        1995    38.33
                        1996    26.90
                        1997    26.64
                        1998    40.75
                        1999    22.43
                        2000   -20.01
                        2001   -31.83
                        2002   -35.89
                        2003    26.13
                        2004     7.25
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).


-----------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------
                                       1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------
   Growth Portfolio                     7.25%    -13.91%      6.12%
-----------------------------------------------------------------------
  Comparative Benchmarks (reflect no deduction for fees
   and expenses)
   Russell 1000 Growth Index            6.30%     -9.29%      9.59%
   Standard & Poor's 500 Index          10.88     -2.30       12.07
-----------------------------------------------------------------------



A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs ofoperating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table.The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.35%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.01%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.36%

3

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $37          $116       $202         $456
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------




MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in common stocks of U.S. companies.

     [FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to the market value or market capitalization. These classifications include usual categories are small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $24.7 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Growth Portfolio generally fits into the large-cap growth category.

     [FLAG]THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAP GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

5


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



SECURITY SELECTION

The Portfolio uses multiple investment advisors, each of which is responsible for managing a portion of the Portfolio's assets. The Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies. Each of the investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. Both advisors employ active investment management methods, which means that securities are bought and sold based on the advisors' evaluations of companies and their financial prospects, as well as on the advisors' assessment of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities.
 Alliance Capital Management L.P. (Alliance), advisor for about 70%-75% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. Alliance's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.
 William Blair & Company, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets--approximately 25%-30%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting polices/financial transparency, and quality/depth of the management team.
The Vanguard Group (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

     [FLAG]BECAUSE THE PORTFOLIO TENDS TO INVEST A HIGH PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS, THE PORTFOLIO IS SUBJECT TO ASSET CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE PORTFOLIO'S PERFORMANCE MAY BE HURT
DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

 As of December 31, 2004, the Portfolio had invested 30.6% of assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

     [FLAG]THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

7

 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/ /Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISORS

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Portfolio.
 Alliance, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $540 billion in assets as of December 31, 2004.
 William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of December 31, 2004, William Blair & Company managed about $27 billion in assets.
 Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
 The managers primarily responsible for the day-today management of the Portfolio are:

- ALAN LEVI, Senior Vice President of Alliance Capital Management Corporation and head of the Disciplined Growth Portfolio Team. He has worked in investment management since 1973; has been with Alliance for his entire investment management career; and has managed a portion of the Portfolio since 2002.
Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

- JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period (60-month period for William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that the performance fee structure was not in full operation for Alliance until September 30, 2004, and will not be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of


                                                                              10

Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated. For the fiscal year ended December 31, 2004, the advisory fee paid by the Portfolio represented an effective annual rate of 0.14% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign


11

exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $10.93 per share. During the year, the Portfolio earned $0.051 per share from investment income (interest and dividends) and $0.738 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.049 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.67, reflecting earnings of $0.789 per share and distributions of $0.049 per share. This was an increase of $0.74 per share (from $10.93 at the beginning of the year to $11.67 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 7.25% for the year.

 As of December 31, 2004, the Portfolio had approximately $367 million in net assets. For the year, its expense ratio was 0.36% ($3.60 per $1,000 of net assets) and its net investment income amounted to 0.43% of its average net assets. The Portfolio sold and replaced securities valued at 100% of its net assets.
--------------------------------------------------------------------------------





VANGUARD VARIABLE INSURANCE FUND GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          OCT. 1 TO         YEAR ENDED
                                                        YEAR ENDED DEC. 31,                DEC. 31,          SEPT. 30,
                                              -----------------------------------------                -------------------------
                                                    2004       2003          2002            2001*       2001           2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.93     $ 8.70        $14.37            $12.01    $35.14           $28.96
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             0.051**     .039           .05               .01       .04            .080
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     .738      2.227         (4.97)             2.35    (16.73)          7.795
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   .789      2.266         (4.92)             2.36    (16.69)          7.875
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.049)     (.036)         (.05)               --      (.09)          (.160)
 Distributions from Realized Capital Gains           --          --          (.70)               --     (6.35)         (1.535)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.049)     (.036)        (0.75)               --     (6.44)         (1.695)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.67     $10.93        $ 8.70            $14.37    $12.01          $35.14
====================================================================================================================================
TOTAL RETURN                                        7.25%     26.13%       -35.89%            19.65%   -57.31%          28.25%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $367       $384          $314              $594      $501          $1,302
 Ratio of Total Expenses to Average Net Assets+     0.36%      0.39%         0.41%           0.39%++     0.33%           0.31%
 Ratio of Net Investment Income to Average
 Net Assets                                       0.43%**      0.45%         0.37%           0.28%++     0.18%           0.24%
 Portfolio Turnover Rate                             100%        47%           49%               12%      136%             81%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31,
effectiv.e December 31, 2001. **Net investment income per share and the ratio of net investment income to average net assets include
  $0.01 and 0.11%, respectively, resulting from a special dividend from
 Microsoft Corp. in November 2004. +Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.01%),
  0.00%, 0.00%, and 0.00%, respectively.
++Annualized.


13

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the


                                                                              14

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.









































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTSTO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C)          2005 The Vanguard
                                                            Group, Inc. All
                                                            rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P010SA 042005

          VANGUARD(R) VARIABLE INSURANCE FUND CAPITAL GROWTH PORTFOLIO
                                 April 29, 2005

PROSPECTUS
STOCK

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2004.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   [THE VANGUARD GROUP (R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION

 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Capital Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Capital Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid- and large-cap growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.
      --------------------------------------------------------------------------
                               ANNUAL TOTAL RETURN
      --------------------------------------------------------------------------
[BAR CHART]
[RANGE -60% -80%]
                2003    37.24%
                2004    17.63
      --------------------------------------------------------------------------


 During the period shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -0.94% (quarter ended September 30, 2004).

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                                      1  YEAR         INCEPTION*
--------------------------------------------------------------------------------
Capital Growth Portfolio                                17.63%            22.18%
Standard & Poor's 500 Index (reflects no  deduction for
  fees or expenses)                                     10.88             16.19
--------------------------------------------------------------------------------
*Since-inception returns are from December 3, 2002--the inception date of the Portfolio--through December 31, 2004.
-------------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.39%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.42%


 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $43         $135       $235         $530
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in common stocks of U.S. companies.

FLAG THE  PORTFOLIO IS SUBJECT TO STOCK  MARKET  RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


---------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%        17.8%
Worst              -43.1    -12.4      -0.8          3.1
Average             12.4     10.6      11.2         11.4
--------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $22.6 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Capital Growth Portfolio generally fits into the large-cap growth category.

FLAG THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAP GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

The Portfolio consists predominantly of mid- and large-capitalization stocks. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Portfolio typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for well-above-average growth in earnings, and strong management teams. Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual

5

stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

FLAG THE  PORTFOLIO  IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT POOR
     SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
     You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

7

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Pasadena, CA 91101, provides investment advisory services to the Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of December 31, 2004, PRIMECAP managed about $46 billion in assets.
 The managers primarily responsible for overseeing the day-to-day management of the Portfolio are:
- HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.
- THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
- JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed the Portfolio since its inception in 2002. Education:
     B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
- ALFRED W. MORDECAI, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has managed the Portfolio since its inception in 2002. Education:
     B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.
- MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.
 Each of these five individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is managed by individuals in PRIMECAP's research department.
 PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average month-end net assets for each quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.

9

 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

11


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal year 2004 with a net asset value (price) of $12.88 per share. During the year, the Portfolio earned $0.94 per share from investment income (interest and dividends) and $2.166 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.07 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $15.07, reflecting earnings of $2.26 per share and distributions of $0.07 per share. This was an increase of $2.19 per share (from $12.88 at the beginning of the year to $15.07 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 17.63% for the year.

As of December 31, 2004, the Portfolio had approximately $167 million in net assets. For the year, its expense ratio was 0.42% ($4.20 per $1,000 of net assets) and its net investment income amounted to 0.84% of its average net assets. The Portfolio sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------





VANGUARD VARIABLE INSURANCE FUND CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DEC. 31,           DEC. 3*
                                                                        ----------------------     TO DEC.31,
                                                                         2004             2003           2002
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.88           $ 9.39          $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                                         0.94**             .051+            .01
 Net Realized and Unrealized Gain (Loss) on Investments                2.166             3.444           (.62)
--------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      2.260             3.495           (.61)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.022)             (.005)            --
 Distributions from Realized Capital Gains                            (.048)                --             --
--------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.070)             (.005)            --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $15.07            $12.88         $ 9.39
==============================================================================================================
TOTAL RETURN                                                          17.63%            37.24%         -6.10%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                   $167               $83             $9
 Ratio of Total Expenses to Average Net Assets                         0.42%             0.48%        0.47%++
 Ratio of Net Investment Income (Loss) to Average Net Assets         0.84%**             0.45%        0.86%++
 Portfolio Turnover Rate                                                  4%                7%             0%
==============================================================================================================
 *Inception.
**Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
+Calculated based on  average shares outstanding.
++Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described


13

above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.





The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                 [SHIP LOGO (R)]
                                                   [THE VANGUARD GROUP (R) LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual report and the SAI is incorporated by reference into (and is thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P603SA 042005

       VANGUARD(R) VARIABLE INSURANCE FUND SMALL COMPANY GROWTH PORTFOLIO
                                 April 29, 2005

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2004.

PROSPECTUS
STOCK

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   [THE VANGUARD GROUP /R/ LOGO]

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISORS
 10 TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 GENERAL INFORMATION

 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Small Company Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.
       -------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                19.97   13.27%
                1998     7.95
                1999    61.34
                2000    15.80
                2001     5.59
                2002   -24.03
                2003    41.07
                2004    15.30
      --------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
 Small Company Growth Portfolio               15.30%        8.61%         13.25%
 Russell 2500 Growth Index (reflects no
  deduction for fees or expenses)             14.59        -2.32           5.61
--------------------------------------------------------------------------------
 *Since-inception returns are from June 3, 1996--the inception date of the
  Portfolio--through December 31, 2004.
--------------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.44%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.02%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.46%




 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
      $47           $148           $258           $579
------------------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


---------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%        17.8%
Worst              -43.1    -12.4      -0.8          3.1
Average             12.4     10.6      11.2         11.4
--------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $1.4 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Small Company Growth Portfolio generally fits into the small-cap growth category.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM SMALL-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

The Portfolio invests primarily in small-capitalization stocks of companies that are considered to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide little or no dividend income.
 Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. Both advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, or the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have above-average growth potential.
 Granahan Investment Management, Inc. (Granahan), which managed about 57% of the Portfolio's assets as of December 31, 2004, groups securities into three categories as part

5

of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.
 Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed the balance of the Portfolio's assets as of December 31, 2004, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
 The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
 The Portfolio trades stocks aggressively, which may result in higher transaction costs.
 The Vanguard Group (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT POOR
     SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in convertible securities. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC).The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

7

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
     You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. Historically, the Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the Portfolio.
 Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $3 billion in assets as of December 31, 2004.
 GMO is an investment advisory firm founded in 1977. As of December 31, 2004, GMO managed more than $82 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.
 Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.
 The managers primarily responsible for the day-to-day management of the Portfolio are:

9

- JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed a portion of the Portfolio since its inception. Education:
     B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.
- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed a portion of the Portfolio since its inception. Education:
     B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed a portion of the Portfolio since 1996.
     Education: B.A., Boston University.
- ROBERT F. GRANAHAN, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1987 and has managed a portion of the Portfolio since 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for Granahan and GMO until June 30, 2006; until then, Granahan's and GMO's advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.17% of the Portfolio's average net assets, before a performance-based increase of 0.04%.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

11

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal year 2004 with a net asset value (price) of $16.91 per share. During the year, the Portfolio had negative investment income of $0.001 per share because expenses were greater than interest and dividend income. There was a gain of $2.586 per share in the value of investments held or sold by the Portfolio, resulting in net gains of $2.585 per share from investment operations.

Shareholders received $0.015 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $19.48, reflecting earnings of $2.585 per share and distributions of $0.015 per share. This was an increase of $2.57 per share (from $16.91 at the beginning of the year to $19.48 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.30% for the year.

As of December 31, 2004, the Portfolio had approximately $752 million in net assets. For the year, its expense ratio was 0.46% ($4.60 per $1,000 of net assets. The Portfolio sold and replaced securities valued at 80% of its net assets.
--------------------------------------------------------------------------------





VANGUARD VARIABLE INSURANCE FUND SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DEC. 31,              OCT. 1 TO      YEAR ENDED SEPT. 30,
                                                  -----------------------------------------    DEC. 31,    ------------------------
                                                         2004         2003          2002         2001*         2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.91       $11.99       $16.43         $13.26      $22.66     $12.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                            (.001)        .014           --           .01         .11          .17
 Net Realized and Unrealized Gain (Loss) on Investments  2.586        4.909        (3.80)          3.16       (3.40)        9.69

-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                        2.585        4.923        (3.80)          3.17       (3.29)        9.86
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.015)        (.003)        (.12)            --        (.17)        (.07)
 Distributions from Realized Capital Gains                  --           --         (.52)            --       (5.94)          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                    (.015)        (.003)       (0.64)            --       (6.11)        (.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $19.48       $16.91       $11.99         $16.43      $13.26       $22.66
===================================================================================================================================
TOTAL RETURN                                            15.30%       41.07%      -24.03%         23.91%     -17.87%       76.97%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA=
 Net Assets, End of Period (Millions)                     $752         $621         $383           $494        $390         $480
 Ratio of Total Expenses to Average Net Assets**         0.46%        0.55%        0.57%         0.51%+       0.50%        0.46%
 Ratio of Net Investment Income (Loss) to Average
  Net Assets                                           (0.01%)        0.09%        0.05%         0.27%+       0.71%        0.98%
 Portfolio Turnover Rate                                   80%          64%          58%            16%         73%         125%
===================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of
0.04%, 0.08%, 0.07%, 0.04%, 0.05%, and 0.04%, respectively.
 +Annualized.

13

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the


                                                                              14

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.










































The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                 [SHIP LOGO (R)]
                                                   [THE VANGUARD GROUP (R) LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                                                         You can
     review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the
     Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission,
                                                      Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P160SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                INTERNATIONAL PORTFOLIO
                April 29, 2005
This prospectus contains financial data
for the Portfolio
through the fiscal year
ended December 31, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  9 THE PORTFOLIO AND VANGUARD
 10 INVESTMENT ADVISORS
 11 TAXES
 11 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The International Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters-- will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% -80%]
                        1995    15.90
                        1996    14.60
                        1997     3.34
                        1998    18.83
                        1999    25.39
                        2000    -6.70
                        2001   -18.62
                        2002   -17.25
                        2003    34.88
                        2004    19.42
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                    1 YEAR    5 YEARS  10 YEARS
-------------------------------------------------------------------------------
  International Portfolio                           19.42%      0.24%     7.54%
   Morgan Stanley Capital International Europe,
   Australasia, Far East (MSCI EAFE) Index
   (reflects no deduction for fees and expenses)    20.25      -1.13      5.62
  -----------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.33%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.08%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.41%

3

 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $42         $132        $230         $518
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.

     [FLAG]THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $20.2 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The International Portfolio generally fits into the large-cap growth category.

     [FLAG]THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM NON-U.S. GROWTH STOCKS, AND, TO THE EXTENT THAT THE PORTFOLIO IS INVESTED IN THEM, SMALL- AND MID-CAP STOCKS, WILL TRAIL RETURNS FROM THE OVERALL DOMESTIC STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

5

--------------------------------------------------------------
       INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
--------------------------------------------------------------
                         1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------------
Best                      69.4%    36.1%     22.0%     15.5%
Worst                     -23.4     -2.9       4.0      10.2
Average                    12.5     10.9      12.1      13.1
--------------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Portfolio in particular.
 Because it invests mainly in international stocks, the Portfolio is subject to:

     [FLAG]CURRENCY RISK, WHICH IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced, because a given sum in foreign currency translates into more U.S. dollars. The Portfolio is also subject to:

     [FLAG]COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

 International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

SECURITY SELECTION

The Portfolio invests in common stocks of non-U.S. companies considered to have above-average potential for growth. Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. Both advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of companies located outside the United States that, in the advisor's opinion, have above-average growth potential.
 Schroder Investment Management North America Inc. (Schroders), which managed about 51% of the Portfolio's assets as of December 31, 2004, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

 Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.
 The core (normally 60% to 70%) of the assets in Schroders' portion of the Portfolio is invested in stocks of companies that possess what Schroders believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroders assets consists of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.
 Baillie Gifford Overseas Ltd (Baillie Gifford), which managed about 44% of the Portfolio's assets as of December 31, 2004, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash growth to be critical factors in evaluating a company's prospects.
 Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when evaluating companies in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.
 To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.
 The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the MSCI EAFE Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.
 The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or similar investment vehicles. The Portfolio may also enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The advisors will use these contracts to eliminate some of the uncertainty of foreign exchange rates.
 The Vanguard Group (Vanguard) manages a small portion (about 5% as of December 31, 2004) of the Portfolio's assets to facilitate cash flows to and from the advisors.

7

     [FLAG]THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in convertible securities. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded when allocating to the Portfolio its share of the costs of operating Vanguard.
 The advisor may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

9

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------





THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd (Baillie Gifford),1 Rutland Court, Edinburgh, EH3 8EY, Scotland, each provide investment advisory services for the Portfolio.
 Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of December 31, 2004, Schroders, together with its affiliated companies, managed approximately $204 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for Schroders' portion of the Portfolio, effective April 1, 2003.
 Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $62 billion as of December 31, 2004.
 The managers primarily responsible for the day-to-day management of the Portfolio are:

- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroders and Schroder Limited. He has been with The Schroder Group since 1968 and has managed a portion of the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
- JAMES K. ANDERSON, Deputy Chief Investment Officer, Head of Global Equities, and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education:
 B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

 The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Note that this performance fee structure will not be in full operation for Baillie Gifford until March 31, 2006; until then, Baillie Gifford's advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information.
 Schroders pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended December 31, 2004, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based decrease of 0.01%.
 Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost

11

basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country- specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

13

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $12.84 per share. During the year, the Portfolio earned $0.23 per share from investment income (interest and dividends) and $2.24 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.16 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $15.15, reflecting earnings of $2.47 per share and distributions of $0.16 per share. This was an increase of $2.31 per share (from $12.84 at the beginning of the year to $15.15 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 19.42% for the year.

 As of December 31, 2004, the Portfolio had approximately $557 million in net assets. For the year, its expense ratio was 0.41% ($4.10 per $1,000 of net assets) and its net investment income amounted to 1.99% of its average net assets. The Portfolio sold and replaced securities valued at 36% of its net assets.
--------------------------------------------------------------------------------





VANGUARD VARIABLE INSURANCE FUND INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          OCT. 1 TO         YEAR ENDED
                                                        YEAR ENDED DEC. 31,                DEC. 31,           SEPT. 30,
                                               ----------------------------------------              ------------------------------
                                                 2004         2003          2002              2001*        2001         2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $12.84       $ 9.67        $12.37             $10.98      $16.96       $15.58
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .23         .155          .160                .01         .27          .25
 Net Realized and Unrealized Gain (Loss)
 on Investments                                  2.24        3.160        (2.175)              1.38       (4.64)        1.80
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                2.47        3.315        (2.015)              1.39       (4.37)        2.05
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (.16)       (.145)        (.280)                --        (.24)        (.21)
 Distributions from Realized Capital Gains         --           --         (.405)                --       (1.37)        (.46)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                             (.16)       (.145)        (.685)                --       (1.61)        (.67)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $15.15       $12.84        $ 9.67             $12.37      $10.98       $16.96
====================================================================================================================================
TOTAL RETURN                                    19.42%       34.88%       -17.25%             12.66%     -28.15%       13.62%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $557         $352          $210               $258        $234         $365
 Ratio of Total Expenses to Average Net Assets** 0.41%        0.47%         0.53%             0.43%+       0.43%        0.38%
 Ratio of Net Investment Income to Average
 Net Assets                                      1.99%        1.79%         1.45%             0.12%+       1.42%        1.48%
 Portfolio Turnover Rate                           36%          62%           37%                11%         50%          41%
====================================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of (0.01)%, 0.00%, 0.05%, 0.03%, 0.02%, and
 0.00%, respectively.
 +Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in each Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of each Portfolio, as applicable, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page,

15

15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.




























The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

MEDIAN MARKET CAP
An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund International Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual report and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P086SA 042005

                                VANGUARD(R) VARIABLE INSURANCE FUND
                                REIT INDEX PORTFOLIO
                April 29, 2005
This prospectus contains financial
data for the Portfolio
through the fiscal year ended
December 31, 2004.

STOCK
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO
Prospectus
April 29, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  9 THE PORTFOLIO AND VANGUARD
 10 INVESTMENT ADVISOR
 11 TAXES
 11 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

 The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

  The REIT Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

PRIMARY INVESTMENT STRATEGIES
The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the performance of the Morgan Stanley REIT Index. The Portfolio invests ins stocks that make up the Index; the remaining assets are allocated to cash investments.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART
[RANGE -60% - 80%
                        2000    26.29
                        2001    12.14
                        2002     3.53
                        2003    35.48
                        2004    30.51
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                  1 YEAR   5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
REIT Index Portfolio                              30.51%     20.99%       17.09%
--------------------------------------------------------------------------------
Comparative Benchmarks (reflect no deduction for fees
or expenses)
Morgan Stanley REIT Index                         31.49%     21.67%       17.62%
Target REIT Composite**                           30.85      21.27        17.34
Dow Jones Wilshire 5000 Composite Index           12.62      -1.42         2.64
--------------------------------------------------------------------------------
 *The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2004.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2004. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. The expenses shown in the table and in the example below do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

3


   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
   Management Expenses:                                                 0.27%
   12b-1 Distribution Fee:                                               None
   Other Expenses:                                                      0.04%
    TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                          0.31%





 The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $32         $100        $174         $393
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------





MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
 The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

     [FLAG] THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.4     10.6      11.2        11.4
--------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
 Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2004, was $3.4 billion.
 Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The REIT Index Portfolio generally fits into the small-cap value category.

     [FLAG]THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAPITALIZATION STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

5

SECURITY SELECTION

The Portfolio uses an indexing, or passively managed, investment approach. The Portfolio's advisor, Vanguard, normally invests approximately 98% of the Portfolio's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS


 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------


 The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as its weighting in the Index. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its noncash assets in that stock.

     [FLAG]BECAUSE IT INVESTS IN STOCKS OF REITS, THE PORTFOLIO IS SUBJECT TO SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:


INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE PORTFOLIO CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.


INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE PORTFOLIO.

                                                                               6
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS


 An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
--------------------------------------------------------------------------------


 Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.
 The Morgan Stanley REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.
 As of December 31, 2004, the Index included 121 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the Morgan Stanley REIT Index tend to be small- and mid-capitalization stocks, with market capitalizations generally below $4 billion. Like small-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.

7

 Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2004, was as follows.

                        -----------------------------------
                        TYPE OF REIT   PERCENTAGE OF INDEX
                        -----------------------------------
                        Retail                 25%
                        Apartments             18
                        Office                 17
                        Industrial             16
                        Diversified            12
                        Health Care             5
                        Hotels                  5
                        -----------------------------------




 The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to meet shareholder redemptions.
 The target index tracked by the REIT Index Portfolio typically includes a diverse collection of stocks. Similarly, the Portfolio holds stocks of many companies across many different industries. It is possible that the Portfolio's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as "nondiversified." However, the Portfolio, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.
 The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. To the extent that the Portfolio invests in futures, it will not have 98% of its assets in REIT stocks.
 Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




CASH MANAGEMENT

Vanguard may invest the Portfolio's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Portfolio is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). The Portfolio bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING AND MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER/(R)/ Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

9

- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

 See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the FINANCIAL HIGHLIGHTS section of this prospectus.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------


THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR

 The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2004, the Quantitative Equity Group managed more than $335 billion in total assets.
 George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $592 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 The manager primarily responsible for the day-to-day management of the Portfolio is:

     - GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the REIT Index Portfolio since its inception.
Education: B.S., Villanova University.

 For the fiscal year ended December 31, 2004, the Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.
 For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Portfolio.

11

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
 The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Portfolio began fiscal year 2004 with a net asset value (price) of $16.09 per share. During the year, the Portfolio earned $0.536 per share from investment income (interest and dividends) and $4.229 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.765 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $20.09, reflecting earnings of $4.765 per share and distributions of $0.765 per share. This was an increase of $4.00 per share (from $16.09 at the beginning of the year to $20.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 30.51% for the year.

 As of December 31, 2004, the Portfolio had approximately $412 million in net assets. For the year, its expense ratio was 0.31% ($3.10 per $1,000 of net assets) and its net investment income amounted to 3.52% of its average net assets. The Portfolio sold and replaced securities valued at 24% of its net assets.
--------------------------------------------------------------------------------

13



VANGUARD VARIABLE INSURANCE FUND REIT INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      OCT. 1 TO               YEAR ENDED
                                                      YEAR ENDED DEC. 31,              DEC. 31,                SEPT. 30,
                                                ----------------------------------                    -----------------------
                                                  2004         2003          2002        2001*           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $16.09     $12.84        $13.03        $12.44        $11.61         $ 9.85
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .536       .490           .38           .14           .45            .43
 Net Realized and Unrealized Gain (Loss)
 on Investments                                    4.229      3.755           .10           .45           .79           1.57
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  4.765      4.245           .48           .59          1.24           2.00
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.460)     (.560)         (.50)           --          (.37)          (.23)
 Distributions from Realized Capital Gains         (.305)     (.435)         (.17)           --          (.04)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.765)     (.995)         (.67)           --          (.41)          (.24)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $20.09     $16.09        $12.84        $13.03        $12.44         $11.61
=============================================================================================================================
TOTAL RETURN                                       30.51%     35.48%         3.53%         4.74%        11.02%         20.79%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $412       $297          $180           $96           $84            $47
 Ratio of Total Expenses to Average Net Assets      0.31%      0.36%         0.39%       0.39%**         0.39%          0.47%
 Ratio of Net Investment Income to Average
 Net Assets                                         3.52%      3.97%         4.93%       6.27%**         5.81%          6.30%
 Portfolio Turnover Rate                              24%        12%           20%            3%           10%             6%
=============================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
 If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
 The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
 For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's NAV next determined after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.
 We generally post on our website at www.vanguard.com a detailed list of the securities held in the Portfolio (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Portfolio, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Portfolio's Profile page, 15 calendar days after the end of the

15

calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.










The Vanguard Group, Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                     THE VANGUARD GROUP/(R)/LOGO


                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-5962
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                   P147SA 042005

                                     PART B

                      VANGUARD(R) VARIABLE INSURANCE FUNDS
                                   (THE FUND)

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2005

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 29, 2005). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-25

SHARE PRICE...........................................................B-27

PURCHASE AND REDEMPTION OF SHARES.....................................B-27
MANAGEMENT OF THE FUND................................................B-28
INVESTMENT ADVISORY SERVICES..........................................B-39
PORTFOLIO TRANSACTIONS................................................B-78
PROXY VOTING GUIDELINES...............................................B-79
CALCULATION OF YIELD (MONEY MARKET PORTFOLIO).........................B-84
YIELD AND TOTAL RETURNS...............................................B-85
FINANCIAL STATEMENTS..................................................B-86
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.....................B-86

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard Variable Insurance Funds (hereinafter the Trust or the Fund) was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust on June 30, 1998. Prior to its reorganization as a Delaware statutory trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. It currently offers the following portfolios:

Balanced Portfolio            International Portfolio
Capital Growth Portfolio      Mid-Cap Index Portfolio
Diversified Value Portfolio   Money Market Portfolio
Equity Income Portfolio       REIT Index Portfolio
Equity Index Portfolio        Short-Term Investment-Grade Portfolio*
Growth Portfolio              Small Company Growth Portfolio
High Yield Bond Portfolio     Total Bond Market Index Portfolio*
                 Total Stock Market Index Portfolio
     (individually, a Portfolio; collectively, the Portfolios)

*Prior to May 1, 2002, the Total Bond Market Index Portfolio was known as the
 High-Grade Bond Portfolio, and prior to August 19, 2004, the Short-Term Investment-Grade Portfolio was known as the Short-Term Corporate Portfolio.

 Each Portfolio offers only one class of shares (Investor Shares). Throughout this document, any references to "class" indicate how a Portfolio would operate if, in the future, the Portfolio issued more than one class of shares.

 The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

 Each Portfolio (except for Total Stock Market Index Portfolio) described in this Statement of Additional Information is a member fund. The Total Stock Market Index Portfolio is a non-member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Fund" for more information.

 Each Portfolio of the Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Portfolios.

SERVICE PROVIDERS

 CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Investment-Grade Portfolios), Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the International Portfolio), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Equity Income and Total Stock Market Index Portfolios), and Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, Small Company Growth, and Total Bond Market Index Portfolios), serve as the Portfolios' custodians. The custodians are responsible for maintaining the Portfolios' assets, keeping all necessary accounts and records of Portfolio assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Fund's annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or any of its Portfolios. The Fund or any of its Portfolios may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of any of its Portfolios. Unless terminated by reorganization or liquidation, the Fund and its Portfolios will continue indefinitely.

 SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Portfolio will not be personally liable for payment of the Portfolio's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Portfolio obligation only if the Portfolio itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Portfolio are entitled to receive any dividends or other distributions declared by the Portfolio. No shares have priority or preference over any other shares of the Portfolio with respect to distributions. Distributions will be made from the assets of the Portfolio, and will be paid ratably to all shareholders of the Portfolio (or class) according to the number of shares of the Portfolio (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Portfolio based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Portfolio or class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; and (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of asset is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Portfolio's net assets, and to change any fundamental policy of the Portfolio. Unless otherwise required by applicable law, shareholders of each Portfolio receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio or class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Portfolio is liquidated, shareholders will be entitled to receive a pro rata share of the Portfolio's net assets. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

 CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.

 CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Portfolios will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio of the Fund must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on the Portfolios' investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolios' investment policies and limitations.

 The following policies and explanations supplement each Portfolio's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Portfolio may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Equity Income, High Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios will invest at least 80% of their assets in particular types of investments. In applying these 80% policies, each Portfolio's assets will include its net assets and borrowings for investment purposes. These 80% policies may only be changed upon 60 days' notice to shareholders.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the Internal Revenue Service (the IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to be "long" a futures contract, while the buyer of a put option is said to be "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a "benchmark"). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. (See "Debt Securities - U.S. Government Securities" above.)

 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see "Debt Securities - Variable and Floating Rate Securities").

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market;
(4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to be "long" on the underlying position, while the buyer of a put option is said to be "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth by the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S.

futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Portfolio of the Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolios' shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Portfolio's net assets voted, so long as shares representing more than 50% of the Portfolio's net assets are present or represented by proxy; or (2) more than 50% of the Portfolio's net assets.

 BORROWING. Each Portfolio (except for the Balanced, High-Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios) may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.

 For the Balanced, High-Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, each Portfolio may not borrow money in excess of 15% of its net assets, and any borrowings by a Portfolio must comply with all applicable regulatory requirements.

 COMMODITIES, FUTURES, AND OPTIONS THEREON. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio (except for the Equity Index, Mid-Cap Index, REIT Index, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, each Portfolio will limit the aggregate value of all holdings (except U.S. government, securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Portfolio's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Portfolio's total assets as of the end of each quarter. Additionally, each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. government, securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Portfolio's total assets as of the end of each quarter.

 ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Portfolio (except for the Money Market Portfolio) may not invest more than 25% of its total assets in any one industry. This limitation does not apply to obligations of the U.S. government, its agencies and instrumentalities.

 The Money Market Portfolio may not purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (1) the Portfolio will invest more than 25% of its total assets in the financial services industry; and (2) the Portfolio may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and in certificates of deposit or banker's acceptances of domestic institutions.

 INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

 INVESTMENT OBJECTIVE. The investment objective of each Portfolio may not be materially changed without a shareholder vote.

 LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.

 OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options or employ straddles or spreads, except as permitted by the Portfolio's fundamental investment limitations relating to commodities, futures, and options thereon.

 REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Portfolio may not engage in the business of underwriting securities issued by other persons. The Portfolio will not be considered an underwriter when disposing of its investment securities.

 *The above asterisked items are operational, rather than fundamental, policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios. Accordingly, shareholder approval is not required in order to change these stated policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios.

 Unless otherwise noted, compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. The investment limitations set forth above relate only to the Portfolios and may not necessarily apply to the underlying funds in which the Total Stock Market Index Portfolio invests.

 As a non-fundamental limitation, the extent to which each Portfolio may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the IRC, which are in addition to the diversification requirements described above in the fundamental Diversification limitation.

 None of these limitations prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

                                  SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of a portfolio by the number of portfolio shares outstanding.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

 It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. The Portfolio's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

 Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.

                       PURCHASE AND REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit.

 Each Portfolio has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

                             MANAGEMENT OF THE FUND

VANGUARD

The Fund is part of The Vanguard Group of Investment Companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 SERVICE AGREEMENT (FOR MEMBER FUNDS). Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2004, the Fund had contributed capital of $1,101,000 to Vanguard, representing 0.01% of each Portfolio's net assets and 1.11% of Vanguard's capitalization.

 SPECIAL SERVICING AGREEMENT (FOR NON-MEMBER FUNDS). The Fund and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Total Stock Market Index Portfolio with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Portfolio pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Portfolio. The Agreement further provides that the Portfolio's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Portfolio to the cost of operating the Vanguard funds in which the Portfolio invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolio. The Fund's board of trustees believe that the reimbursements to be made by Vanguard to the Total Stock Market Index Portfolio should be sufficient to offset most or all of the expenses incurred by the Portfolio. Therefore, the Portfolio is expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.

 It is possible that, in the future, the Total Stock Market Index Portfolio may become a member fund, but this will only happen on terms that assure that the "fund of funds" will not bear any duplicative capital contribution or expense allocation costs.

 Although the Portfolio is expected to operate at a zero expense ratio after reimbursement, it will bear indirectly, as a shareholder of the underlying Vanguard funds, the costs associated with operating those funds. As of December 31, 2004, the indirect expense ratio of the Total Stock Market Index Portfolio was 0.18%.

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
PORTFOLIO                     12/31/2002          12/31/2003          12/31/2004
---------                     ----------          ----------          ----------
Balanced                       $1,562,000          $1,566,000         $1,511,000
Capital Growth                      1,000              71,000            306,000
Diversified Value                 559,000             562,000            830,000
Equity Income                     835,000             758,000            467,000
Equity Index                    1,804,000           1,934,000          1,916,000
Growth                          1,153,000             962,000            874,000
High Yield Bond                   474,000             553,000            438,000
International                     589,000             637,000            973,000
Mid-Cap Index                     676,000             726,000            868,000
Money Market                    1,872,000           1,691,000          1,113,000
REIT Index                        528,000             692,000            872,000
Short-Term Investment-Grade*      446,000             618,000            527,000
Small Company Growth            1,449,000           1,418,000          1,558,000
Total Bond Market Index*        1,288,000           1,225,000            821,000

 *The Capital Growth Portfolio commenced operations on December 3, 2002. **Prior to May 1, 2002, the Total Bond Market Index Portfolio was known as the
  High-Grade Bond Portfolio, and prior to August 19, 2004, the Short-Term Investment-Grade Portfolio was known as the Short-Term Corporate Portfolio.

 Each Portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's management and administrative expenses and are not reflected in these totals.

OFFICERS AND TRUSTEES

The officers of the Fund manage the day-to-day operations of the Fund under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  132
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     132
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          132
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American Chemistry
                                                                  Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and service) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                132
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of Economics,              129
(1932)                                                            Princeton University; Director of Vanguard Investment
                                                                  Series plc (Irish investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001, BKF Capital (investment
                                                                  management), The Jeffrey Co. (holding company), and
                                                                  CareGain, Inc. (health care management).

Andre F. Perold          Trustee              December 2004       George Gund Professor of Funance and                          132
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean: Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School:
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985--2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999--2003), Gensec Bank (1999--2003), Sanlam
                                                                  Investment Management (1999--2001), Sanlam, Ltd,
                                                                  (South African insurance company) (2001--2003),
                                                                  Stockbank, Inc. (credit card firm) (2000--2002),
                                                                  Bulldogresearch.com (investment research) (1999--
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management) (1989--2001).

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUND       OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      --------------       --------------      --------------------------            ---------------------------
Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 132
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  132
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Education Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      132
(1951)                                                            Vanguard since September 1997); Secretary of
                                                                  Vanguard, and of each of the investment companies
                                                                  served by Vanguard since June 2001.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               132
(1957)                                                            investment companies served by since July 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held four meetings during the Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee as of December 31, 2004. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
BALANCED                       John J. Brennan     $10,001-$50,000             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

CAPITAL GROWTH                 John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

DIVERSIFIED VALUE              John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

EQUITY INCOME                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

                                      B-32

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
EQUITY INDEX                   John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

GROWTH                         John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

HIGH YIELD BOND                John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

INTERNATIONAL                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

MID-CAP INDEX                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

                                      B-33

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
MONEY MARKET                   John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

REIT INDEX                     John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

SHORT-TERM
INVESTMENT-GRADE               John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

SMALL COMPANY GROWTH           John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

TOTAL BOND MARKET
INDEX                          John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

                                      B-34

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
TOTAL STOCK MARKET
INDEX                          John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                               Andre F. Perold                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-30), and each fund (except the Total Stock Market Index Portfolio) pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Total Stock Market Index Portfolio will receive no remuneration directly from the Portfolio. However, the Portfolio's underlying investment companies pay their proportionate share of the trustees' compensation and the officers' salaries and benefits.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                        VANGUARD VARIABLE INSURANCE FUND
                               COMPENSATION TABLE


                        VANGUARD VARIABLE INSURANCE FUND
                               COMPENSATION TABLE

                                                                                  ACCRUED ANNUAL
                                 AGGREGATE         PENSION OR RETIREMENT   RETIREMENT BENEFIT AT           TOTAL COMPENSATION
                              COMPENSATION      BENEFITS ACCRUED AS PART              JANUARY 1,            FROM ALL VANGUARD
NAME OF TRUSTEE          FROM THIS FUND(1)    OF THIS FUND'S EXPENSES(1)                 2004(2)    FUNDS PAID TO TRUSTEES(3)
---------------          -----------------    --------------------------                 -------    -------------------------
John J. Brennan                       None                          None                    None                         None
Charles D. Ellis                    $1,212                           N/A                     N/A                     $112,700
Rajiv L. Gupta                       1,212                           N/A                     N/A                      112,700
JoAnn Heffernan Heisen               1,212                           $51                 $ 3,873                      112,700
Burton G. Malkiel                    1,212                            84                  11,247                      112,700
Andre F. Perold(4)                     207                           N/A                     N/A                       19,200
Alfred M. Rankin, Jr.                1,212                            62                   6,067                      112,700
J. Lawrence Wilson                   1,399                            66                   8,393                      130,000

---------
(1) The amounts shown in this column are based on the Fund's fiscal year ended December 31, 2004. Each Portfolio of the Fund is responsible for a proportionate share of these amounts.

(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.

(4) Mr. Perold joined the Fund's board, effective December 2004.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund's shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose the complete portfolio holdings of a Vanguard fund at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

 As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm for a Portfolio identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund.

DISCLOSURE OF PORTFOLIO HOLDINGS TO ENABLE INSURANCE COMPANY COMPLIANCE WITH FEDERAL INCOME TAX REQUIREMENTS OR OTHER APPLICABLE LAW

Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of a VVIF Portfolio's complete portfolio holdings to an insurance company as described above may also include a list of the other investment positions comprising the Portfolio, such as cash investments and derivatives. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following persons as part of an ongoing arrangement that serves the legitimate business purpose described above: Kemper Investors Life Insurance Company, Chase Insurance Life and Annuity Company, Deutsche Asset Management, and PricewaterhouseCoopers LLP.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

The Fund currently has ten investment advisors:

- VANGUARD, 100 Vanguard Boulevard, Malvern, PA 19355, provides investment advisory services for the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, and for a portion of the assets in the Equity Income Portfolio of the Fund.

- ALLIANCE CAPITAL MANAGEMENT, L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides investment advisory services for a portion of the assets in the Growth Portfolio of the Fund.

- BAILLIE GIFFORD OVERSEAS LTD (Baillie Gifford), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, provides investment advisory services for a portion of the assets in the International Portfolio of the Fund.

- BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides investment advisory services for the Diversified Portfolio of the Fund.

- GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan), 275 Wyman Street, Waltham, MA 02451, provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio of the Fund.

- GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio of the Fund.

- PRIMECAP MANAGEMENT COMPANY (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services for the Capital Growth Portfolio of the Fund.

- SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, provides investment advisory services for a portion of the assets in the International Portfolio of the Fund.

- WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides investment advisory services for the High Yield Bond and Balanced Portfolios, and for a portion of the assets in the Equity Income Portfolio of the Fund.

- WILLIAM BLAIR & COMPANY, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, provides investment advisory services for a portion of the assets in the Growth Portfolio of the Fund.

 A number of Portfolios employ a multimanager approach, using more than one investment advisor to independently manage assigned portions of the Portfolio's assets. Each advisor is responsible for managing the investment and reinvestment of the Portfolio's assets, or in the case of a Portfolio with two advisors, the portion of the Portfolio's assets that it has been assigned. Each advisor is responsible for continuously reviewing, supervising, and administering the relevant Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in the Fund's advisory arrangements to the Fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

VANGUARD

THE EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM INVESTMENT-GRADE, AND TOTAL BOND MARKET INDEX PORTFOLIOS

The Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios of the Fund receive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios.

 Vanguard's investment management staff is also responsible for the allocation of portfolio brokerage and the negotiation of commissions. For the Money Market Portfolio, the purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

 In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Fund.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:

                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
PORTFOLIO                      12/31/2002         12/31/2003         12/31/2004
---------                      ----------         ----------         ----------
Equity Index                     $ 28,000           $ 53,000           $ 78,000
Mid-Cap Index                      28,000             53,000             78,000
Money Market                      130,000            140,000            106,000
REIT Index                         28,000             53,000             78,000
Short-Term Investment-Grade        26,000             49,000             51,000
Total Bond Market Index            78,000             95,000             72,000

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio uses a multimanager approach, using two investment advisors (Wellington Management and Vanguard) to manage its assets. Each advisor discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

 As of December 31, 2004, the Portfolio's assets were allocated among the advisors approximately as follows: 60% to Wellington Management as part of the Portfolio's primary investment program; and 40% to Vanguard as part of the Portfolio's primary investment program and its cash management program. The Portfolio previously employed Newell Associates to manage all of the Portfolio's assets from its inception through July 28, 2003.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred aggregate investment advisory fees and expenses of approximately $326,000, $285,000, and $518,000 (before a performance-based decrease of $2,000), respectively.

TOTAL STOCK MARKET INDEX PORTFOLIO

The Total Stock Market Index Portfolio is a fund of funds. The allocation of the Portfolio's assets among the underlying Vanguard funds is made by officers of the Portfolio pursuant to instructions of the board of trustees and in conformity with the Portfolio's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment advisor if they determine that such action is in the best interests of the shareholders of the Portfolio. The Portfolio benefits from the investment advisory services provided to the underlying Vanguard funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds' advisory expenses.

 The underlying funds--Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard Extended Market Index Fund--receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. During the 2002, 2003, and 2004 fiscal years, the underlying funds incurred expenses for investment advisory services in the following amounts:

                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
UNDERLYING FUND                12/31/2002         12/31/2003         12/31/2004
---------------                ----------         ----------         ----------
Vanguard Variable                $ 28,000           $ 53,000           $ 78,000
Insurance Fund-Equity
Index Portfolio
Vanguard Total Stock              144,000            113,000            125,000
Market Index Fund
Vanguard Extended                 154,000            153,000            125,000
Market Index Fund

OTHER ACCOUNTS MANAGED

Ryan E. Ludt managed the Equity Index Portfolio, which, as of December 31, 2004, held assets of $1,663,900,000. As of December 31, 2004, Mr. Ludt also managed four other registered investment companies with total assets of $245,200,000, and one other pooled investment vehicle with total assets of $2,239,500,000.

 Donald M. Butler managed the Mid-Cap Index Portfolio, which, as of December 31, 2004, held assets of $524,000,000. As of December 31, 2004, Mr. Butler also managed four other registered investment companies with total assets of $66,283,600,000, and two other pooled investment vehicles with total assets of $1,357,500,000.

 David R. Glocke managed the Money Market Portfolio, which, as of December 31, 2004, held assets of $840,200,000. As of December 31, 2004, Mr. Glocke also managed nine other registered investment companies with total assets of $100,872,600,000 and one other pooled investment vehicle with total assets of $835,000,000.

 Gerard C. O'Reilly managed the REIT Index Portfolio, which, as of December 31, 2004, held assets of $412,300,000. As of December 31, 2004, Mr. O'Reilly also managed six other registered investment companies with total assets of $80,541,100,000, and one other pooled investment vehicle with total assets of $226,200,000.

 Gregory S. Nassour managed the Short-Term Investment-Grade Portfolio, which, as of December 31, 2004, held assets of $394,200,000. Mr. Nassour also managed one other pooled investment vehicle with total assets of $633,800,000, as of December 31, 2004.

 Gregory Davis managed the Total Bond Market Index Portfolio, which, as of December 31, 2004, held assets of $634,600,000. As of December 31, 2004, Mr. Davis also managed two other registered investment companies with total assets of $9,938,000,000, and six other pooled investment vehicles with total assets of $2,195,000,000.

 Duane F. Kelly managed the Total Stock Market Index Portfolio, which, as of December 31, 2004, held assets of $257,500,000. As of December 31, 2004, Mr. Kelly also managed 17 other registered investment companies with total assets of $58,348,900,000, and nine other pooled investment vehicles with total assets of $2,687,400,000.

 James P. Stetler managed a portion of the Equity Income Portfolio; the Portfolio, as of December 31, 2004, held assets of $439,300,000. Mr. Stetler also managed two other registered investment companies with total assets of $2,540,400,000, as of December 31, 2004.

MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

As of December 31, 2004, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Short-Term Investment-Grade Portfolio, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Equity Index, Mid-Cap Index, REIT Index, Total Bond Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index over a one-year period. For the Equity Income Portfolio, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period.

Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

THIRD-PARTY INVESTMENT ADVISORS

For Portfolios that are advised, in whole or in part, by independent third-party advisory firms unaffiliated with Vanguard, the Fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such Portfolios. Acting on behalf of the Fund, Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firms. Each advisory agreement is reviewed annually by the Fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the Fund and the advisory firm, not between the Fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in detail in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. The following sections summarize each advisory firm's compensation structure and management of potential conflicts of interest for the period ended December 31, 2004, based on information provided by the firms.

ALLIANCE

Alliance, an investment advisor registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. As of December 31, 2004, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 31.7% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). As of December 31, 2004, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 60.3% of the outstanding Alliance Holding Units and 1.8% of the outstanding Alliance Units, representing an approximate 61.3% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund has entered into an investment advisory agreement with Alliance under which Alliance manages the investment and reinvestment of the portion of the Growth Portfolio's assets that the board of trustees assigns to Alliance (the Alliance Portfolio). In this capacity, Alliance continuously reviews, supervises, and administers the Alliance Portfolio. Alliance will invest or reinvest such assets predominantly in U.S. stocks.

 Under this agreement the Fund pays Alliance a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12%, to the Alliance Portfolio's average month-end net assets for the quarter.

 The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Alliance Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Growth Index). The investment performance of the Alliance Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Growth Index for the same period.

 The adjustment applies as follows:

CUMULATIVE 36-MONTH
PERFORMANCE VS. THE GROWTH INDEX                  PERFORMANCE FEE ADJUSTMENT*
--------------------------------                  --------------------------
Exceeds by more than +6%                                    +0.25 x Basic Fee
Exceeds by 0% to +6%         Linear increase between 0% and +0.25 x Basic Fee
Trails by 0% to -6%          Linear decrease between 0% and -0.25 x Basic Fee
Trails by more than -6%                                     -0.25 x Basic Fee
---------
* For purposes of applying the adjustment, the basic fee will be calculated based on average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range.

 The adjustment will not be fully operable until the close of the quarter ending September 30, 2004. Until that date, the following transition rules will apply:

 1. JUNE 22, 2001, THROUGH SEPTEMBER 29, 2002. Compensation was the basic fee. No adjustment was applied during this period.

 2. SEPTEMBER 30, 2002, THROUGH SEPTEMBER 30, 2004. Beginning September 30, 2002, the adjustment took effect on a progressive basis with regards to the number of months elapsed between September 30, 2001, and the close of the quarter for which Alliance's fee is being computed. During this period, the adjustment was calculated using cumulative performance of the Alliance Portfolio and the Growth Index from September 30, 2001, through the end of the applicable quarter.

 3. ON AND AFTER SEPTEMBER 30, 2004. The adjustment was fully operable at this time.

 The following special rules will also apply to Alliance's compensation:

 1. ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the "Alliance Portfolio unit value" at the beginning of the period, will be the sum of: (1) the change in the Alliance Portfolio unit value during such period; (2) the unit value of the Portfolio's cash distributions from the Alliance Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the investment company at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

 2. ALLIANCE PORTFOLIO UNIT VALUE. The Alliance Portfolio unit value will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a normal value as determined by dividing initial assets by a unit value of $100.00 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.

 3. INDEX PERFORMANCE. The investment record of the Growth Index for any period, expressed as a percentage of the Growth Index level at the beginning of such period, will be the sum of (1) the change in the level of the Growth Index during such period, and (2) the value, computed consistently with the Growth Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Growth Index. For this purpose, cash distributions on the securities that make up the Growth Index will be treated as reinvested in the Growth Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Alliance Portfolio and the investment record of the Growth Index shall be in accordance with any then applicable rules of the SEC.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $483,000 (before a performance-based decrease of $57,000), $442,000 (before a performance-based decrease of $147,000), and $425,000 (before a performance-based decrease of $83,000), respectively, to Alliance.

OTHER ACCOUNTS MANAGED

Alan Levi managed a portion of the Growth Portfolio; the Portfolio, as of December 31, 2004, held assets of $366,600,000. As of December 31, 2004, Mr. Levi also managed four other registered investment companies with total assets of $6,946,000,000, including one where the advisory firm's fee was based on account performance with total assets of $4,341,000,000. As of December 31, 2004, Mr. Levi also managed 15 other accounts with total assets of $2,006,000,000.

MATERIAL CONFLICTS OF INTEREST

As an investment adviser and fiduciary, Alliance owes clients and shareholders an undivided duty of loyalty. Alliance recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.

 The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

 In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts because of the particular characteristics of an account, such as cash position, tax status, risk tolerance, and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such as a performance-based management fee, relating to an account. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

DESCRIPTION OF COMPENSATION

Investment professionals, including portfolio managers and research analysts, are compensated on an annual basis through a combination of the following: (1) fixed base salary; (2) discretionary incentive compensation in the form of an annual cash bonus; (3) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan (deferred awards); (4) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002); and (5) contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Alliance permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

 An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client's account. Not all factors apply to each investment professional, and there is no particular weighting or formula for considering certain factors.

 Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance), complexity of investment strategies, and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy, success of marketing/business development efforts, and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm, management and supervisory responsibilities, and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

BAILLIE GIFFORD

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund entered into an investment advisory agreement with Baillie Gifford under which Baillie Gifford manages the investment and reinvestment of a portion of the International Portfolio's assets (the BG Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets. Baillie Gifford will invest or reinvest the assets of the BG Portfolio only in foreign (non-U.S.) securities.

 For services to be rendered by the advisor as provided in the agreement, the Fund will pay to the advisor an asset-based investment management fee (the base fee) plus a performance-based adjustment to the base fee (the performance adjustment). The base fee plus the performance adjustment (collectively, the adjusted fee) will be paid by the Fund to the advisor on the Fund's quarter ends (March, June, September, and December) in arrears.

 The base fee for each quarter of the Portfolio is calculated by multiplying an annual percentage rate of 0.125% to the average month-end net assets of the BG Portfolio during such quarter, and dividing the result by four.

 The performance adjustment for each quarter of the Portfolio shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate (0.125%) applied to the average of the month-end net assets of the BP Portfolio over the previous 36 months, and dividing the result by four. The adjustment percentage for each quarter of the Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over the rolling 36-month period applicable to such quarter.

CUMULATIVE PERFORMANCE OF BG PORTFOLIO VS.
THE INDEX OVER APPLICABLE 36-MONTH PERIOD              ADJUSTMENT PERCENTAGE
-----------------------------------------              ---------------------
Less than -9%                                                           -50%
From -9% up to and including 0%              Linear decrease from -50% to 0%
Greater than 0% and up to and including +9%  Linear increase from 0% to +50%
More than +9%                                                           +50%

 I. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 Assume the adjusted fee for the quarter ending March 31, 2006, is being calculated, the transition rules (described below) are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such quarter are as follows:

                          MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2003                          1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009
2004     1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019  1,020  1,021
2005     1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031  1,032  1,033
2006     1,034  1,035  1,036

 Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The adjusted fee payable by the Fund to the advisor for the quarter ending March 31, 2006, would be $403,007.81 and is calculated as follows:

 1. A BASE FEE OF $323,437.50, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the quarter ending March 31, 2006
($1,035,000,000), is multiplied by the annual percentage rate (0.125%), and divided by four, or $323,437.50.

 2. A PERFORMANCE ADJUSTMENT OF +$79,570.31, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the quarter ending March 31, 2006, is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of 25%, calculated as follows:

                     ADJUSTMENT PERCENTAGE = [(C / D) X E]

 Where:

          c   =excess return over the performance period = +4.5%
          d   =maximum excess return for appropriate performance range = +9.0%
          e   =maximum adjustment percentage for appropriate performance range = +50%

              Adjustment Percentage = [(4.5% / 9.0%) x 50%] = +25%

           THEREFORE, THE PERFORMANCE ADJUSTMENT = [(F X G) X H] / 4

 Where:

          f   =adjustment percentage = +25%
          g   =annual percentage rate applied to average month end net
               assets = 0.125%
          h   =average month-end net assets for the 36 months ended March 31,
               2006 = $1,018,500,000

  Performance Adjustment = [(25% x 0.125%) x $1,018,500,000] / 4 = +$79,570.31

 3. AN ADJUSTED FEE OF $403,007.81, CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

 Where:

          i   =base fee = $323,437.50
          j   =performance adjustment = $79,570.31

             Adjusted Fee = $323,437.50 + $79,570.31 = $403,007.81

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

 II. THE PERFORMANCE ADJUSTMENT WILL NOT BE FULLY INCORPORATED INTO THE DETERMINATION OF THE ADJUSTED FEE UNTIL THE QUARTER ENDED MARCH 31, 2006. Until that date, the following transition rules will apply:

 1. FEBRUARY 6, 2003, THROUGH DECEMBER 31, 2003. The adjusted fee was deemed to equal the base fee. No performance adjustment applied to the calculation of the adjusted fee during this period.

 2. JANUARY 1, 2004, THROUGH MARCH 31, 2006. Beginning January 1, 2004, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between March 31, 2003, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing April 1, 2003, and ending as of the end of the applicable quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing April 1, 2003, and ending as of the end of the applicable quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since March 31, 2003, divided by 36.

 3. ON AND AFTER MARCH 31, 2006. The adjusted fee will be equal to the base fee plus the performance adjustment.

 III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

 Assume that the advisor's compensation is being calculated for the fiscal quarter ended September 30, 2004 and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter is as follows:

                          MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.    MAR  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----    ---  -----    ---   ----   ----   ----  -----   ----   ----   ----
2003                          1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009
2004     1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018

 Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the September 30, 2004 quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The adjusted fee payable by the Fund to the advisor for the quarter ending March 31, 2006, would be $349,359.38 and is calculated as follows:

 1. BASE FEE OF $317,812.50, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the quarter ending September 30, 2004 ($1,017,000,000), is multiplied by the annual percentage rate (0.125%), and divided by four. Therefore, the Base Fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   =average month-end net assets over the quarter ending September
               30, 2004, calculated as follows: ($1,016,000,000 +
               $1,017,000,000 + $1,018,000,000) / 3 = $1,017,000,000
          b   =annual percentage rate applied to average month end net
               assets = 0.125%

             Base Fee = ($1,017,000,000 X 0.125%) / 4 = $317,812.50

 2. PERFORMANCE ADJUSTMENT OF +$31,546.88, CALCULATED AS FOLLOWS: The average month-end net assets of the BG portfolio over the performance period (March 31, 2003, to September 30, 2004) are $1,009,500,000). The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +10%, calculated as follows:

                     ADJUSTMENT PERCENTAGE = [(C / D) X I]

 Where:

          c   =percentage amount by which the performance of the Portfolio has exceeded the Index = +1.80%
          d   =size of the adjusted range over which the linear adjustment applies, determined as follows: adjusted range = [(e / f) x g] to [(e / f) x h] = d

 Where:

          e   =number of months elapsed from March 31, 2003, to September 30,
               2004 = 18
          f   =number of months in full rolling performance period = 36
          g   =minimum excess return for appropriate performance range = 0.0%
          h   =maximum excess return for appropriate performance range = +9.0%
          d   =[(18 / 36) x 0.0%] to [(18 / 36) x +9.0%] = (0.0% to +4.5%),

           therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

          i   =maximum adjustment percentage for the transition period, which is determined as follows: maximum adjustment percentage = [(e / f) x j] = i

 Where:

          e   =number of months elapsed from March 31, 2003, to September 30,
               2004 = 18
          f   =number of months in full rolling performance period = 36
          j   =maximum adjustment percentage for the appropriate performance range = +50%,

therefore, the maximum adjustment percentage for transition period = [(18 / 36)
                               x 50%] = +25% = i

     Adjustment Percentage = [(c / d) x i] = [(1.8% / 4.5%) x 25%] = +10.0%

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(K X L) X M] / 4

 Where:

          k   =adjustment percentage = +10%
          l   =annual percentage rate applied to average month-end net
               assets = 0.125%
          m   =average month-end net assets for the transition period ended
               September 30, 2004 = $1,009,500,000

  Performance Adjustment = [(10% x 0.125%) x $1,009,500,000] / 4 = +$31,546.88

 3. ADJUSTED FEE OF $349,359.38, CALCULATED AS FOLLOWS:

                             ADJUSTED FEE = (N + P)

 Where:

          n   =base fee = $317,812.50
          p   =performance adjustment = $31,546.88

             Adjusted Fee = $317,812.50 + $31,546.88 = $349,359.38

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

 IV. THE FOLLOWING SPECIAL RULES WILL ALSO APPLY TO THE BAILLIE GIFFORD'S
COMPENSATION:

 1. BG PORTFOLIO UNIT VALUE. The "BG Portfolio unit value" shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.

 2. BG PORTFOLIO PERFORMANCE. The investment performance of the BG Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the BG Portfolio unit value during such period; (2) the unit value of the Portfolio's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Portfolio attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Portfolio attributable to the BG Portfolio when compared to the Index.

 3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 During the fiscal years ended December 31, 2003 and 2004, the Fund incurred investment advisory fees of approximately $73,000 (with no performance-based adjustment) and $174,000 (before a performance-based decrease of $26,000), respectively, to Baillie Gifford.

OTHER ACCOUNTS MANAGED

James K. Anderson managed a portion of the International Portfolio; the Portfolio, as of December 31, 2004, held assets of $556,900,000. As of December 31, 2004, Mr. Anderson managed one other pooled investment vehicle with total assets of $1,870,600,000; the advisory firm's fee for this account was based on account performance. As of December 31, 2004, Mr. Anderson also managed three other accounts with total assets of $421,300,000; the advisory firm's fee for these accounts were based on account performance.

MATERIAL CONFLICTS OF INTEREST

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.

BARROW, HANLEY

Barrow, Hanley, a Nevada Corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund has entered into an investment advisory agreement with Barrow, Hanley to manage the Diversified Value Portfolio. Under this agreement, Barrow, Hanley manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises, and administers the investment program of the Portfolio with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

 The Fund pays Barrow, Hanley an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.125% to the average month-end net assets of the Portfolio for the quarter.

 The basic advisory fee may be increased or decreased by applying a performance adjustment to the basic fee reflecting the investment performance of the Portfolio relative to the investment record of the Standard & Poor's 500/Barra Value Index (the Index) over the same period as follows:

CUMULATIVE 36-MONTH                             PERFORMANCE FEE
PERFORMANCE VS. THE INDEX                           ADJUSTMENT*
-------------------------                           ----------
Trails by -9% or more                         -0.25 X Basic Fee
Trails by more than -6% up to -9%             -0.15 X Basic Fee
Trails/exceeds from -6% through +6%               0 X Basic Fee
Exceeds by more than +6% but less than +9%    +0.15 X Basic Fee
Exceeds by +9% or more                        +0.25 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $216,000 (before a performance-based increase of $34,000), $219,000 (before a performance-based increase of $54,000), and $402,000 (before a performance-based increase of $58,000), respectively, to Barrow, Hanley.

OTHER ACCOUNTS MANAGED

James P. Barrow managed the Diversified Value Portfolio, which, as of December 31, 2004, held assets of $420,400,000. As of December 31, 2004, Mr. Barrow also managed eight other registered investment companies with total assets of $22,906,600,000, including two where the advisory firm's fee was based on account performance with total assets of $22,344,600,000. As of December 31, 2004, Mr. Barrow also managed one other pooled investment vehicle with total assets of $63,300,000, and 24 other accounts with total assets of $2,047,800,000.

MATERIAL CONFLICTS OF INTEREST

Barrow, Hanley seeks to eliminate potential conflicts of interest by managing all client accounts identically, whether the accounts incur an asset-based fee, performance-based fee or a combination. All client accounts are treated equally when traded, being aggregated in all buys and sells.

DESCRIPTION OF COMPENSATION

In addition to base salary, all Barrow, Hanley portfolio managers and analysts share in a bonus pool that is distributed semiannually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

 In addition, many Barrow, Hanley employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, Hanley, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). The named portfolio manager is a partner of the firm and receives, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

 Each individual manager's compensation is tied to the overall profitability of the firm and not to any single account, whether performance-based fee or otherwise.

GRANAHAN

Granahan is a professional investment advisory firm founded in 1985. John J. Granahan, Gary C. Hatton, Jane M. White, and Robert F. Granahan are portfolio managers of the Granahan Portfolio of the Small Company Growth Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund entered into an investment advisory agreement with Granahan under which Granahan manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets.

 The Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Granahan Portfolio for the quarter.

 The basic advisory fee may be increased or decreased by applying a performance fee adjustment to the basic fee based on the investment performance of the Granahan Portfolio relative to the investment record of the Russell 2500 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period as follows:

CUMULATIVE 36-MONTH                              PERFORMANCE FEE
PERFORMANCE VS. THE INDEX                            ADJUSTMENT*
-------------------------                            ----------
Trails by -12% or more                         -0.50 X Basic Fee
Trails by more than -6% but less than -12%     -0.25 X Basic Fee
Trails/exceeds from -6% through +6%                0 X Basic Fee
Exceeds by more than +6% but less than +12%    +0.25 X Basic Fee
Exceeds by +12% or more                        +0.50 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

 The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index and that of the Russell 2000 Growth Index as follows.

 1. QUARTER ENDED JUNE 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eleven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ended June 30, 2003.

 2. QUARTER ENDED SEPTEMBER 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and one quarter ended September 30, 2003.

 3. QUARTER ENDED DECEMBER 31, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and two quarters ended December 31, 2003.

 4. QUARTER ENDED MARCH 31, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and three quarter ended March 31, 2004.

 5. QUARTER ENDED JUNE 30, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and four quarters ended June 30, 2004.

 6. QUARTER ENDED SEPTEMBER 30, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and five quarters ended September 30, 2004.

 7. QUARTER ENDED DECEMBER 31, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and six quarters ended December 31, 2004.

 8. QUARTER ENDED MARCH 31, 2005. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and seven quarters ended March 31, 2005.

 9. QUARTER ENDING JUNE 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eight quarters ending June 30, 2005.

 10. QUARTER ENDING SEPTEMBER 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and nine quarters ending September 30, 2005.

 11. QUARTER ENDING DECEMBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and ten quarters ending December 31, 2005.

 12. QUARTER ENDING MARCH 31, 2006. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eleven quarters ending March 31, 2006.

 13. QUARTER ENDING JUNE 30, 2006. The benchmark transition is complete.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $840,000 (after a performance-based increase of $290,000), $826,000 (after a performance-based increase of $289,000), and $850,000 (after a performance-based increase of $157,000), respectively, to Granahan.

OTHER ACCOUNTS MANAGED

John J. Granahan, Gary C. Hatton, Jane M. White, and Robert F. Granahan jointly managed a portion of the Small Company Growth Portfolio. The Portfolio, as of December 31, 2004, held assets of $752,500,000. As of December 31, 2004, each portfolio manager jointly managed three other registered investment companies with total assets of $2,129,000,000, including one where the advisory firm's fee was based on account performance with total assets of $2,027,000,000. As of December 31, 2004, each portfolio manager also jointly managed 22 other pooled investment vehicles with total assets of $1,195,000,000.

MATERIAL CONFLICTS OF INTEREST

Portfolio managers at Granahan are responsible for managing the assets of multiple clients, all of which have similar long-term investment goals. Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Granahan has put in place systems, policies, and procedures which have been designed to maintain fairness in portfolio management across all Granahan clients. Granahan utilizes an order entry and tracking system with the objective that no single account, or type of account, is favored in any trade allocation. In addition, allocation policies and procedures seek to maintain uniformity in portfolio composition within a particular investment goal. Periodic and systematic review procedures, and oversight by the Chief Compliance Officer, are in place to monitor the effectiveness of these systems.

DESCRIPTION OF COMPENSATION

Every client portfolio at Granahan is managed by four portfolio managers, each of whom is assigned a primary industry sector of coverage. Compensation for each portfolio manager is made up of four components: (1) a base salary, (2) an individual performance bonus, (3) an investment team performance bonus, and (4) some form of profit sharing, be it direct ownership or participation in the firm's profit sharing plan. In addition, all employees receive health benefits, and retirement benefits in the form of a company-funded SEP-IRA after three years of employment.

 Individual performance measures a manager's portfolio with respect to the following: one and three year performance relative to the Russell 2000 Growth Index; one and three year performance relative to the Russell 2000 sector for which the manager has responsibility; and percentage of client assets under management. Individuals are also compensated based on the dollar contribution to performance of their stocks to all client portfolios.

 Non-owner portfolio managers are also eligible for the annual investment team bonus, which is paid based on the number of firm-wide portfolio categories which beat their respective benchmark.

 All employees receive some form of profit sharing compensation. For the owners of the company, that consists of their share of firm-wide profit. The remaining employees share in a "profit sharing" pool relative to each one's total compensation. There are no long-term compensation commitments with employees or owners of Granahan.

GMO

GMO is an investment advisory firm founded in 1977. It provides investment counseling services to employee benefit plans, endowment funds, other institutions, and individuals. Robert M. Soucy is portfolio manager of the GMO Portfolio of the Small Company Growth Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund entered into an investment advisory agreement with GMO under which GMO manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the GMO Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets.

 The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.225% to the average month-end net assets of the GMO Portfolio for the quarter.

 Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2500 Growth Index (the Index) for the same period.

 The adjustment is computed as follows:
CUMULATIVE 36-MONTH                       PERFORMANCE FEE ADJUSTMENT AS A
PERFORMANCE VS. THE INDEX             PERCENTAGE OF AVERAGE NET ASSETS(a)
-------------------------             -----------------------------------
Trails Index                                                       -0.15%
Exceeds Index by 0% baseline to 3%      Linear decrease from -0.15% to 0%
Exceeds Index by 3% baseline to 6%      Linear increase from 0% to +0.15%
Exceeds Index by more than 6%                                      +0.15%
---------
   (a) For purposes of this calculation, the average net assets will be calculated as average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range.
   Example: If the cumulative 36-month performance of the GMO Portfolio versus the Index is +3.6%, an adjustment of +0.03%* or [(0.6% divided by 3%)0.15%] would apply. This would be calculated as [(a divided by b)0.15%], where a equals the percentage amount by which the performance of the GMO Portfolio has exceeded the applicable baseline percentage for the linear adjustment, and b equals the size of the range over which the linear adjustment applies.
    *As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

 The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index and that of the Russell 2000 Growth Index as follows.

 1. QUARTER ENDED JUNE 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eleven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ended June 30, 2003.

 2. QUARTER ENDED SEPTEMBER 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and one quarter ended September 30, 2003.

 3. QUARTER ENDED DECEMBER 31, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and two quarters ended December 31, 2003.

 4. QUARTER ENDED MARCH 31, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and three quarter ended March 31, 2004.

 5. QUARTER ENDED JUNE 30, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and four quarters ended June 30, 2004.

 6. QUARTER ENDED SEPTEMBER 30, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and five quarters ended September 30, 2004.

 7. QUARTER ENDED DECEMBER 31, 2004. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and six quarters ended December 31, 2004.

 8. QUARTER ENDED MARCH 31, 2005. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and seven quarters ended March 31, 2005.

 9. QUARTER ENDING JUNE 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eight quarters ending June 30, 2005.

 10. QUARTER ENDING SEPTEMBER 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and nine quarters ending September 30, 2005.

 11. QUARTER ENDING DECEMBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and ten quarters ending December 31, 2005.

 12. QUARTER ENDING MARCH 31, 2006. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eleven quarters ending March 31, 2006.

 13. QUARTER ENDING JUNE 30, 2006. The benchmark transition is complete.

 The following special rules will also apply to GMO's compensation:

 1. GMO PORTFOLIO UNIT VALUE. The "GMO Portfolio unit value" will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $22.64 on October 1, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio will neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO Portfolio unit value.

 2. GMO PORTFOLIO PERFORMANCE. The GMO Portfolio's investment performance for any period, expressed as a percentage of the GMO Portfolio unit value at the beginning of such period, shall be the sum of: (1) the change in the GMO Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of the period by the GMO Portfolio, expressed as a percentage of the GMO Portfolio's unit value at the beginning of the period. For this purpose, the value of distributions of realized capital gains per unit of the GMO Portfolio, of dividends per unit of the GMO Portfolio paid from investment income, and of capital gains taxes per unit of the GMO Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the GMO Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

 3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (1) the change in the level of the Index, during such period, and
(2) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $161,000 (after a performance-based increase of $21,000), $306,000 (after a performance-based increase of $68,000), and $549,000 (after a performance-based increase of $103,000), respectively, to GMO.

OTHER ACCOUNTS MANAGED

Robert M. Soucy managed a portion of the Small Company Growth Portfolio; the Portfolio, as of December 31, 2004, held assets of $752,500,000. As of December 31, 2004, Mr. Soucy managed 26 other registered investment companies with total assets of $14,352,800,000, including two where the advisory firm's fee was based on account performance with total assets of $3,530,500,000. As of December 31, 2004, Mr. Soucy also managed two other pooled investment vehicles with total assets of $184,000,000, and sixteen other accounts with total assets of $2,059,500,000, including four where the advisory firm's fee was based on account performance with total assets of $1,153,700,000.

MATERIAL CONFLICTS OF INTEREST

Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF COMPENSATION

The named portfolio manager is a member (partner) of GMO. The compensation for the portfolio manager consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO's Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO's Compensation Committee taking into account the individual's contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus, and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

PRIMECAP

PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman; Theofanis Anastasios Kolokotrones, President; and Joel P. Fried and Alfred W. Mordecai, Executive Vice Presidents.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund employs PRIMECAP to manage the investment and reinvestment of the assets of the Fund's Capital Growth Portfolio and to continuously review, supervise, and administer the investment program for such Portfolio. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

 The Fund pays PRIMECAP a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.15% to the average month-end net assets of the Capital Growth Portfolio for the quarter.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $1,000, $57,000, and $189,000, respectively, to PRIMECAP.

OTHER ACCOUNTS MANAGED

Howard B. Schow, Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, and Mitchell J. Milias jointly managed the Capital Growth Portfolio. The Portfolio, as of December 31, 2004, held assets of $166,900,000. As of December 31, 2004, each portfolio manager jointly managed six other registered investment companies with total assets of $36,170,000,000, one other pooled investment vehicle with total assets of $143,000,000, and 24 other accounts with total assets of $9,853,000,000.

MATERIAL CONFLICTS OF INTEREST

PRIMECAP employs a multi-manager approach to managing its clients' portfolios. In addition to mutual funds, a manager may also manage separate accounts for institutional clients. PRIMECAP has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients' portfolios on the same security. These policies and procedures are strictly monitored and are reviewed continuously by PRIMECAP.

DESCRIPTION OF COMPENSATION

Under the compensation structure at PRIMECAP, each portfolio manager is eligible for the following: base salary, bonus, and incentive compensation. Each portfolio manager is also eligible for profit sharing, and health and welfare benefits available to all employees. Portfolio managers who are principals of the firm also receive distributions based on their respective ownership in the firm.

 Each portfolio manager's compensation is based on experience and contribution to the firm. A portfolio manager's base compensation may be adjusted in the annual review. The incentive compensation is based on investment results measured over a three year period relative to the S&P 500 Index.

 Each portfolio manager is also eligible for the company's profit sharing plan. The profit sharing plan is a retirement plan available to all employees, and the amount is determined by a preset percentage of the employee's eligible compensation for a calendar year based on IRS limitations.

SCHRODERS

Both Schroders, 875 Third Avenue, New York, NY, and Schroder Limited, 31 Gresham Street, London EC2V 7QA, England, are wholly-owned subsidiaries of Schroders plc. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders and its affiliates specialize in providing investment management services.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund has entered into an investment advisory agreement with Schroders under which Schroders manages the investment and reinvestment of a portion of the International Portfolio's assets (the Schroder Portfolio) and to continuously review, supervise, and administer the Fund's investment program with respect to these assets.

 As compensation for the services rendered by Schroders under the agreement, the Fund pays Schroders at the end of each fiscal quarter, a basic fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the Schroder Portfolio for the quarter.

 The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the Schroder Portfolio relative to that of the Morgan Stanley Capital International Europe,

Australasia, Far East Index (the Index), as it may be reformulated from time to time, as follows, subject to certain transition rules:

CUMULATIVE 36-MONTH PERFORMANCE VS.
INDEX                                             ANNUAL PERFORMANCE FEE RATE
-----                                             ---------------------------
+12% or above                          +0.050% x Average Month-end Net Assets
Between +6% and +12%                   +0.025% x Average Month-end Net Assets
Between +6% and -6%                          0 x Average Month-end Net Assets
Between -6% and -12%                   -0.025% x Average Month-end Net Assets
-12% or below                          -0.050% x Average Month-end Net Assets

 The following special rules will also apply to Schroders's compensation:

 1. SCHRODER PORTFOLIO UNIT VALUE. The "Schroder Portfolio unit value" shall be determined by dividing the total net assets of the Schroder Portfolio by a given number of units. The number of units in the Schroder Portfolio shall be equal to the total shares outstanding of the International Portfolio on the close of business on January 27, 2003; provided, however, that as assets are added to or withdrawn from the Schroder Portfolio, the number of units of the Schroder Portfolio shall be adjusted based on the unit value of the Schroder Portfolio on the day such changes are executed.

 2. SCHRODER PORTFOLIO PERFORMANCE. The investment performance of the Schroder Portfolio for any period, expressed as a percentage of the Schroder Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Schroder Portfolio unit value during such period; (2) the unit value of the Portfolio's cash distributions from the Schroder Portfolio's net investment income and realized net capital gains (whether short- or long- term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Schroder Portfolio, expressed as a percentage of the Schroder Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Schroder Portfolio, of dividends per unit of the Schroder Portfolio paid from investment income, and of capital gains taxes per unit of the Schroder Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Schroder Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends (which date shall be the relevant ex-dividend date) and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

 3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Schroder Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 The trustees believe that the Index is an appropriate standard against which the investment performance of the Schroder Portfolio can be measured. The weighting of securities in the Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding, but adjusted to exclude shares that are held by non-portfolio investors and not expected to be traded on stock markets.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $292,000 (including a performance-based increase of $115,000), $231,000 (with no adjustment required based on performance), and $338,000 (with no adjustment required based on performance), respectively, to Schroders.

Schroders Sub-advisory Agreement

On behalf of the Fund, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Fund, Schroders pays Schroder Limited fees equal to 25% of the management fee payable to Schroders under its management contract with the Fund. The sub-advisory agreement took effect on or about April 1, 2003.

OTHER ACCOUNTS MANAGED

Richard Foulkes managed a portion of the International Portfolio; the Portfolio, as of December 31, 2004, held assets of $556,900,000. As of December 31, 2004, Mr. Foulkes managed two other registered investment companies with total assets of $7,109,000,000, including one where the advisory firm's fee was based on account performance with total assets of $7,103,000,000. As of December 31, 2004, Mr. Foulkes also managed one other pooled investment vehicle with total assets of $24,000,000, and three other accounts with total assets of $449,000,000.

MATERIAL CONFLICTS OF INTEREST

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

Schroders fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all employees. Certain of the most senior managers also participate in a long-term incentive program.

 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure competitiveness. The base salary is subject to an annual review, and will increase to remain competitive and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less, as the emphasis is increasingly on the discretionary bonus.

 Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. The performance of the division and of the team is assessed to determine the share of the aggregate bonus pool to be spent in each area. Bonuses of individual fund managers depend on the performance of their fund relative to competitors and the relevant benchmark over one and three year periods, the level of funds under management and the level of performance fees generated. "Softer" factors such as leadership, innovation, contribution to other parts of the business, and adherence to corporate values of excellence, integrity, teamwork, passion, and innovation are also considered.

 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years.

WELLINGTON MANAGEMENT

Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, John R. Ryan, and Perry Traquina.

BALANCED PORTFOLIO

The Fund employs Wellington Management to manage the investment and reinvestment of the assets included in the Fund's Balanced Portfolio and to continuously review, supervise, and administer the Balanced Portfolio's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

 The Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Balanced Portfolio's average month-end net assets for the quarter:

NET ASSETS                       RATE
----------                       ----
First $500 million              .100%
Next $500 million               .050%
Over $1 billion                 .040%

 The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Balanced Portfolio relative to the investment performance of the composite benchmark (the Benchmark), of which 65% will be comprised of the Standard & Poor's 500 Index (the Stock Index) and 35% of which will be comprised of the Lehman Brothers Credit A or Better Bond Index (the Bond Index). The investment performance of the Balanced Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Benchmark for the same time period. The adjustment applies as follows:

CUMULATIVE 36-MONTH                           PERFORMANCE FEE
PERFORMANCE VS. THE BENCHMARK                     ADJUSTMENT*
-----------------------------                     ----------
Trails by -6% or more                       -0.20 X Basic Fee
Trails by more than -6% up to -3%           -0.10 X Basic Fee
Trails/exceeds from -3% through +3%             0 X Basic Fee
Exceeds by more than +3% but less than +6%  +0.10 X Basic Fee
Exceeds by +6% or more                      +0.20 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

 The following special rules apply to the advisor's compensation.

 1. FUND PERFORMANCE. The investment performance of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of: (1) the change in the Portfolio's net asset value per share during such period; (2) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (3) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.

 2. BENCHMARK PERFORMANCE. Computations of the two components of the Benchmark will be made at the beginning of each quarter, based on the allocation set forth in the agreement.

 3. INDEX PERFORMANCE. The investment record of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (1) the change in the level of the Stock Index during the period and (2) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The investment record of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (1) the change in the level of the Bond Index during the period, and (2) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $607,000 (before a performance-based increase of $112,000), $623,000 (before a performance-based increase of $127,000), and $729,000 (before a performance-based increase of $117,000), respectively, to Wellington Management.

HIGH YIELD BOND PORTFOLIO

The Fund also employs Wellington Management to manage the investment and reinvestment of the assets of the Fund's High Yield Bond Portfolio and to continuously review, supervise, and administer the investment program for such Portfolio. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

 The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees with respect to the High Yield Bond Portfolio of approximately $115,000, $159,000, and $161,000, respectively, to Wellington Management.

EQUITY INCOME PORTFOLIO

The Fund has entered into an investment advisory agreement with Wellington Management under which Wellington Management manages the investment and reinvestment of the portion of the Equity Income Portfolio's assets that the board of trustees assigns to Wellington Management (the WM Portfolio). In this capacity, Wellington Management continuously reviews, supervises, and administers the WM Portfolio.

 Under this agreement, at the end of each of the Portfolio's fiscal quarters, the Fund pays Wellington Management an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by applying an annual percentage rate (0.10%) to the average month-end net assets of the WM Portfolio for the quarter, and dividing the result by four.

 The base fee, as described above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the WM Portfolio relative to the investment performance of the Lipper Equity Income Average (the benchmark). The performance adjustment for each fiscal quarter of the Portfolio will be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the average month-end net assets of the WM Portfolio over the previous 36 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the WM Portfolio will be determined by applying the following performance adjustment schedule to the cumulative performance of the WM Portfolio relative to the benchmark over the trailing
36-month period applicable to such fiscal quarter.

CUMULATIVE 36-MONTH                                       ADJUSTMENT
PERFORMANCE VS. THE BENCHMARK                             PERCENTAGE
-----------------------------                             ----------
Trails by more than -6%                                         -20%
Trails by -3% up to and including -6%                           -10%
Trails/exceeds by less than -3% up to but less than +3%         None
Exceeds by +3% up to and including +6%                          +10%
Exceeds by more than +6%                                        +20%

 The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended September 30, 2006. Until that date, the following transition rules will apply:

 1. JULY 28, 2003, THROUGH JUNE 30, 2004. The adjusted fee was deemed to equal the base fee. No performance adjustment applied to the calculation of the adjusted fee during this period.

 2. JULY 1, 2004, THROUGH SEPTEMBER 29, 2006. Beginning July 1, 2004, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between September 30, 2003, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the WM Portfolio, as determined for a period commencing October 1, 2003, and ending as of the end of the applicable fiscal quarter of the Portfolio. During this period, the performance adjustment will be calculated using the cumulative performance of the WM Portfolio and the benchmark for a period commencing October 1, 2003, and ending as of the end of the applicable fiscal quarter of the Portfolio. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since September 30, 2003, divided by 36.

 3. ON AND AFTER SEPTEMBER 30, 2006. The adjusted fee will be equal to the base fee plus the performance adjustment.

 I. THE FOLLOWING SPECIAL RULES APPLY TO WELLINGTON MANAGEMENT'S COMPENSATION:

 1. WM PORTFOLIO UNIT VALUE. The "WM Portfolio Unit Value" shall be determined by dividing the total net assets of the WM Portfolio by a given number of units. The number of units in the WM Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the investment advisory agreement; this is provided, however, that as assets are added to or withdrawn from the WM Portfolio, the number of units in the WM Portfolio shall be adjusted based on the unit value of the WM Portfolio on the day such changes are executed.

 2. WM PORTFOLIO PERFORMANCE. The investment performance of the WM Portfolio for any period, expressed as a percentage of the WM Portfolio Unit Value at the beginning of the period, will be the sum of: (1) the change in the WM Portfolio Unit Value during such period; (2) the unit value of the Portfolio's cash distributions from the WM Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the WM Portfolio, expressed as a percentage of the WM Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the WM Portfolio, of dividends per unit of the WM Portfolio paid from investment income, and of capital gains taxes per unit of the WM Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the WM Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the WM Portfolio Unit Value will be determined net of all fees and expenses of the Portfolio attributable to the WM Portfolio. Thus, the performance of the WM Portfolio will be net of all fees and expenses of the Portfolio attributable to the WM Portfolio when compared with the benchmark.

 3. BENCHMARK PERFORMANCE. The investment record of the benchmark for any period, expressed as a percentage of the benchmark level at the beginning of such period, will be the sum of (1) the change in the level of the benchmark during such period and (2) the value, computed consistently with the benchmark, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the benchmark. For this purpose, cash distributions on the securities that make up the benchmark will be treated as reinvested in the benchmark, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Lipper.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the WM Portfolio and the investment record of the benchmark shall be in accordance with any then-applicable rules of the SEC.

 5. EFFECT OF TERMINATION. In the event of termination of the investment advisory agreement, the fees provided in the agreement will be computed on the basis of the period ending on the last business day on which the agreement is in effect, subject to a pro rata adjustment based on the number of days the advisor performed services hereunder during the fiscal quarter in which such termination becomes effective as a percentage of the total number of days in such quarter.

 II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 Assume that the adjusted fee for the fiscal quarter ending September 30, 2006, is being calculated, that the transition rules described above are not in effect, and that the month-end net assets of the WM Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:

                          MONTH-END NET ASSETS OF WM PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2003                                                                    1,001  1,002  1,003
2004     1,004  1,005  1,006  1,007  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015
2005     1,016  1,017  1,018  1,019  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027
2006     1,028  1,029  1,030  1,031  1,032  1,033  1,034  1,035  1,036

 Also, assume that the cumulative performance of the WM Portfolio over the rolling 36-month period applicable to such fiscal quarter is +24.5%, and the cumulative performance of the benchmark over such period is +20.0%. Thus, the excess return of the WM Portfolio over the applicable period is +4.5%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending September 30, 2006, would be $284,212.50, calculated as follows:

 1. BASE FEE OF $258,750.00, CALCULATED AS FOLLOWS: The average month-end net assets of the WM Portfolio over the fiscal quarter ending September 30, 2006 ($1,035,000,000), are multiplied by the annual percentage rate of (0.10%) and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   =average month-end net assets over the quarter ending September
               30, 2006, calculated as follows: ($1,034,000,000 +
               $1,035,000,000 + $1,036,000,000) / 3 = $1,035,000,000
          b   =annual percentage rate applied to average month-end net
               assets = 0.10%

             Base Fee = ($1,035,000,000 X 0.10%) / 4 = $258,750.00

 2. PERFORMANCE ADJUSTMENT OF +$25,462.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WM Portfolio over the rolling 36-month period applicable to the fiscal quarter ending September 30, 2006, are $1,018,500,000. The excess return of the WM Portfolio (+24.5%) over the benchmark (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +10%, calculated as follows:

                   PERFORMANCE ADJUSTMENT = [(C X D) X E] / 4

 Where:

          c   =adjustment percentage = +10%
          d   =annual percentage rate applied to average month end net
               assets = 0.10%
          e   =average month-end net assets for the 36 months ended September
               30, 2006 = $1,018,500,000

  Performance Adjustment = [(10% x 0.10%) x $1,018,500,000] / 4 = +$25,462.50

 3. AN ADJUSTED FEE OF $284,212.50, CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

 Where:

          i   =base fee = $258,750.00
          j   =performance adjustment = $25,462.50

             Adjusted Fee = $258,750.00 + $25,462.50 = $284,212.50

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WM Portfolio and the benchmark are treated in a symmetrical manner, as in the example.

 III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

 Assume that the advisor's compensation is being calculated for the fiscal quarter ending March 31, 2005, and that the month-end net assets of the WM Portfolio over the 18-month period applicable to such fiscal quarter are as follows:

                          MONTH-END NET ASSETS OF WM PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2003                                                                    1,001  1,002  1,003
2004     1,004  1,005  1,006  1,007  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015
2005     1,016  1,017  1,018

 Also, assume that the cumulative performance of the WM Portfolio over the 18-month period applicable to the March 31, 2005, fiscal quarter is +13.0%, and the cumulative performance of the benchmark over such period is +10.0%. Thus, the excess return of the WM Portfolio over the applicable period is +3.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending March 31, 2005, would be $266,868.75, calculated as follows:

 1. BASE FEE OF $254,250.00, CALCULATED AS FOLLOWS: The average month-end net assets of the WM Portfolio over the fiscal quarter ending March 31, 2005 ($1,017,000,000), are multiplied by the annual percentage rate (0.10%), and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   =average month-end net assets over the quarter ending March 31,
               2005, calculated as follows: ($1,016,000,000 + $1,017,000,000
               + $1,018,000,000) / 3 = $1,017,000,000
          b   =annual percentage rate applied to average month end net
               assets = 0.10%

             Base Fee = ($1,017,000,000 X 0.10%) / 4 = $254,250.00

 2. PERFORMANCE ADJUSTMENT OF +$12,618.75, CALCULATED AS FOLLOWS: The average month-end net assets of the WM Portfolio over the performance period (September 30, 2003, to March 31, 2005) are $1,009,500,000. The excess return of the WM Portfolio (+13.0%) over the benchmark (+10.0%) over such period is +3.0%. An excess return of +3.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +5%, calculated as follows:

Percentage amount by which the performance of the WM Portfolio has exceeded the benchmark = +3.0%

          d   =size of the adjusted range, determined as follows:

              ADJUSTED RANGE = [(E / F) X G] TO [(E / F) X H] = D

 Where:

          e   =number of months elapsed from September 30, 2003, to March 31,
               2005 = 18
          f   =number of months in full rolling performance period = 36
          g   =maximum excess return for appropriate performance range = +6.0%
          h   =minimum excess return for appropriate performance range = +3.0%

  Adjusted Range = [(18 / 36) x +6.0%] to [(18 / 36) x +3.0%] = +3.0% to +1.5%

          k   =adjustment percentage for the transition period, determined as follows:

                   ADJUSTMENT PERCENTAGE = [(E / F) X J] = K

 Where:

          e   =number of months elapsed from September 30, 2003, to March 31,
               2005 = 18
          f   =number of months in full rolling performance period = 36
          j   =adjustment percentage for the appropriate performance range =
               +10%

                Adjustment Percentage = [(18 / 36) x 10%] = +5%

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(K X L) X M] / 4

 Where:

          k   =adjustment percentage = +5%
          l =annual percentage rate applied to average month-end net assets = 0.10%
          m   =average month-end net assets for the transition period ended
               March 31, 2005 = $1,009,500,000

  Performance Adjustment = [(5.0% x 0.10%) x $1,009,500,000] / 4 = +$12,618.75

 3. ADJUSTED FEE OF $266,868.75, CALCULATED AS FOLLOWS:

                             ADJUSTED FEE = (N + P)

 Where:

          n   =base fee = $254,250.00
          p   =performance adjustment = $12,618.75

             Adjusted Fee = $254,250.00 + $12,618.75 = $266,868.75

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WM Portfolio and the benchmark are treated in a symmetrical manner, as in the example.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred aggregate investment advisory fees and expenses of approximately $326,000, $285,000, and $518,000 (before a performance-based decrease of $2,000), respectively.

OTHER ACCOUNTS MANAGED

Edward P. Bousa managed a portion of the Balanced Portfolio; the Portfolio, as of December 31, 2004, held assets of $1,034,600,000. As of December 31, 2004, Mr. Bousa managed five other registered investment companies with total assets of $31,386,900,000, including one where the advisory firm's fee was based on account performance with total assets of $22,251,100,000. As of December 31, 2004, Mr. Bousa also managed three other pooled investment vehicles with total assets of $216,000,000, and 19 other accounts with total assets of $1,016,100,000.

 Paul D. Kaplan managed a portion of the Balanced Portfolio; the Portfolio, as of December 31, 2004, held assets of $1,034,600,000. As of December 31, 2004, Mr. Kaplan managed two other registered investment companies with total assets of $35,685,100,000, including one where the advisory firm's fee was based on account performance with total assets of $11,616,300,000. As of December 31, 2004, Mr. Kaplan also managed ten other accounts with total assets of $250,600,000.

 Earl E. McEvoy managed a portion of the High Yield Bond Portfolio; the Portfolio, as of December 31, 2004, held assets of $274,800,000. As of December 31, 2004, Mr. McEvoy managed five other registered investment companies with total assets of $21,058,600,000, including one where the advisory firm's fee was based on account performance with total assets of $6,623,800,000. As of December 31, 2004, Mr. McEvoy also managed one other pooled investment vehicle with total assets of $1,265,900,000, and 28 other accounts with total assets of $644,000,000.

 Nathaniel S. Levy managed a portion of the High Yield Bond Portfolio; the Portfolio, as of December 31, 2004, held assets of $274,800,000. As of December 31, 2004, Mr. Levy managed two other registered investment companies with total assets of $9,528,700,000, and 11 other pooled investment vehicles with total assets of $30,700,000. As of December 31, 2004, Mr. Levy also managed 25 other accounts with total assets of $71,600,000, including two where the advisory firm's fee was based on account performance with total assets of $12,000,000.

 John R. Ryan managed a portion of the Equity Income Portfolio; the Portfolio, as of December 31, 2004, held assets of $439,300,000. As of December 31, 2004, Mr. Ryan managed 13 other registered investment companies with total assets of $8,402,100,000, including two where the advisory firm's fee was based on account performance with total assets of $6,007,300,000. As of December 31, 2004, Mr. Ryan also managed three other pooled investment vehicles with total assets of $235,300,000, and 44 other accounts with total assets of $3,247,600,000.

MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The portfolio managers listed in the Fund's prospectus (Portfolio Managers) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, and risk profiles that differ from those of the Portfolios. The Portfolio Manager makes investment decisions for the relevant portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Portfolio to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

 Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

DESCRIPTION OF COMPENSATION

Each Portfolio pays Wellington Management a fee based on the assets under management of each Portfolio as set forth in the Investment Advisory Agreements between Wellington Management and the Fund with respect to each Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Portfolios.

 Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Portfolio (Investment Professionals) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. For the Balanced Portfolio and the Equity Income Portfolio, the overall revenues to Wellington Management vary with the performance of the Portfolios relative to specified benchmarks. Incentive payments made to Mr. Bousa relating to the Balanced Portfolio are additionally linked to the gross pre-tax performance of the equity portion of the Portfolio managed by him compared with the benchmark identified below over one and three year periods, with an emphasis on three year results. Incentive payments made to Mr. Ryan relating to the Equity Income Portfolio are additionally linked to the gross pre-tax performance (although Mr. Ryan is paid on the basis of the net of tax performance) of the Portfolio managed by him compared with the peer group identified below over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks may differ) to other portfolios managed by these Investment Professionals.

PORTFOLIO                                   BENCHMARK OR PEER GROUP
---------                                   -----------------------
Balanced Portfolio (Equity Portion)                   S&P 500 Index
Equity Income Portfolio                Lipper Equity Income Average

 Mr. Kaplan's incentive on the Balanced Portfolio is based on the revenues earned by Wellington Management and has no additional performance-related component. The incentives paid to Mr. McEvoy with respect to the High Yield Bond Portfolio are based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees.

 The incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a supplemental retirement plan as a partner of the firm. Messrs. Bousa, Kaplan, McEvoy, and Ryan are partners of the firm.

WILLIAM BLAIR & COMPANY

William Blair & Company is an independently owned, full-service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund has entered into an investment advisory agreement with William Blair & Company to manage the investment and reinvestment of a portion of the Growth Portfolio's assets (the WB Portfolio) and to continuously review, supervise, and administer the Portfolio's investment program with respect to these assets.

 Under this agreement, at the end of each of the Portfolio's fiscal quarters, the Fund pays William Blair & Company an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by applying an annual percentage rate (0.125%) to the average month-end net assets of the WB Portfolio for the quarter, and dividing the result by four.

 The base fee, as described above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the WB Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The performance adjustment for each fiscal quarter of the Portfolio will be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the average month-end net assets of the WB Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the WB Portfolio will be determined by applying the following performance adjustment schedule to the cumulative performance of the WB Portfolio relative to the Index over the trailing 60-month period applicable to such fiscal quarter.

CUMULATIVE 60-MONTH PERFORMANCE
OF THE WB PORTFOLIO VERSUS THE INDEX                    ADJUSTMENT PERCENTAGE
------------------------------------                    ---------------------
Exceeds by more than +20%                                                +67%
Exceeds by more than 0% up to and          Linear increase between 0% to +67%
including +20%
Trails by -20% up to and including 0%      Linear decrease between -67% to 0%
Trails by more than -20%                                                 -67%

 The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended June 30, 2009. Until that date, the following transition rules will apply:

 1. APRIL 19, 2004, THROUGH MARCH 31, 2005. The adjusted fee was deemed to equal the base fee. No performance adjustment applied to the calculation of the adjusted fee during this period.

 2. APRIL 1, 2005, THROUGH JUNE 30, 2009. Beginning April 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between June 30, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the WB Portfolio, as determined for a period commencing July 1, 2004, and ending as of the end of the applicable fiscal quarter of the Portfolio. During this period, the performance adjustment will be calculated using the cumulative performance of the WB Portfolio and the Index for a period commencing July 1, 2004, and ending as of the end of the applicable fiscal quarter of the Portfolio. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since June 30, 2004, divided by 60.

 3. ON AND AFTER JUNE 30, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

 I. THE FOLLOWING SPECIAL RULES APPLY TO WILLIAM BLAIR & COMPANY'S COMPENSATION:

 1. WB PORTFOLIO UNIT VALUE. The "WB Portfolio Unit Value" shall be determined by dividing the total net assets of the WB Portfolio by a given number of units. The number of units in the WB Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the investment advisory agreement; this is provided, however, that as assets are added to or withdrawn from the WB Portfolio, the number of units in the WB Portfolio shall be adjusted based on the unit value of the WB Portfolio on the day such changes are executed.

 2. WB PORTFOLIO PERFORMANCE. The investment performance of the WB Portfolio for any period, expressed as a percentage of the WB Portfolio Unit Value at the beginning of the period, will be the sum of: (1) the change in the WB Portfolio Unit Value during such period; (2) the unit value of the Portfolio's cash distributions from the WB Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the WB Portfolio, expressed as a percentage of the WB Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the WB Portfolio, of dividends per unit of the WB Portfolio paid from investment income, and of capital gains taxes per unit of the WB Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the WB Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the WB Portfolio Unit Value will be determined net of all fees and expenses of the Portfolio attributable to the WB Portfolio. Thus, the performance of the WB Portfolio will be net of all fees and expenses of the Portfolio attributable to the WB Portfolio when compared with the Index.

 3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.

 4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the WB Portfolio and the investment record of the Index shall be in accordance with any then-applicable rules of the SEC.

 5. EFFECT OF TERMINATION. In the event of termination of the investment advisory agreement, the fees provided in the agreement will be computed on the basis of the period ending on the last business day on which the agreement is in effect, subject to a pro rata adjustment based on the number of days the advisor performed services hereunder during the fiscal quarter in which such termination becomes effective as a percentage of the total number of days in such quarter.

 II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 Assume that the adjusted fee for the fiscal quarter ending June 30, 2009, is being calculated, that the transition rules described above are not in effect, and that the month-end net assets of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter are as follows:

                          MONTH-END NET ASSETS OF WB PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2004                                               1,001  1,002  1,003  1,004  1,005  1,006
2005     1,007  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018
2006     1,019  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030
2007     1,031  1,032  1,033  1,034  1,035  1,036  1,037  1,038  1,039  1,040  1,041  1,042
2008     1,043  1,044  1,045  1,046  1,047  1,048  1,049  1,050  1,051  1,052  1,053  1,054
2009     1,055  1,056  1,057  1,058  1,059  1,060

 Also, assume that the cumulative performance of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter is 25.0%, and the cumulative performance of the Index over such period is 15.0%. Thus, the excess return of the WB Portfolio over the applicable period is 10.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending June 30, 2009, would be $403,817.97, calculated as follows:

 1. BASE FEE OF $330,937.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending June 30, 2009 ($1,059,000,000), are multiplied by the annual percentage rate of (0.125%) and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   =average month-end net assets over the quarter ending June 30,
               2009, calculated as follows: ($1,058,000,000 + $1,059,000,000
               + $1,060,000,000) / 3 = $1,059,000,000
          b   =annual percentage rate applied to average month-end net
               assets = 0.125%

             Base Fee = ($1,059,000,000 X 0.125%) / 4 = $330,937.50

 2. PERFORMANCE ADJUSTMENT OF $107,880.47, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the rolling 60-month period applicable to the fiscal quarter ending June 30, 2009, are $1,030,500,000. The excess return of the WB Portfolio (+25.0%) over the Index (+15.0%) over such period is +10.0%. An excess return of +10.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +33.5%, calculated as follows:

                     ADJUSTMENT PERCENTAGE = [(C / D) X E]

 Where:

          c   =excess return over the performance period = +10.0%
          d   =maximum excess return for appropriate performance range
               = +20.0%
          e   =maximum adjustment percentage for appropriate performance range = +67%

            Adjustment Percentage = [(10.0% / 20.0%) x 67%] = +33.5%

           THEREFORE, THE PERFORMANCE ADJUSTMENT = [(F X G) X H] / 4

 Where:

          f   =adjustment percentage = +33.5%
          g   =annual percentage rate applied to average month end net
               assets = 0.125%
          h   =average month-end net assets for the 30 months ended June 30,
               2009 = $1,030,500,000

Performance Adjustment = [(33.5% x 0.125%) x $1,030,500,000] / 4 = +$107,880.47

 3. AN ADJUSTED FEE OF $438,817.97, CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

 Where:

          i   =base fee = $330,937.50
          j   =performance adjustment = $107,880.47

             Adjusted Fee = $330,937.50 + $107,880.47 = $438,817.97

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, as in the example.

 III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

 Assume that the advisor's compensation is being calculated for the fiscal quarter ending December 31, 2006, and that the month-end net assets of the WB Portfolio over the 30-month period applicable to such fiscal quarter are as follows:

                          MONTH-END NET ASSETS OF WB PORTFOLIO ($ MILLION)
                          ------------------------------------------------

          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2004                                               1,001  1,002  1,003  1,004  1,005  1,006
2005     1,007  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018
2006     1,019  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030

 Also, assume that the cumulative performance of the WB Portfolio over the 30-month period applicable to the December 31, 2006, fiscal quarter is 18.0%, and the cumulative performance of the Index over such period is 13.0%. Thus, the excess return of the WB Portfolio over the applicable period is 5.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending December 31, 2006, would be $374,717.58, calculated as follows:

 1. BASE FEE OF $321,562.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending December 31, 2006 ($1,029,000,000), are multiplied by the annual percentage rate (0.125%), and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   =average month-end net assets over the quarter ending December
               31, 2006, calculated as follows: ($1,028,000,000 +
               $1,029,000,000 + $1,030,000,000) / 3 = $1,029,000,000
          b   =annual percentage rate applied to average month end net
               assets = 0.125%

             Base Fee = ($1,029,000,000 X 0.125%) / 4 = $321,562.50

 2. PERFORMANCE ADJUSTMENT OF $53,155.08, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the performance period (July 1, 2004, to December 31, 2006) are $1,015,500,000. The excess return of the WB Portfolio (+18.0%) over the Index (+13.0%) over such period is +5.0%. An excess return of +5.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +16.75%, calculated as follows:

                     ADJUSTMENT PERCENTAGE = [(C / D) X K]

 Where:

          c   =percentage amount by which the performance of the WB Portfolio has exceeded the Index = +5.0%
          d   =maximum transition period excess return for appropriate
               performance range, determined as follows: [(e / f) x g]

 Where:

          e   =number of months elapsed from June 30, 2004, to
               December 31, 2006 = 30
          f   =number of months in full rolling performance period =  60
          g   =minimum excess return for appropriate performance range = +20.0%
          d   =[(30 / 60) x +20.0%] = +10.0%

      Maximum Transition Period Adjustment Percentage = [(e / f) x h] = k

 Where:

          e   =number of months elapsed from June 30, 2004, to December 31,
               2006 = 30
          f   =number of months in full rolling performance period = 60
          h   =maximum adjustment percentage for the appropriate
               performance range = +67%

   Maximum Adjustment Percentage for Transition Period = [(30 / 60) x +67%] =
                                   +33.5% = k

   Adjustment Percentage = [(c / d) x k] = l, therefore, [(+5.0% / +10.0%) x
                             +33.5%] = +16.75% = l

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(L X M) X N] / 4

 Where:

          l   =adjustment percentage = +16.75%
          m   =annual percentage rate applied to average month-end net
               assets = 0.125%
          n   =average month-end net assets for the transition period ended
               December 31, 2006 = $1,015,500,000

Performance Adjustment = [(+16.75% x 0.125%) x $1,015,500,000] / 4 = +$53,155.08

 3. ADJUSTED FEE OF $374,717.58, CALCULATED AS FOLLOWS:

                             ADJUSTED FEE = (O + P)

 Where:

          o   =base fee = $321,562.50
          p   =performance adjustment = $53,155.08

             Adjusted Fee = $321,562.50 + $53,155.08 = $374,717.58

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, as in the example.

 During the fiscal year ended December 31, 2004, the Fund incurred investment advisory fees of approximately $88,000, to William Blair & Company.

OTHER ACCOUNTS MANAGED

John F. Jostrand managed a portion of the Growth Portfolio; the Portfolio, as of December 31, 2004, held assets of $366,600,000. As of December 31, 2004, Mr. Jostrand also managed three other registered investment companies with total assets of $1,861,400,000, one other pooled investment vehicle with total assets of $45,800,000, and 35 other accounts with total assets of $659,700,000.

MATERIAL CONFLICTS OF INTEREST

Because the portfolio manager manages other accounts in addition to the Growth Portfolio, conflicts of interest may arise in connection with the portfolio manager's management of the Growth Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.

DESCRIPTION OF COMPENSATION

The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of December 31, 2004, his compensation consisted of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital, and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability, and assets under management of all accounts managed by the portfolio manager, including the Growth Portfolio.

OWNERSHIP OF SECURITIES

The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the Fund are suitable investments for only a limited subset of investors. The portfolio managers of the Fund may not fit into this subset of investors, and therefore, may not own shares of the Portfolios. In addition, managers who are not residents of the United States typically would not own shares of U.S.-registered mutual funds, including the Portfolios, because of tax and other investment considerations. As of December 31, 2004, the portfolio managers did not own any shares of the Portfolios they managed.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, PRIMECAP, Barrow, Hanley, Alliance, William Blair & Company, Schroders, Baillie Gifford, Granahan, GMO, and Vanguard are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Portfolio's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Portfolio on sixty (60) days' written notice to the advisor (thirty days written notice for PRIMECAP, Alliance, William Blair & Company, Baillie Gifford, and Wellington Management--in the case of the Equity Income Portfolio), (2) by a vote of a majority of the Portfolio's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Portfolio. The Fund's current agreements with William Blair & Company and Wellington Management (in the case of the Equity Income Portfolio) are binding for a two-year period, at the end of which they, too, will become renewable for successive one-year periods, subject to the above conditions.

 BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. The Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, the board determines annually whether to approve and renew the Fund's investment advisory arrangements. For the Equity Income, Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index Portfolios, the board considers annually whether each Portfolio and its shareholders continue to benefit from the internalized management structure whereby the Portfolio receives investment management services at cost from Vanguard's Fixed Income and Quantitative Equity Groups. Vanguard provides the board with monthly, quarterly, and annual analyses of each advisor's performance. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisors of the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and the internalized management arrangements of the Equity Income, Equity Index, International, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Portfolio.

 When considering whether to renew an investment advisory contract (in the case of the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios), or continue the internalized management arrangements of the Equity Income, Equity Index, International, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as each Portfolio grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund; intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Portfolio, such as transaction costs, including ways in which transactions for each Portfolio are conducted and brokers are selected.

 For the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of a Portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

 The board also reviews the investment performance of each Portfolio compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Portfolio:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------


                                                          5 YEARS              10 YEARS                              ADVISORY FEES
                                                       (or Since              (or Since                            EXPRESSED AS AN
                                                       Inception)            Inception)                           ANNUAL EFFECTIVE
                                1 YEAR ENDED                ENDED                 ENDED                    RATE OF THE PORTFOLIOS'
                                  12/31/2004           12/31/2004            12/31/2004    EXPENSE RATIO        AVERAGE NET ASSETS
                                  ----------           ----------            ----------    -------------        ------------------
BALANCED PORTFOLIO                    11.29%                7.58%                12.31%            0.26%                     0.09%
Average Balanced Fund*                 7.93                 1.95                  8.70             1.28                      0.51
S&P 500 Index                         10.88                -2.30                 12.07              N/A                       N/A
Composite Stock/Bond Index**           8.70                 1.76                 11.15              N/A                       N/A

CAPITAL GROWTH PORTFOLIO              17.63%               22.18%                  N/A             0.42%                     0.15%
(Inception Date: December 3, 2002)
Average Multi-Cap Growth Fund*        10.71                17.87                   N/A             1.68                      0.60
S&P 500 Index                         10.88                16.19                   N/A              N/A                       N/A

DIVERSIFIED VALUE PORTFOLIO           20.46%               11.46%                 7.06%            0.42%                     0.15%
(Inception Date: February 8, 1999)
Average Multi-Cap Value Fund*         14.39                 5.60                  6.75             1.42                      0.63
S&P 500/Barra Value Index             15.71                 2.48                  4.04              N/A                       N/A

EQUITY INCOME PORTFOLIO               13.32%                5.50%                12.75%            0.26%                     0.13%
Average Equity Income Fund*           12.81                 3.69                 10.47             1.47                      0.64
Russell 1000 Value Index              16.49                 5.27                 13.83              N/A                       N/A

EQUITY INDEX PORTFOLIO                10.80%               -2.36%                12.00%            0.14%                     0.01%
Average Large-Cap Core Fund*           7.79                -4.05                  9.82             1.45                      0.61
S&P 500 Index                         10.88                -2.30                 12.07              N/A                       N/A

GROWTH PORTFOLIO                       7.25%              -13.91%                 6.12%            0.36%                     0.12%
Average Large-Cap Growth Fund*         7.18                -8.92                  9.37             1.51                      0.63
Russell 1000 Growth Index              6.30                -9.29                  9.59              N/A                       N/A

HIGH YIELD BOND PORTFOLIO              8.53%                5.43%                 6.40%            0.24%                     0.06%
(Inception Date: June 3, 1996)
Average High Current Yield Fund*       9.89                 4.59                  5.56             1.30                      0.52
Lehman Brothers High Yield
 Bond Index                           11.13                 6.97                  6.86              N/A                       N/A

INTERNATIONAL PORTFOLIO               19.42%                0.24%                 7.54%            0.41%                     0.12%
Average International Fund*           18.05                -2.62                  5.77             1.73                      0.79
MSCI EAFE Index                       20.25                -1.13                  5.62              N/A                       N/A

 *Derived from data provided by Lipper Inc.
**Made up of unmanaged stock/bond benchmarks. The stock component, which is weighted 65%, is based on the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31,
  2000, and the Lehman Brothers Credit A or Better Bond Index thereafter.

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------


                                                          5 YEARS              10 YEARS                              ADVISORY FEES
                                                       (or Since              (or Since                            EXPRESSED AS AN
                                                       Inception)            Inception)                           ANNUAL EFFECTIVE
                                1 YEAR ENDED                ENDED                 ENDED                    RATE OF THE PORTFOLIOS'
                                  12/31/2004           12/31/2004            12/31/2004    EXPENSE RATIO        AVERAGE NET ASSETS
                                  ----------           ----------            ----------    -------------        ------------------
MID-CAP INDEX PORTFOLIO               20.32%               10.06%                12.66%            0.24%                     0.02%
(Inception Date: February 9, 1999)
Average Mid-Cap Core Fund*            15.52                 5.78                 11.70             1.54                      0.67
Spliced Mid Cap Index**               20.52                10.00                 12.49              N/A                       N/A
S&P MidCap 400 Index                  16.48                 9.54                 12.09              N/A                       N/A
MSCI US Mid Cap 450 Index             20.52                 5.16                 10.45              N/A                       N/A

MONEY MARKET PORTFOLIO                 1.26%                2.94%                 4.22%            0.15%                     0.01%
Average Money Market Fund*             0.60                 2.22                  3.54             0.80                      0.27
Citigroup 3-Month U.S. Treasury
 Bill Index+                           1.24                 2.79                  3.99              N/A                       N/A

REIT INDEX PORTFOLIO                  30.51%               20.99%                17.09%            0.31%                     0.02%
(Inception Date: February 9, 1999)
Average Real Estate Fund*             32.05                20.77                 17.12             1.62                      0.67
Morgan Stanley REIT Index             31.49                21.67                 17.62              N/A                       N/A

SHORT-TERM INVESTMENT-GRADE
 PORTFOLIO                             2.07%                5.55%                 5.07%            0.15%                     0.01%
(Inception Date: February 8, 1999)
Average 1-5 Year Investment-
 Grade Debt Fund*                      1.68                 5.01                  4.50             0.94                      0.34
Lehman Brothers 1-5 Year U.S.
 Credit Index                          2.44                 6.95                  6.28              N/A                       N/A

SMALL COMPANY GROWTH
 PORTFOLIO                            15.30%                8.61%                13.25%            0.46%                     0.21%
(Inception Date: June 3, 1996)
Average Small-Cap Growth Fund*        10.65                -0.98                  7.04             1.71                      0.77
Russell 2500 Growth Index             14.59                -2.32                  5.61              N/A                       N/A

TOTAL BOND MARKET INDEX
 PORTFOLIO                             4.20%                7.19%                 7.38%            0.17%                     0.01%
Average Intermediate-Term
 Investment-Grade Debt Fund*           3.85                 6.80                  6.56             1.01                      0.37
Lehman Brothers Aggregate
 Bond Index                            4.34                 7.71                  7.72              N/A                       N/A

TOTAL STOCK MARKET INDEX
 PORTFOLIO                            12.55%               20.29%                  N/A           0.00%++                      N/A
(Inception Date: January 8, 2003)
Average Multi-Cap Core Fund*          11.05                18.40                   N/A             1.36                      0.56
Dow Jones Wilshire 5000 Index         12.62                20.19                   N/A              N/A                       N/A

 *Derived from data provided by Lipper Inc.
**S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
 +Prior to April 7, 2003, this Index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
++The average weighted annualized expense ratio of the underlying funds was 0.18%.

 Based upon its most recent evaluation of each Portfolio's investment staff, the portfolio management process, the short- and long-term performance results, the current advisory arrangements for the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and the at-cost internalized management arrangements for the Equity Income, Equity Index, International, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, the board determined that it would be in the best interests of each Portfolio's shareholders to renew the investment advisory agreements for the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and continue the internalized management arrangements for the Equity Income, Equity Index, International, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios.

 The primary factors underlying the board's determination to renew the Fund's advisory agreements were as follows:

BALANCED PORTFOLIO (WELLINGTON MANAGEMENT):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) a composite stock and bond benchmark; (2) the average balanced fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

CAPITAL GROWTH PORTFOLIO (PRIMECAP):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Standard & Poor's 500 Index; (2) the average multi-cap growth fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with PRIMECAP.

DIVERSIFIED VALUE PORTFOLIO (BARROW, HANLEY):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the S&P 500/Barra Value Index; (2) the average multi-cap value fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Barrow, Hanley.

EQUITY INCOME PORTFOLIO (WELLINGTON MANAGEMENT):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Value Index; (2) the average equity income fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

GROWTH PORTFOLIO (ALLIANCE):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Growth Index; (2) the average large-cap growth fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Alliance.

GROWTH PORTFOLIO (WILLIAM BLAIR & COMPANY):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Growth Index; (2) the average large-cap growth fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with William Blair & Company.

HIGH YIELD BOND PORTFOLIO (WELLINGTON MANAGEMENT):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Lehman Brothers High Yield Bond Index; (2) the average high current yield fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

INTERNATIONAL PORTFOLIO (SCHRODERS):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Morgan Stanley Capital International Europe, Australasia, Far East Index; (2) the average international fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Schroders

INTERNATIONAL PORTFOLIO (BAILLIE GIFFORD):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Morgan Stanley Capital International Europe, Australasia, Far East Index; (2) the average international fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Baillie Gifford.

SMALL COMPANY GROWTH PORTFOLIO (GRANAHAN):

- The board determined that the performance results for the portion of the Portfolio managed by Granahan were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2000 Growth Index and the Russell 2500 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper Inc.) and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolios Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Granahan.

SMALL COMPANY GROWTH PORTFOLIO (GMO):

- The board determined that the performance results for the portion of the Portfolio managed by GMO were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2000 Growth Index and the Russell 2500 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper, Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with GMO.

EQUITY INCOME, EQUITY INDEX, GROWTH, INTERNATIONAL, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM INVESTMENT-GRADE, AND TOTAL BOND MARKET INDEX PORTFOLIOS (VANGUARD):

When the board considers whether Vanguard should continue providing internalized investment management services at cost to a Portfolio, the board takes into account numerous factors, including:

- The nature, extent, and quality of the services provided.

- The investment performance of the Portfolio's assets.

- The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- Vanguards control of the operating expenses of the Portfolio.

 Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Portfolios, the board determined that it would be in the best interests of each Portfolio's shareholders to continue the internalized management arrangement.

                             PORTFOLIO TRANSACTIONS

The advisors decide which securities to buy and sell on behalf of a Portfolio and then select the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.


     When a Portfolio purchases a newly issued bond at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolio to offset the Portfolio's management expenses.


 The advisory agreements incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisors may cause the Portfolios to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisors to the Portfolios.

 Currently, it is the Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services believed to be necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interest of the Portfolios. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an advisor and/or the Portfolios. However, the advisors have informed the Fund that they will not pay higher commission rates specifically for the purpose of obtaining research services.

 Some securities that are considered for investment by a Portfolio may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Portfolio and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Portfolios paid brokerage commissions in the following amounts:

                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                           12/31/2002         12/31/2003         12/31/2004
----                           ----------         ----------         ----------
Balanced Portfolio             $  371,000         $  490,000         $  331,000
Capital Growth Portfolio*          18,000             91,000             95,000
Diversified Value Portfolio       178,000            214,000            288,000
Equity Income Portfolio            78,000            146,000            166,000
Equity Index Portfolio             79,000             93,000             72,000
Growth Portfolio                  933,000            451,000            476,000
High Yield Bond Portfolio               0                  0                  0
International Portfolio           326,000            446,000            638,000
Mid-Cap Index Portfolio            52,000            117,000             47,000
Money Market Portfolio                  0                  0                  0
REIT Index Portfolio               66,000             49,000             77,000
Short-Term Investment-Grade
 Portfolio*                             0                  0              9,000
Small Company Growth
 Portfolio                      1,397,000          1,535,000          1,909,000
Total Bond Market
 Index Portfolio*                       0                  0                  0


*Prior to May 1, 2002, the Total Bond Market Index Portfolio was known as the
 High-Grade Bond Portfolio, and prior to August 19, 2004, the Short-Term Investment-Grade Portfolio was known as the Short-Term Corporate Portfolio.

 The Total Stock Market Index Portfolio, which employs a "fund of funds" investment strategy, will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying fund. As such, the Portfolio incurs no brokerage commissions.

                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Nominated slate         Nominated slate results in board comprised of a majority
results in board        of non-independent directors.
comprised of a
majority of
independent directors.

All members of Audit,   Audit, Nominating, and/or Compensation committees
Nominating, and         include non-independent members.
Compensation committees
are independent of      Incumbent board member failed to attend at least 75% of
management.             meetings in the previous year.

                        Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Company requires        Total potential dilution (including all stock-based
senior executives to    plans) exceeds 15% of shares outstanding.
hold a minimum amount
of company stock
(frequently expressed
as a multiple of
salary).

Company requires stock  Annual option grants have exceeded 2% of shares
acquired through        outstanding.
option exercise to be
held for a certain
period of time.

Compensation program    Plan permits repricing or replacement of options without
includes                shareholder approval.
performance-vesting
awards, indexed
options or other
performance-linked
grants.

Concentration of        Plan permits issuance of options with exercise prices
option grants to        below the grant date market value of the company's
senior executives is    stock.
limited (indicating that
the plan is very
broad-based).

Stock-based             Plan provides for the issuance of reload options.
compensation is
clearly used as a
substitute for cash in
delivering market-
competitive total pay.

                        Plan contains automatic share replenishment (ever green) feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Plan is relatively      Plan is long term (>5 years).
short-term (3-5 years).

Plan requires           Renewal of plan is automatic or does not require share-
shareholder approval    holder approval.
for renewal.

Plan incorporates       Ownership trigger is less than 15%.
review by a committee
of independent
directors at least
every three years
(so-called TIDE
provisions).

Plan includes           Classified board.
permitted bid/qualified
offer feature (chewable
pill) that mandates
shareholder vote in
certain situations.

Ownership trigger is    Board with limited independence.
reasonable (15-20%).

Highly independent,
non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365\7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365\7 power, and subtracting 1 from the result.

 Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7-day base period ended December 31, 2004.

Value of account at beginning of period                    $1.00000
Value of same account at end of period*                     1.00040
                                                            -------
Net change in account value                                $0.00040
Annualized current net yield (Net change X 365/7)             2.10%
  / average net asset value
Effective Yield [(Net change) + 1]/365/7 - 1                  2.10%
Weighted Average Maturity of investments                    37 days

---------
* Exclusive of any capital changes.

 The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one tool investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence and differences in the time periods compared, as well as differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                            YIELD AND TOTAL RETURNS

The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended December 31, 2004, is set forth below. Premiums and discounts on asset-backed securities are not amortized.

PORTFOLIO                       YIELD
---------                       -----
Balanced                        2.55%
Capital Growth                  0.66
Diversified Value               2.12
Equity Income                   2.60
Equity Index                    1.60
Growth                          0.40
High Yield Bond                 5.76
International                    N/A
Mid-Cap Index                   1.02
REIT Index                      4.71*
Short-Term Investment-Grade     3.30
Small Company Growth            0.20
Total Bond Market Index         4.16
Total Stock Market Index        1.33

 *This yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

 The average annual total return of each Portfolio of the Fund for the one-, five-, and ten-year periods, or the period since inception, is set forth below:

                              1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
PORTFOLIO                       12/31/2004     12/31/2004      12/31/2004
---------                       ----------     ----------      ----------
Balanced                            11.29%          7.58%          12.31%
Capital Growth                      17.63          22.18*            N/A
Diversified Value                   20.46          11.46            7.06*
Equity Income                       13.32           5.50           12.75
Equity Index                        10.80          -2.36           12.00
Growth                               7.25         -13.91            6.12
High Yield Bond                      8.53           5.43            6.40*
International                       19.42           0.24            7.54
Mid-Cap Index                       20.32          10.06           12.66*
Money Market                         1.26           2.94            4.22
REIT Index                          30.51          20.99           17.09*
Short-Term Investment-Grade          2.07           5.55            5.07*
Small Company Growth                15.30           8.61           13.25*
Total Bond Market Index              4.20           7.19            7.38
Total Stock Market Index            12.55          20.29*            N/A

 *Since Inception:
  Capital Growth Portfolio--December 3, 2002
  Diversified Value Portfolio and Short-Term Investment-Grade
     Portfolio--February 8, 1999
  High Yield Bond Portfolio and Small Company Growth Portfolio--June 3, 1996 Mid-Cap Index Portfolio and REIT Index Portfolio--February 9, 1999
  Total Stock Market Index Portfolio--January 8, 2003

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2004, appearing in the Fund's 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

COMMERCIAL PAPER

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST PREFERRED BOND RATINGS:

 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                               LEGAL DISCLAIMERS

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THIS FUND, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF THE SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.




                                                                  SAI064  042005


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